Exhibit 10.5

FIRST AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Amendment”) is made as of December 21, 2018, by and among ULTRA RESOURCES, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Senior Secured Term Loan Agreement, dated as of April 12, 2017, among Ultra Petroleum Corp., a Yukon corporation, UP Energy Corporation, a Delaware corporation, the Borrower, the Administrative Agent, the Lenders and other parties from time to time party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrower as therein provided;

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders constituting the Majority Lenders have agreed, as set forth herein, to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1.    Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment. Unless otherwise specified, all section references in this Amendment refer to sections of the Credit Agreement.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

Section 2.1.    Amendments to Credit Agreement.

(a)    The Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.2.    Amendment to Exhibits.

(a)    Exhibit H attached hereto is hereby added to the Credit Agreement as Exhibit H.

(b)    Exhibit I attached hereto is hereby added to the Credit Agreement as Exhibit I.

(c)    Exhibit J attached hereto is hereby added to the Credit Agreement as Exhibit J.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1.    First Amendment Effective Date. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3.1 is satisfied (such date, the “First Amendment Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and the Lenders constituting the Majority Lenders in form, substance and date satisfactory to the Administrative Agent;

(b)    after giving effect to this Amendment, no Default or Event of Default shall exist under the Credit Agreement or under any other Loan Document;

(c)    each representation and warranty of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, except (i) to the extent any such representation and warranty is expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representation and warranty shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects;

(d)    the Administrative Agent shall have received an opinion by Kirkland & Ellis LLP, as counsel to the Credit Parties, in a form reasonably satisfactory to the Administrative Agent;

(e)    each of the Second Lien Indenture and the Second Lien Intercreditor Agreement shall be in full force and effect, and the Initial Exchange Date shall have occurred concurrently with the occurrence of the First Amendment Effective Date;

(f)    the Borrower shall have paid (i) an amendment fee payable to the Administrative Agent, for the account of each undersigned Lender who has executed and delivered its signature page to this Amendment on or before 12:00 pm eastern time on December 21, 2018, in an amount equal to 60 basis points on each such Lender’s Loans on the First Amendment Effective Date and (ii) to the extent invoiced no later than one (1) Business Days prior to the First Amendment Effective Date, all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP and Stroock & Stroock & Levan LLP and all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement; and

(g)    the Administrative Agent shall have received mortgages and other Security Instruments sufficient to create first priority, perfected Liens (subject only to Permitted Liens) on at least 95% of the total PV-9 of the Proved Reserves of the Borrower and the Guarantors evaluated by the most recently delivered Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production.

ARTICLE IV.

MISCELLANEOUS

Section 4.1.    Intercreditor Agreement. The Lenders constituting the Majority Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent to enter into, (a) to the extent contemplated to be entered into pursuant to the Credit Agreement, the Junior Lien Intercreditor Agreements and (b) to the extent the administrative agent and/or collateral agent under a refinancing or replacement of the Existing Revolving Credit Agreement has requested the Administrative Agent to enter into a Permitted Pari Passu Intercreditor Agreement, provided that, such Pari Passu Intercreditor Agreement shall have been posted to the Lenders on the Platform not less than five (5) Business Days prior to the date of execution thereof and the Majority Lenders shall not have objected within such five (5) Business Day period. Without limiting any other protections afforded to the Administrative Agent and the Collateral Agent herein, each such Lender hereby consents to the Administrative Agent, the Collateral Agent and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against the Administrative Agent, the Collateral Agent or any such successor, arising from the role of the Administrative Agent, the Collateral Agent or such successor under the Loan Documents, the Permitted Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor Agreements so long as it is either acting in accordance with the terms of such documents and otherwise has not engaged in gross negligence or willful misconduct (as determined in a final and non-appealable judgment by a court of competent jurisdiction). In addition, the Lenders constituting the Majority Lenders hereby authorize the Administrative Agent, the Collateral Agent or any such successor (i) to execute or to enter into amendments of, amendments and restatements of, waivers or other modifications of the Security Instruments, any such Permitted Pari Passu Intercreditor Agreement or Junior Lien Intercreditor Agreements and any additional and replacement intercreditor agreements, in each case, in order to effect the subordination of, and to provide for certain additional rights, obligations and limitations in respect of, any Liens that are junior to the Liens securing the Obligations and incurred as permitted by the Credit Agreement and (ii) to establish certain relative rights as between the holders of the Obligations and the holders of the Debt secured by such Liens that are junior to the Liens securing the Obligations. Notwithstanding the foregoing, in the event of any conflict between the Junior Lien Intercreditor Agreement, the Permitted Pari Passu Intercreditor and the Credit Agreement as to such relative rights and obligations, the provisions of this Junior Lien Intercreditor Agreement and Permitted Pari Passu Intercretitor Agreement, as applicable, shall control.

Section 4.2.    Ratification of Agreements. The Loan Documents, as they may be affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 4.3.    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement (as they may be affected by this Amendment) pertaining to Loan Documents apply thereto.

Section 4.4.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.5.    Counterparts; Fax. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Robert Walsh
Name: Robert Walsh
Title: Assistant Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

1828 CLO Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ICM Senior Loan Fund, L.P., as a Lender

By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AGF Floating Rate Income Fund, as a Lender

By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AIG Flexible Credit Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

American Century Capital Portfolios, Inc. - AC Alternatives Income Fund, as a Lender

By: BCSF Advisors, as Subadvisor

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ANTARA CAPITAL MASTER FUND LP, as a Lender

By:	/s/ Lance Kravitz
Name: Lance Kravitz
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Aon Hewitt Group Trust - High Yield Plus Bond Fund, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XVI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XX, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXI, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXII, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Apidos CLO XXIII, as a Lender

By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXIV, as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Apidos CLO XXIX, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXV, as a Lender

By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXVI, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

APIDOS CLO XXVII, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Apidos CLO XXVIII, as a Lender

By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Arch Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ARES XLIX CLO LTD., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ARES DYNAMIC CREDIT ALLOCATION FUND, INC., as a Lender

By: Ares Capital Management II, LLC, its Adviser

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares Enhanced Credit Opportunities Fund B, LTD., as a Lender

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares Institutional Credit Fund, LP, as a Lender

By: Ares Institutional Credit GP LLC, its general partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares Institutional High Yield Master Fund LP, as a Lender

By: Ares Management LLC, its Investment Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares Institutional Loan Fund, L.P., as a Lender

By: Ares Management LLC, its Investment Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares L CLO Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares Senior Loan Trust, as a Lender

By: Ares Senior Loan Trust Management, L.P., Its Investment Adviser

By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XL CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLI CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLII CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLIII CLO Ltd., as a Lender

By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLIV CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLV CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLVI CLO Ltd., as a Lender

By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLVII CLO Ltd., as a Lender

By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XLVIII CLO Ltd., as a Lender

By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ARES XXIX CLO LTD., as a Lender

By: Ares CLO Management XXIX, L.P., its Asset Manager

By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXVII CLO, Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXVIIIR CLO Ltd., as a Lender

By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXIII CLO Ltd., as a Lender

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Ben Kattan

Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXIIR CLO Ltd, as a Lender

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXIR CLO Ltd., as a Lender

By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXIV CLO Ltd., as a Lender

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXIX CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXVII CLO Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXVIII CLO Ltd., as a Lender

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ares XXXVR CLO Ltd., as a Lender

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Aristeia Master LP, as a Lender

By: Aristeia Capital, L.L.C.
Its Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer Aristeia Capital, L.L.C.

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ASIG International Limited, as a Lender

By: Aristeia Capital, L.L.C.
Its Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer
Aristeia Capital, L.L.C.

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

WINDERMERE IRELAND FUND PLC, as a Lender

By: Aristeia Capital, L.L.C.
Its Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer
Aristeia Capital, L.L.C.

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ASIP (HOLDCO) IV S.A.R.L., as a Lender

By: ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Assurant CLO I, Ltd., as a Lender

By: Assurant Investment Management LLC as Service Provider to Assurant CLO Management, LLC as its Collateral Manager

By:	/s/ Michael Feeney
Name: Michael Feeney
Title: Senior Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Assurant CLO II, Ltd., as a Lender

By: Assurant Investment Management LLC as Service Provider to Assurant CLO Management, LLC as its Collateral Manager

By:	/s/ Michael Feeney
Name: Michael Feeney
Title: Senior Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Assurant CLO III, Ltd., as a Lender

By:	/s/ Michael Feeney
Name: Michael Feeney
Title: Senior Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Auburn CLO, Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Trinh, Kaitlin
Name: Trinh, Kaitlin
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AUIM Credit Opportunities Master Fund LTD, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH, as a Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Avery Point IV CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Avery Point V CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Avery Point VI CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Avery Point VII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as a Lender

By: Bain Capital Credit CLO Advisors, LP,as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit CLO 2017-1, Limited, as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit CLO -2017-2, Limited, as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit CLO 2018-1, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit CLO 2018-2, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit Rio Grande FMC, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BAIN CAPITAL SENIOR LOAN FUND, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Senior Loan Fund Public Limited Company, as a Lender

By:	Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Baloise Senior Secured Loan Fund II, as a Lender

By:	Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Margaret Sang
Name: Margaret Sang
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BARCLAYS LEVERAGED LOAN TRADING (Barclays Bank PLC), as a Lender

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO III, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO IV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO V-B, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO VI, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO VII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO VIII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO X, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO XI, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO XII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Benefit Street Partners CLO XIV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Blue Cross and Blue Shield of Florida, Inc., as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Blue Cross of California, as a Lender

By: Bain Capital Credit,LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio, as a Lender

By: Eaton Va nce Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Canoe Floating Rate Income Fund, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2013-1 Ltd., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2014-1 Ltd., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2014-2 Ltd., as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2015-1 Ltd., as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2016-1 LTD., as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catamaran CLO 2018-1 Ltd., as a Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Catholic Health Initiatives Master Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding II CLO Ltd, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding IV CLO, Ltd., as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding IX CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding V CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding VI CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding VII CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Cedar Funding VIII CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Central States, Southeast and Southwest Areas Health and Welfare Fund, as a Le-nder, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Chevron Master Pension Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CHI Operating Investment Program L.P., as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Citi Loan Funding GCPH TRS LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-In-Fact

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

City of New York Group Trust, as a Lender

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

City of New York Group Trust, as a Lender

By:	The Comptroller of the City of New York

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CLC LEVERAGED LOAN TRUST, as a Lender

By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ August, Glenn
Name: August, Glenn
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Combustion Engineering 524 (g) Asbestos PI Trust, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Community Insurance Company, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CONTINENTAL CASUALTY COMPANY, as a Lender

By:	/s/ Amy C. Adams
Name: Amy C. Adams
Title: Senior Vice President and Treasurer

Approved by Law Dept. By: MPL Date: 12-18-18

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CREDIT SUISSE LOAN FUNDING as a Lender, as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Crown Point CLO 4 Ltd., as a Lender

by Pretium Credit Management LLC as Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Crown Point CLO 5 Ltd., as a Lender

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

CVC Credit Partners Global Yield Master, L.P., as a Lender

By: Its Investment Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DaVinci Reinsurance Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: Destinations Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH-, as a Lender

By:	DB USA Core Corporation

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Deutsche Enhanced Commodity Strategy Fund, as a Lender

By:	Deutsche Investment Management Americas Inc. Investment Advisor

By:	/s/ Jeff Coles
Name: Jeff Coles
Title: Assistant Vice President

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Deutsche Floating Rate Fund, as a Lender

By:	Deutsche Investment Management Americas Inc. Investment Advisor

By:	/s/ Jeff Coles
Name: Jeff Coles
Title: Assistant Vice President

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: DL Blue Diamond Fund, LLC, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: DoubleLine Flexible Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Dunham Floating Rate Bond Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eastspring Investments US Bank Loan Special Asset Mother Investm------ust [Loan Claim], as a Lender

By:	PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance CLO 2013-1 LTD., as a Lender

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance CLO 2014-1R, Ltd., as a Lender

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance CLO 2015-1 Ltd., as a Lender

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance CLO 2018-1, Ltd., as a Lender

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brottrof
Name: Michael Brottrof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Floating Rate Portfolio, as a Lender

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Institutional Senior Loan Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Limited Duration Income Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Senior Income Trust, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Endurance Investment Holdings Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

FEDERAL INSURANCE COMPANY, as a Lender

By: Ares Private Account Management I, L.P., its Investment Manager

By: Ares Private Account Management I GP, LLC, its General Partner

By:	/s/ Ben Kattan
Name:	Ben Kattan
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

FirstEnergy System Master Retirement Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Floating Rate Income Fund, a series of JohnHancock Funds II, as a Lender

By: BCSF Advisors, LP, its Subadviser

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC, as a Lender

By: Wells Capital Management, as Investment Advisor

By:	/s/ Brooklyn Larsen
Name:	Brooklyn Larsen
Title:	Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

FS Energy and Power Fund, as a Lender

By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Andrew Jam on
Name:	Andrew Jam on
Title:	Authorized Person

By:	/s/ Eric Long
Name:	Eric Long
Title:	Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Future Fund Board of Guardians, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

FUTURE FUND BOARD OF GUARDIANS, as a Lender

By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its investment manager

By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner

By:	/s/ Ben Kattan
Name:	Ben Kattan
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

G.A.S. (Cayman) Limited, as trustee for Rainier (Loan Fund), a series trust of the Multi Strategy Umbrella Fund Cayman, as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GGH US BL Ametrine Sub-Trust A Sub-Trust Of Guggenheim Amethyst Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Trinh, Kaitlin
Name:	Trinh, Kaitlin
Title:	Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GoldenTree Loan Management US CLO 1, Ltd., as a Lender

By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GoldenTree Loan Management US CLO 2, Ltd., as a Lender

By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GoldenTree Loan Management US CLO 3, Ltd., as a Lender

By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GoldenTree Loan Opportunities IX, Limited, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GoldenTree Loan Opportunities XII, Limited, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Government Employees Superannuation Board, as a Lender

By:	Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Griffin Institutional Access Credit Fund, as a Lender

By:	BCSF Advisors, LP, as Sub-Adviser

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Defensive Loan Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Trinh, Kaitlin
Name: Trinh, Kaitlin
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Energy & Income Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC as Sub-Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Private Debt Fund Note Issuer 2.0, LLC, as a Lender

By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim U.S. Loan Fund II, as a Lender

By:	Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series), as a Lender

By:	Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Health Care Service Corporation, a Mutual Legal Reserve Company (D/B/A Blue Cross Blue Shield of IL or Blue Cross Blue Shield of TX or Blue Cross Blue Shield of NM or Blue Cross Blue Shield of OK or Blue Cross Blue Shield of MT), as a Lender

By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Trinh, Kaitlin
Name: Trinh, Kaitlin
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Hempstead II CLO Ltd., as a Lender

By:	Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Trinh, Kaitlin
Name: Trinh, Kaitlin
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

High Yield Bond Fund, a series of 525 Market Street Fund, LLC, as a Lender

By:	Wells Capital Management, as Investment Advisor

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

HMS-ORIX HOLDINGS I, LLC, as a Lender

By:	/s/ Bradley Wilson
Name: Bradley Wilson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

IAM National Pension Fund, as a Lender

By:	Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ICM Global Floating Rate Income Limited, as a Lender

By:	Investcorp Credit Management US LLC, as the US Investment Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO II Ltd., as a Lender

By:	3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO IV Ltd., as a Lender

By:	3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO IX Ltd., as a Lender

By:	3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO V Ltd., as a Lender

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO VII Ltd., as a Lender

3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO VIII Ltd., as a Lender

By:	3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO VI-R Ltd., as a Lender

By:	Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Jamestown CLO X Ltd., as a Lender

By:	3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ Nadeau, David
Name:	Nadeau, David
Title:	Partner

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JAMESTOWN CLO XI LTD., as a Lender

By:	Investcorp Credit Management US LLC, as Investment Manager

By:	/s/ David Nadeau
Name:	David Nadeau
Title:	Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JHF II - U.S. High Yield Bond Fund, as a Lender

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to JNL/FPA + DoubleLine Flexible Allocation Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JNL/PPM America Long Short Credit Fund, a series of Jackson Variable Series Trust, as a Lender

By: PPM America, Inc. as Sub-Adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

KAISER FOUNDATION HOSPITALS, as a Lender

BY: Ares Management LLC, as portfolio manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Kaiser Foundation Hospitals, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Kaiser Permanente Group Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

KAISER PERMANENTE GROUP TRUST, as a Lender

By: Kaiser Foundation Health Plan, Inc., as named fiduciary

By: Ares Management LLC, as portfolio manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 1, as a Lender

By: Ares Management Limited, its Investment Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Lloyds Banking Group Pensions Trustees Limited as trustee of Lloyds Bank Pension Scheme No. 2, as a Lender

By: Ares Management Limited, its Investment Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Longfellow Place CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Los Angeles County Employees Retirement Association, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: Louisiana State Employees’ Retirement System, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Lucent Technologies Inc. Master Pension Trust, as a Lender

By: Alcatel-Lucent Investment Management Corporation, as named fiduciary

By: Ares Management LLC, as manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GIM TRUST 2 - SENIOR SECURED LOAN FUND f.k.a SENIOR SECURED LOAN FUND THE INITIAL SERIES TRUST OF GIM TRUST 2, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN GLOBAL BOND OPPORTUNITIES FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ADVANCED SERIES TRUST - AST HIGH YIELD PORTFOLIO, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ADVANCED SERIES TRUST - AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ADVANCED SERIES TRUST - AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ANTARES MANAGING AGENCY LIMITED, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AON HEWITT COLLECTIVE INVESTMENT TRUST, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

AON HEWITT INVESTMENT CONSULTING, INC., as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

COMMINGLED PENSION TRUST FUND (HIGH FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GIM INVESTMENT TRUST - US HIGH YIELD BOND AND LOAN FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GIM SPECIALIST INVESTMENT FUNDS -GIM MULTI SECTOR CREDIT FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN CHASE BANK N.A. AS TRUSTEE OF THE JPMORGAN CHASE RETIREMENT PLAN, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN DIVERSIFIED FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN FLEXIBLE CREDIT LONG SHORT FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN FLOATING RATE INCOME FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN GLOBAL ALLOCATION FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN HIGII YIELD FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN INCOME BUILDER FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

LVIP JPMORGAN HIGH YIELD FUND, as a Lender

By:	/s/ Chad Engelbert
Name: Chad Engelbert
Title: Executive Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ORIX CORPORATE CAPITAL INC., as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ELM CLO 2014-1, LTD., as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MARINER CLO 2015-1, as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MARINER CLO 2016-3, LTD as a Lender, as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MARINER CLO 2017-4, LTD as a Lender, as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MARINER CLO 5 LTD, LTD., as a Lender

By:	/s/ Bradley Willson
Name: Bradley Willson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MARINER CLO 6, LTD., as a Lender

By:	/s/ Bradley Wilson
Name: Bradley Wilson
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Massachusetts Fidelity Trust Company, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Mercer Field II CLO Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

METROPOLITAN LIFE INSURANCE COMPANY-SA 729, as a Lender

By:	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

MetLife Syndicated Bank Loan Fund SCSp, as a Lender

By: MetLife Investment Advisors, LLC, Its investment manager

By:	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BRIGHTHOUSE LIFE INSURANCE COMPANY- SA STRUCTURED ANNUITY (SA), as a Lender

By: MetLife Investment Advisors, LLC, its investment manager.

By:	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Mt. Whitney Securities, L.L.C., as a Lender

By: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Jeff Coles
Name: Jeff Coles
Title: Assistant Vice President

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Mt. Whitney Securities, LLC, as a Lender

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Newfleet CLO 2016-1, Ltd., as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Newfleet Multi-Sector Income ETF, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

NewMark Capital Funding 2014-2 CLO Ltd. By Pretium, as a Lender

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Nomura Global Manager Select - Bank Loan Fund, as a Lender

By: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

By:	/s/ Jeff Coles
Name: Jeff Coles
Title: Assistant Vice President

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

NZCG Funding Ltd, as a Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Damien Torkelson
Name: Damien Torkelson
Title: Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND, as a Lender

By:	/s/ Damien Torkelson
Name: Damien Torkelson
Title: Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND, as a Lender

By:	/s/ Damien Torkelson
Name: Damien Torkelson
Title: Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

OPPENHEIMER MASTER LOAN FUND, LLC, as a Lender

By:	/s/ Damien Torkelson
Name: Damien Torkelson
Title: Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Pacific Select Fund Floating Rate Loan Portfolio, as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Collateral Manager to: Parallel 2015-1, Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Collateral Manager to: Parallel 2017-1, Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-1, Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

PensionDanmark Pensionsforsikringsaktieselskab, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

PPM Long Short Credit Fund, a series of the PPM Funds as a Lender, as a Lender

By: PPM America, Inc., as agent and investment adviser on behalf of the Fund

By:	/s/ Christopher Kappas
Name: Christopher Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

PPM Floating Rate Income Fund, a series of the PPM Funds, as a Lender

By: PPM America, Inc., as agent and investment adviser on behalf of the Fund

By:	/s/ Christopher Kappas
Name: Christopher Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

PPM Strategic Income Fund, as a Lender

By: PPM America, Inc.,as agent and investment adviser on behalf of the Fund

By:	/s/ Christopher Kappas
Name: Christopher Kappas
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Race Point IX CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Race Point VIII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Race Point X CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: Renaissance Flexible Yield Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Renaissance Floating Rate Income Fund, as a Lender

By: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Renaissance Investment Holdings Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: Renaissance Multi-Sector Fixed Income Private Pool, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Retail Employees Superannuation Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Rockford Tower CLO 2017-1, Ltd, as a Lender

By: King Street Capital Management, L.P., Its Authorized Signatory

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Rockford Tower CLO 2017-2, Ltd., as a Lender

By: King Street Capital Management, L.P., Its Authorized Signatory

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Rockford Tower CLO 2017-3, Ltd., as a Lender

By: Rockford Tower Capital Management, L.L.C., Its Collateral Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Rockford Tower CLO 2018-1, Ltd., as a Lender

By: Rockford Tower Capital Management, L.L.C., Its Collateral Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Rockford Tower CLO 2018-2, Ltd., as a Lender

By: Rockford Tower Capital Management, L.L.C., Its Collateral Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Salmagundi II, Ltd, as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

San Francisco City and County Employees Retirement System, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Bain Capital Credit Managed Account (FSS), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Saranac CLO III Limited, as a Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SARANAC CLO V LIMITED, as a Lender

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Saranac CLO VI Limited, as a Lender

By: Canaras Capital Management LLC as Service Provider

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Saranac CLO VII Limited, as a Lender

By: Canaras Capital Management LLC As Service Provider

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sears Holdings Pension Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SEI GLOBAL MASTER FUND PLC - THE SEI HIGH YIELD FIXED INCOME FUND, as a Lender

By: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SEI Institutional Investments Trust - High Yield Bond Fund, as a Lender

By: Ares Management LLC, as Sub-Adviser

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND, as a Lender

By: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SEI INSTITUTIONAL MANAGED TRUST - ENHANCED INCOME FUND, as a Lender

By: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SEI INSTITUTIONAL MANAGED TRUST - HIGH YIELD BOND FUND, as a Lender

By: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Senior Debt Portfolio, as a Lender

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Seven Sticks CLO Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO IX, Ltd., as a Lender

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO V-R, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO VI, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO VII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO VIII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO X, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XI, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XIV, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XV, Ltd, as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SOUND POINT CLO XVI, LTD., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XVII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sound Point CLO XVIII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2014-1R, LTD, as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2015-1, LTD., as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2016-1, Ltd., as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2017-1, LTD, as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2018-1, Ltd., as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Steele Creek CLO 2018-2, Ltd., as a Lender

By:	/s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

[STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR HET BEROEPSVERVOER OVER DE WEG], as a Lender

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Logan Circle Partners, L.P.

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Stichting Pensioenfonds Hoogovens, as a Lender

By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Sunsuper Pooled Superannuation Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF SOUTH AUSTRALIA, as a Lender

By: ARES HIGH YIELD STRATEGIES FUND IV MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By: ARES HIGH YIELD STRATEGIES FUND IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Suzuka INKA, as a Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Swiss Capital Pro Loan V plc, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Teachers Insurance and Annuity Association of America, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TELOS CLO 2013-3, Ltd., as a Lender

By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TELOS CLO 2013-4, Ltd., as a Lender

By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TELOS CLO 2014-5, Ltd., as a Lender

BY: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TELOS CLO 2014-6, Ltd, as a Lender

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Telos COF I, LLC, as a Lender

By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

The Hartford Floating Rate Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

The Hartford Floating Rate High Income Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

The Hartford Strategic Income Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2012-1 CLO Ltd., as a Lender

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL CREDIT WIND RIVER 2013-1 CLO LTD., as a Lender

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2013-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2016-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2017-1 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2017-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2017-3 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL CREDIT WIND RIVER 2017-4 CLO LTD, as a Lender

By THL Credit Advisors LLC, as Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2018-1 CLO Ltd., as a Lender

By: THL Credit Advisors LLC, as Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

THL Credit Wind River 2018-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TIAA CLO II LTD, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title:

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Teachers Advisors, LLC on behalf of TIAA CLO III Ltd, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

TIAA Global Public Investments, LLC - Series Loan, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Touchstone Strategic Trust - Touchstone Credit Opportunities Fund, as a Lender

By : Ares Capital Management II LLC, as its Sub-Advisor

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Transamerica Corporation Master Pension Trust, as a Lender

By: AEGON USA, as its Investment Advisor

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Transamerica Floating Rate, as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Transamerica Life Insurance Company, as a Lender

By: AEGON USA, as its Investment Advisor

By:	/s/ Noah Robinson
Name: Noah Robinson
Title: Trade Adminstrator

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Investment Advisor to: Trustees of the Estate of Bernice Pauahi Bishop dba Kamehameha Schools, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

U.S. High Yield Bond Fund, as a Lender

By: Ares Management LLC, as its Portfolio Manager

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO III, Ltd., as a Lender

BY: DFG Investment Advisers, Inc.

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO IV, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO V, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO VI, Ltd., as a Lender

By: Vibrant Credit Partners LLC, as Portfolio Manager

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO VII, Ltd., as a Lender

By: Vibrant Credit Partners, LLC as Portfolio Manager

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Vibrant CLO VIII, Ltd., as a Lender

By: Vibrant Credit Partners, LLC as Portfolio Manager

By:	/s/ Timothy Milton
Name: Timothy Milton
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Virtus Newfleet Dynamic Credit ETF, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Virtus Newfleet Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wellington Multi-Sector Credit Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II Multi- Sector Credit II Portfolio, as a Lender

By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wells Fargo & Company Master Pension Trust, as a Lender

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wells Fargo Income Opportunities Fund, as a Lender

By: Wells Capital Management, as Investment Advisor

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wells Fargo Multi-Sector Income Fund, as a Lender

by: Wells Capital Management, as Investment Advisor

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wells Fargo Utilities and High Income Fund, as a Lender

By: Wells Capital Management, as Investment Advisor

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ David Josepho
Name: David Josepho
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Wells Fargo Global Dividend Opportunity Fund, as a Lender

By:	/s/ Brooklyn Larsen
Name: Brooklyn Larsen
Title: Trading Operations Specialist

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

The Western and Southern Life Assurance Company, as a Lender

By:	/s/ Bernie M. Casey
Name: Bernie M. Casey
Title: AVP & Senior Credit Analyst

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

DoubleLine Capital LP as Sub-Advisor to: Wilshire Mutual Funds, Inc. - Wilshire Income Opportunities Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO II, Limited, as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 2, Limited, as a Lender

ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 3, Limited, as a Lender

ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 5, Limited, as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 6, Limited, as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 7, Limited, as a Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 8, Limited, as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 9, Limited, as a Lender

By Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZAIS CLO 1, Limited, as a Lender

ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Ziggurat CLO Ltd., as a Lender

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

ZILUX FCP-SIF - Zilux Senior Loans Global, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

METROPOLITAN LIFE INSURANCE COMPANY-SA 728, as a Lender

By:	/s/ Steven R. Bruno
Name: Steven R. Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Brighthouse Life Insurance Company, by MetLife Investment Advisors, LLC, its investment manager., as a Lender

By:	/s/ Steven R Bruno
Name: Steven R Bruno
Title: Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Agreed and acknowledged:

ULTRA RESOURCES, INC., as Borrower

By:	/s/ David W. Honeyfield
Name: David W. Honeyfield
Title: Senior Vice President and Chief Financial Officer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

EXHIBIT A TO FIRST AMENDMENT

SENIOR SECURED TERM LOAN AGREEMENT

dated as of April 12, 2017,

among

ULTRA PETROLEUM CORP.

and

UP ENERGY CORPORATION,

as Parent Guarantor,

ULTRA RESOURCES, INC.,

as Borrower,

BARCLAYS BANK PLC,

as Administrative Agent,

and

The Lenders and Other Parties Party Hereto

GOLDMAN SACHS BANK USA,

as Syndication Agent,

BANK OF MONTREAL,

as Documentation Agent

and

BARCLAYS BANK PLC, GOLDMAN SACHS BANK USA and

BMO CAPITAL MARKETS CORP.

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

		Page
ARTICLE I
DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01	Terms Defined Above	1
Section 1.02	Certain Defined Terms	1
Section 1.03	Types of Loans and Borrowings	~~36~~41
Section 1.04	Terms Generally; Rules of Construction	~~36~~41
Section 1.05	Accounting Terms and Determinations; GAAP	~~37~~41

ARTICLE II
THE CREDITS

Section 2.01	Commitments	~~37~~42
Section 2.02	Loans and Borrowings	~~37~~42
Section 2.03	Requests for Borrowings	~~38~~43
Section 2.04	Interest Elections	~~39~~43
Section 2.05	Funding of Borrowings	~~40~~44
~~Section 2.06~~	~~Increase of Commitments~~	~~45~~

ARTICLE III.
PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

Section 3.01	Repayment of Loans	47
Section 3.02	Interest	~~42~~47
Section 3.03	Alternate Rate of Interest	~~43~~48
Section 3.04	Prepayments	49
Section 3.05	Fees	50

ARTICLE IV
PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS

Section 4.01	Payments Generally; Pro Rata Treatment; Sharing of Set-offs	~~45~~50
Section 4.02	Presumption of Payment by the Borrower	51
Section 4.03	Deductions by the Administrative Agent	~~46~~51
Section 4.04	Collection of Proceeds of Production	~~46~~52

ARTICLE V
INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

Section 5.01	Increased Costs	52
Section 5.02	Break Funding Payments	53
Section 5.03	Taxes	~~48~~53
Section 5.04	Mitigation Obligations; Designation of Different Lending Office	~~51~~57
Section 5.05	Replacement of Lenders	57
Section 5.06	Illegality	57

ARTICLE VI
CONDITIONS PRECEDENT

Section 6.01	Effective Date	~~52~~58

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

i

ARTICLE IX

NEGATIVE COVENANTS

Section 12.09	GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS	109
Section 12.10	Headings	110
Section 12.11	Confidentiality	110
Section 12.12	Interest Rate Limitation	~~104~~111
Section 12.13	EXCULPATION PROVISIONS	111
Section 12.14	[Reserved]	~~105~~112
Section 12.15	[Reserved]	~~105~~112
Section 12.16	[Reserved]	~~105~~112
Section 12.17	USA Patriot Act Notice	~~105~~112
Section 12.18	No Advisory or Fiduciary Responsibility	112
Section 12.19	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	112

Annexes, Exhibits and Schedules

Annex I	Commitments

Exhibit A	Form of Note
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D	Form of Compliance Certificate
Exhibit E	Security Instruments as of the Effective Date
Exhibit F	Form of Assignment and Assumption
Exhibit G-1	Form of U.S. Tax Compliance Certificate (Foreign Lenders; not partnerships)
Exhibit G-2	Form of U.S. Tax Compliance Certificate (Foreign Participants; not partnerships)
Exhibit G-3	Form of U.S. Tax Compliance Certificate (Foreign Participants; partnerships)
Exhibit G-4	Form of U.S. Tax Compliance Certificate (Foreign Lenders; partnerships)
Exhibit H	Form of ~~Commitment Increase Certificate~~Second Lien Intercreditor Agreement
Exhibit I	Form of ~~Additional Lender Certificate~~Third Lien Intercreditor Agreement
Exhibit J	Form of Second Lien Indenture

Schedule 7.04(c)	Financial Condition; No Material Adverse Change
Schedule 7.05	Litigation
Schedule 7.06	Environmental Matters
Schedule 7.14	~~Subsidiaries and Unrestricted~~ Subsidiaries
Schedule 7.18	Gas Imbalances; Take or Pay; Other Prepayments
Schedule 7.19	Marketing Agreements
Schedule 7.20	Swap Agreements
Schedule 9.02	Debt
~~Schedule 9.05~~	~~Investments~~
Schedule 12.01	Notices

THIS SENIOR SECURED TERM LOAN AGREEMENT dated as of April 12, 2017, is among ULTRA RESOURCES, INC., a Delaware corporation (the “Borrower”); ULTRA PETROLEUM CORP., a corporation organized under the laws of the Yukon Territory of Canada (“Ultra Petroleum”); UP ENERGY CORPORATION, a Delaware corporation (“UP Energy” and, together with Ultra Petroleum, collectively the “Parent Guarantor”); each of the Lenders from time to time party hereto; and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. On April 29, 2016, Parent Guarantor and the Borrower and certain of their respective Subsidiaries filed voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, initiating cases under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), consolidated administratively under Case No. 16-32202 (the “Chapter 11 Cases”);

B. The Debtors filed the Plan of Reorganization (as defined herein) with the Bankruptcy Court on March 14, 2017 (the “Plan of Reorganization”) and on March 14, 2017 the Bankruptcy Court entered the Confirmation Order confirming the Plan of Reorganization, which Confirmation Order inter alia authorized and approved the Debtor’s entry into and performance under this Agreement;

C. The Borrower has requested that the Lenders provide certain term loans to and extensions of credit on behalf of the Borrower; and

D. The Lenders have indicated their willingness to lend subject to the terms and conditions of this Agreement;

E. NOW, THEREFORE, in consideration of the foregoing recitals, of the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2022 Notes” means the senior notes due 2022 issued by the Borrower on the Effective Date and outstanding on the Initial Exchange Date in an aggregate principal amount equal to $195,035,000, after giving effect to the Permitted Notes Exchange on the Initial Exchange Date.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, which grants the Collateral Agent “control” as defined in the Uniform Commercial Code in effect in the applicable jurisdiction over any Deposit Account, Securities Account or Commodities Account maintained by any Credit Party, in each case, among the Collateral Agent, the applicable Credit Party and the applicable financial institution at which such Deposit Account, Securities Account or Commodities Account is maintained.

“ACNTA” means (without duplication), as of the date of determination, the remainder of:

(a) the sum of:

(i) discounted future net revenues from proved oil and gas reserves of the Parent Guarantor, the Borrower and any Restricted Subsidiaries calculated in accordance with SEC guidelines (but utilizing prices and costs calculated in accordance with SEC guidelines as if the end of the most recent fiscal quarter preceding the date of determination for which such information is available to the Borrower were year-end and giving effect to applicable Commodity Agreements in place as of the date of determination (whether positive or negative)) before any state or federal income taxes, as estimated in a reserve report prepared as of the end of the Borrower’s most recently completed fiscal year for which audited financial statements are available, as increased by, as of the date of determination, the estimated discounted future net revenues from

(A) estimated proved oil and gas reserves acquired since such year end, which reserves were not reflected in such year-end reserve report, and

(B) estimated proved oil and gas reserves attributable to extensions, discoveries and other additions and upward revisions of estimates of proved oil and gas reserves since such year-end due to exploration, development or exploitation, production or other activities, which would, in accordance with standard industry practice, cause such revisions (including the impact to proved oil and gas reserves and future net revenues from estimated development costs incurred and the accretion of discount since such year-end), and decreased by, as of the date of determination, the estimated discounted future net revenues from

(C) estimated proved oil and gas reserves produced or disposed of since such year end to the extent such estimated discounted future net revenues were included in such year-end reserve report or such estimated reserves under clauses (A) or (B) above, and

(D) estimated proved oil and gas reserves attributable to downward revisions of estimates of proved oil and gas reserves since such year-end due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions, in the case of clauses (A) through (D) calculated on a pre-tax basis substantially in accordance with SEC guidelines (but utilizing prices and costs calculated in accordance with SEC guidelines as if the end of the most recent fiscal quarter preceding the date of determination for which such information is available were year-end and giving effect to applicable Commodity Agreements in place as of the date of determination (whether positive or negative)); provided, however, that in the case of each of the determinations made pursuant to clauses (A) through (D), such increases and decreases shall be as estimated by the Borrower’s petroleum engineers;

(ii) the capitalized costs that are attributable to oil and gas properties of the Parent Guarantor and its Restricted Subsidiaries to which no proved oil and gas reserves are attributable, based on the Parent Guarantor’s books and records as of a date no earlier than the date of the Parent Guarantor’s latest available annual or quarterly financial statements;

(iii) the Net Working Capital of the Parent Guarantor, the Borrower and any Restricted Subsidiaries on a date no earlier than the date of the Borrower’s latest annual or quarterly financial statements; and

(iv) the greater of

(A) the net book value of other tangible assets of the Parent Guarantor, the Borrower and any Restricted Subsidiaries, as of a date no earlier than the date of the Borrower’s latest annual or quarterly financial statements, and

(B) the appraised value, as estimated by independent appraisers, of other tangible assets of the Parent Guarantor, the Borrower and any Restricted Subsidiaries, as of a date no earlier than the date of the Borrower’s latest audited financial statements; provided, that, if no such appraisal has been performed, the Borrower shall not be required to obtain such an appraisal and only clause (iv)(A) of this definition shall apply;

minus

(b) the sum of:

(i) minority interests;

(ii) any net gas balancing liabilities of the Parent Guarantor, the Borrower and any Restricted Subsidiaries reflected in the Borrower’s latest annual or quarterly balance sheet (to the extent not deducted in calculating Net Working Capital of the Borrower in accordance with clause (a)(iii) above of this definition);

(iii) to the extent included in (a)(i) above, the discounted future net revenues, calculated in accordance with SEC guidelines (but (x) utilizing prices and costs calculated in accordance with SEC guidelines as if the end of the most recent fiscal quarter preceding the date of determination for which such information is available to the Borrower were year-end), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of the Parent Guarantor, the Borrower and any Restricted Subsidiaries with respect to Volumetric Production Payments (determined, if applicable, using the schedules specified with respect thereto); and

(iv) the discounted future net revenues, calculated in accordance with SEC guidelines, attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production and price assumptions included in determining the discounted future net revenues specified in (a)(i) above, would be necessary to fully satisfy the payment obligations of the Parent Guarantor, the Borrower and any Restricted Subsidiaries with respect to Dollar-Denominated Production Payments (determined, if applicable, using the schedules specified with respect thereto).

If the Borrower changes its method of accounting from the full cost method of accounting to the successful efforts or a similar method, ACNTA will continue to be calculated as if the Borrower were still using the full cost method of accounting.

“Act” has the meaning assigned to such term in Section 12.17.

~~“Additional Lender” has the meaning given to such term in Section 2.06(a).~~

~~“Additional Lender Certificate” has the meaning given to such term in Section 2.06(b)(xi).~~

“Additional Oil and Gas Assets” means (a) Oil and Gas Properties, (b) gathering systems and other improvements, infrastructure, equipment and fixtures used in connection with the exploration, exploitation, development, or operation of Oil and Gas Properties or the production, treatment, handling, gathering, transportation, processing, and disposition of hydrocarbons and associated products, (c) Investments in joint ventures that own any assets described in clauses (a) or (b) to the extent permitted by Section 9.04, and (d) Equity Interests acquired from third parties in Persons that own any assets described in clauses (a) or (b) and that are Guarantors or become Guarantors as provided in Section 8.14 promptly following such acquisition.

“Adjusted Eurodollar Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the Eurodollar Rate for such Interest Period multiplied by the Statutory Reserve Rate.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Loans” has the meaning assigned to such term in Section 5.06.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. The term “Affiliated” has a correlative meaning thereto.

“Affiliated Lender” means any Affiliate of the Borrower (other than the Parent Guarantor or the Restricted Subsidiaries).

“Agents” means, collectively, the Administrative Agent, the Collateral Agent and, as the context requires, any syndication agents or documentation agents hereunder that may from time to time be designated by the Administrative Agent and the Borrower.

“Agreement” means this Senior Secured Term Loan Agreement, as the same may from time to time be amended, modified, supplemented or restated.

~~“All-In Yield” means, as to any Debt, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, an Adjusted Eurodollar Rate or Alternate Base Rate floor greater than the “floor” then in effect on the Loans; provided that, in determining the applicable interest rate margins (a) customary arrangement, structuring, commitment or other fees payable to the arrangers (or their Affiliates) shall be excluded, (b) original issue discount and upfront fees paid to the lenders thereunder shall be included (with original issue discount being equated to interest based on an assumed four-year life to maturity or, if shorter, the actual Weighted Average Life to Maturity) and (c) if a refinancing facility includes an interest rate floor greater than the applicable interest rate floor for the existing Loans, such differential between interest rate floors shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin for the existing Loans shall be required, but only to the extent an increase in the interest rate floor for the Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the interest rate margin) applicable to the existing Loans may be increased to the extent necessary in respect of such differential between interest rate floors; provided further that each basis point increase to the interest rate floor of the Loans shall count as one basis point of increase in the interest rate margin to the Loans for purposes of the calculations under Section 3.01.~~

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1% and (c) the Adjusted Eurodollar Rate for a one month Interest Period beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%, provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), at which dollar deposits of $5,000,000 with a one month maturity are offered at approximately 11:00 a.m., London time, on such day (or the immediately preceding Business Days if such day is not a Business Day). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate, respectively.

“Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to the Borrower or any of its Affiliates from time to time concerning or relating to money-laundering, bribery or corruption, including the FCPA.

“Applicable Margin” means, (a) on any day prior to the Initial Exchange Date, with respect to any Eurodollar Loan, 3.00% per annum and with respect to any ABR Loan, 2.00% per annum and (b) on the Initial Exchange Date and on any day thereafter, with respect to any Eurodollar Loan, 4.00% per annum and with respect to any ABR Loan, 3.00% per annum.

“Applicable Percentage” means, for each Lender, (a) immediately prior to the initial Borrowing on the Effective Date, the percentage of the aggregate amount of the Commitments of all Lenders represented by the amount of such Lender’s Commitment, and (b) thereafter, the percentage of the aggregate principal amount of all Loans then outstanding represented by the amount of such Lender’s Loan.

“Applicable Premium” has the meaning assigned to such term in Section 3.04(e).

“Applicable Premium Trigger Event” means the occurrence of any of the following: (a) the payment by any Credit Party of all, or any part, of the principal balance of Loans pursuant to Section 3.04(a) for any reason whether before or after (i) the occurrence of an Event of Default or (ii) the commencement of any bankruptcy or insolvency proceeding under any Debtor Relief Laws, and notwithstanding any acceleration (for any reason) of the Obligations; (b) the acceleration of the Obligations for any reason, including an acceleration in accordance with Section 10.01, including as a result of an Event of Default under Section 10.01(h) or Section 10.01(i); and/or (c) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any bankruptcy or insolvency proceeding under any Debtor Relief Law, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any bankruptcy or insolvency proceeding under Debtor Relief Laws to the Administrative Agent and/or the Collateral Agent for the account of the Lenders in full or partial satisfaction of the Obligations.

“Approved Counterparty” means any Lender or any Affiliate of a Lender and any other Person if such Person or its credit support provider has a long term senior unsecured debt rating of BBB+ (or its equivalent) or higher by S&P and Baa1 (or its equivalent) or higher by Moody’s.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Petroleum Engineers” means Cawley, Gillespie & Associates, Inc., W.D. Von Gonten & Co., Netherland, Sewell & Associates, Inc., Ryder Scott Company Petroleum Consultants, L.P., Wright & Company, Inc. or any other independent petroleum engineers selected by Borrower and acceptable to the Administrative Agent.

“Approved RBL Lender” means a commercial bank or other financial institution that customarily provides reserve-based revolving credit financing to companies operating in the Oil and Gas Business in the ordinary course of its business.

“Arranger” means, collectively, Barclays Bank PLC, Goldman Sachs Bank USA and BMO Capital Markets Corp. in their capacities as joint lead arrangers and joint bookrunners hereunder.

“ASC” means the Financial Accounting Standards Board Accounting Standards Codification, as in effect from time to time.

“Asset Coverage Ratio” means, as of any date of calculation, the ratio of (a) the PV-9 of the Oil and Gas Properties of the Borrower and the Consolidated Restricted Subsidiaries (provided that, for purposes of calculating the Asset Coverage Ratio, the PV-9 attributable to non-producing Proved Reserves shall not exceed 35% of the aggregate PV-9) to (b) Consolidated First Lien Debt on such date.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit F or any other form approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Price Deck” means the Revolving Administrative Agent’s forward curve for each of oil, natural gas and other Hydrocarbons, as applicable, furnished to the Borrower by the Revolving Administrative Agent from time to time in accordance with the terms of the Revolving Credit Agreement.

“Bankruptcy Code” has the meaning assigned to such term in the recitals hereto.

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas, Houston Division or any other court having jurisdiction over the Chapter 11 Cases from time to time.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

~~“Borrowing Base” has the meaning given to this term in the Revolving Credit Agreement as in effect on the date hereof.~~

“Borrowing Base” (a) prior to the time of a refinancing or replacement of the Existing Revolving Credit Agreement, has the meaning given to this term in the Existing Revolving Credit Agreement and (b) at any time on and after a refinancing or replacement of the Existing Revolving Credit Agreement and at all times thereafter, means the maximum amount in United States dollars determined or re-determined by the Revolving Lenders as the aggregate lending value under the Revolver Debt Documents and this Agreement to be ascribed to the Oil and Gas Properties of the Borrower and the Guarantors against which the Revolving Lenders are prepared to provide loans or other Indebtedness to the Borrower and the Guarantors under the Revolver Debt Documents, using customary practices and standards for Approved RBL Lenders in determining borrowing base loans and which are generally applied at such time by the Approved RBL Lenders under the Revolver Debt Documents to borrowers in the Oil and Gas Business, as determined semi-annually during each year and/or on such other occasions as may be provided for by the Revolver Debt Documents, and which is based upon, inter alia, the review by such lenders of the Hydrocarbon reserves, royalty interests and assets and liabilities of the Parent Guarantor and its Restricted Subsidiaries.

“Borrowing Base Deficiency”~~has the meaning given to this term in the~~ occurs, if at any time (a) the sum of the (i) aggregate Revolving Credit ~~Agreement as~~Exposure and (ii) aggregate amount outstanding of Loans at such time (collectively, the “Total Exposure”) exceeds (b) the Borrowing Base. The amount of any Borrowing Base Deficiency at the time in question is the amount (if any) by which the Total Exposure exceeds the Borrowing Base then in effect ~~on the date hereof~~.

“Borrowing Base Period” means any period other than an Investment Grade Period.

“Borrowing Base Property” means, at any time in question, any Oil and Gas Property to which Proved Reserves were attributed in the then most recent Reserve Report.

“Borrowing Base Trigger Event” means, the occurrence of at least two of the following three events: the public announcement that the Borrower’s Credit Rating is (a) Ba1 or lower from (or is unrated by) Moody’s, (b) BB+ or lower from (or is unrated by) S&P or (c) BB+ or lower from (or is unrated by) Fitch.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which banks are open for dealings in dollar deposits in the London interbank market.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP as in effect on the date hereof, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder. Notwithstanding the foregoing, (i) the LGS Lease shall not constitute a Capital Lease and (ii) any lease (whether entered into before or after the Effective Date) that would have been classified as an operating lease in accordance with GAAP as in effect on the date hereof will be deemed not to be a Capital Lease.

“Cash Equivalents” means:

(a) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of acquisition thereof;

(b) commercial paper maturing within one year from the date of acquisition thereof rated in the highest grade by S&P or Moody’s;

(c) demand deposits, and time deposits maturing within one year from the date of creation thereof, with, or issued by any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of at least A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively; and

(d) shares of any SEC registered 2a-7 money market fund that has net assets of at least $500,000,000 and the highest rating obtainable from either Moody’s or S&P.

“CFTC Hedging Obligation” means any Obligation in respect of any agreement, contract, confirmation or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Change in Control” means

(a) any Person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Permitted Investors (or any intermediate companies owned directly or indirectly by the Permitted Investors), shall at any time have acquired direct or indirect beneficial ownership of voting power of the outstanding Equity Interests of Ultra Petroleum having more than the greater of (i) 50% of the ordinary voting power for the election of directors of Ultra Petroleum and (ii) the percentage of the ordinary voting power for the election of directors of Ultra Petroleum owned in the aggregate, directly or indirectly, beneficially, by the Permitted Investors; or

(b) at any time Continuing Directors shall not constitute at least a majority of the directors of Ultra Petroleum; or

(c) a “Change in Control” (as defined in the documentation for any Material Debt) shall have occurred and as a result thereof the maturity of such Material Debt is accelerated, the obligor on such Material Debt is obligated to offer to Redeem such Material Debt, or the obligee on such Material Debt shall otherwise have the right to require the obligor thereon to Redeem such Material Debt; or

(d) Ultra Petroleum shall at any time cease to have beneficial ownership, and the power to vote or direct the voting, of at least 100% of the outstanding Equity Interests in the Borrower.

As used in this definition, “beneficial ownership” (which may be direct or indirect) has the meaning provided in Rules 13(d)-3 and 13(d)-5 under the Exchange Act.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Chapter 11 Cases” has the meaning assigned to such term in the recitals hereto.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means all Property which is subject to a Lien under one or more Security Instruments.

“Collateral Agency Agreement” means that certain Collateral Agency Agreement dated as of the Effective Date among the Collateral Agent, the Administrative Agent and the Revolving Administrative Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time.

“Collateral Agent” means Bank of Montreal acting in its capacity as collateral agent for the Secured Parties and for the Secured Parties (as defined in the Revolving Credit Agreement), and any successor collateral agent appointed hereunder pursuant to the Collateral Agency Agreement.

“Commitment” means, with respect to any Lender, such Lender’s obligation to make Loans pursuant to Section 2.01 in the amount and percentage set forth opposite its name on Annex I or modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b).

~~“Commitment Increase Certificate” has the meaning assigned to such term in Section 2.06(b)(x).~~

“Commodities Account” shall have the meaning set forth in Article 9 of the Uniform Commercial Code.

“Commodity Agreements” means, in respect of any Person, any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement in respect of Hydrocarbons used, produced, processed or sold by such Person that are customary in the Oil and Gas Business and designed to protect such Person against fluctuation in Hydrocarbon prices.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and the rules and regulations promulgated thereunder, and the application or official interpretation of any thereof.

“Company Materials” has the meaning assigned such term in Section 8.01.

“Confirmation Order” means the order of the Bankruptcy Court dated March 14, 2017 ~~[~~Docket No. 1324~~]~~ confirming the Plan of Reorganization, which order inter alia authorized and approved the Debtors’ entry into and performance under this Agreement.

“Consolidated Interest Expense” means, for any period, the total consolidated interest expense of the Borrower and its Consolidated Restricted Subsidiaries for such period net of gross interest income of the Borrower and its Consolidated Restricted Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP plus (without duplication) to the extent not already included in such total consolidated interest expense:

(a) imputed interest on Debt attributable to Capital Leases and sale and leaseback transactions of Borrower or any of its Consolidated Restricted Subsidiaries for such period;

(b) commissions, discounts and other fees and charges owed by Borrower or any of its Consolidated Restricted Subsidiaries with respect to letters of credit securing financial obligations and bankers’ acceptances for such period;

(c) amortization of debt issuance costs, debt discount or premium and other financing fees and expenses incurred by Borrower or any of its Consolidated Restricted Subsidiaries for such period;

(d) the interest portion of any deferred payment obligations of Borrower or any of its Consolidated Restricted Subsidiaries for such period; and

(e) all cash interest paid in connection with Debt permitted hereunder to the extent that such payments are not accounted for as interest expense pursuant to ASC 470-60 or another applicable codification.

“Consolidated First Lien Debt” means all Consolidated Net Debt that is secured by a Lien on any Collateral, other than Consolidated Net Debt in which the applicable Liens are expressly subordinated or junior to the Liens securing the Obligations.

“Consolidated Net Debt” means, at any date, the positive remainder (if any) of (a) Consolidated Total Debt minus (b) the unrestricted and unencumbered cash and Cash Equivalents of the Borrower and its Consolidated Restricted Subsidiaries on such date; provided that cash and Cash Equivalents that would appear as “restricted” on a consolidated balance sheet solely because such cash or Cash Equivalents are subject to an Account Control Agreement shall be deemed to be unrestricted and unencumbered for purposes hereof.

“Consolidated Net Income” means with respect to the Borrower and the Consolidated Restricted Subsidiaries, for any period, the net income (or loss) of the Borrower and the Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Restricted Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated

Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary gains or losses during such period; (e) any non-cash gains or losses or positive or negative adjustments under ASC 815 (and any statements replacing, modifying or superseding such statement) as the result of changes in the fair market value of derivatives; (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns, and (g) any non-cash compensation charge arising from any grant or vesting of stock, stock options or other equity-based awards.

“Consolidated Net Leverage Ratio” means, as of any date of calculation, the ratio of (a) Consolidated Net Debt as of such date to (b) EBITDAX for the Rolling Period ending on such date.

~~“Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries.~~

“Consolidated Restricted Subsidiaries” means each Restricted Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

“Consolidated Total Debt” means, at any date, the principal amount of all Debt (without duplication) of the Borrower and its Consolidated Restricted Subsidiaries (a) described in clauses (a), (b), (c) or (d) of the definition herein of “Debt”, other than Debt with respect to letters of credit to the extent such letters of credit have not been drawn, and (b) described in clause (g) of the definition herein of “Debt” to the extent such Debt is comprised of guaranty obligations in respect of Debt of others of the type described in clauses (a), (b), (c) or (d) of the definition herein of “Debt.”

~~“Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.~~

“Continuing Director” means, at any date, an individual (a) who is a director of Ultra Petroleum on the Effective Date, (b) who, as of the date of determination, has been a director of Ultra Petroleum for at least the twelve preceding months, (c) who has been nominated to be a director of the Borrower, directly or indirectly, by a Permitted Investor or Persons nominated by a Permitted Investor, (d) who is nominated, appointed or approved for consideration by shareholders for election by the board of directors of the Ultra Petroleum, or (e) who is appointed by directors so nominated, appointed or approved.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Parties” means, collectively, the Borrower, Parent Guarantor and the other Guarantors, and each individually a “Credit Party”.

“Credit Rating” means, the corporate credit rating of the Borrower issued by S&P or Fitch or the corporate family rating of the Borrower issued by Moody’s, as applicable.

“Debt” means, for any Person:

(a) obligations of such Person for borrowed money or evidenced by bankers’ acceptances, debentures, notes, bonds or other similar instruments;

(b) obligations of such Person (whether contingent or otherwise) in respect of letters of credit for which such Person is the applicant;

(c) obligations of such Person with respect to Disqualified Capital Stock;

(d) obligations of such Person under Capital Leases or Synthetic Leases;

(e) obligations of such Person to pay the deferred purchase price of Property;

(f) Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; provided, however, that in the case of Debt of the type described in this clause (f), the amount of such Debt shall be deemed to be the lesser of (1) such Person’s liability for such Debt and (2) the book value of such property;

(g) Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made, including by means of obligations to pay for goods or services even if such goods or services are not actually taken, received or utilized) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss;

(h) Debt (as defined in the other clauses of this definition) of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement, but only to the extent of such liability; and

(i) obligations owing by a Person or any other Person guaranteeing such Person’s Debt under one or more Swap Agreements with the same counterparty that, at the time in question, have a net Swap Termination Value in favor of such counterparty (i.e., such Person or any other Person guaranteeing such Person’s Debt is “out of the money”) that exceeds the Threshold Amount;

provided, however, that “Debt” does not include (i) obligations with respect to surety, performance or appeal bonds and similar instruments, (ii) trade accounts and other similar accounts that are payable no later than 120 days after invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP or (iii) obligations under the LGS Lease.

“Debt Fund Affiliate” means an Affiliated Lender that is a bona fide debt fund or an investment vehicle that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and for which no personnel making investment decisions in respect of any equity fund which has a direct or indirect equity interest in the Parent Guarantor or the Borrower has the right to make investment decisions.

“Debtors” means, collectively, the Borrower and Parent Guarantor and certain of their Subsidiaries, each in their capacity as debtors and debtors-in-possession in the Chapter 11 Case.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account” shall have the meaning set forth in Article 9 of the Uniform Commercial Code.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part (but if in part only with respect to such amount that meets the criteria set forth in this definition), on or prior to the date that is one year after the Maturity Date.

“Dollar-Denominated Production Payments” means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Restricted Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia, provided that a Subsidiary of a Foreign Subsidiary is not a Domestic Subsidiary.

“E&P Subsidiary” has the meaning assigned to such term in Section 9.11.

“EBITDAX” means, for any period, Consolidated Net Income for such period plus the following expenses or charges to the extent deducted in calculating such Consolidated Net Income: (a) the sum of (i) Consolidated Interest Expense, (ii) Taxes imposed on or measured by income (however denominated) and franchise Taxes paid or accrued, (iii) depreciation, (iv) depletion, (v) amortization, (vi) exploration and abandonment expenses, (vii) transaction costs, expenses and charges with respect to the acquisition or disposition of Oil and Gas Properties, not to exceed $3,000,000 in any fiscal year, (viii) losses from sales or other dispositions of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring losses and (ix) all other noncash charges (excluding accruals for cash expenses made in the ordinary course of business) and (x) any fees, expenses or charges of third parties incurred through December 31, 2017 in connection with the implementation of fresh start accounting, the Chapter 11 Cases, the Plan of Reorganization, the transactions contemplated thereby and any other reorganization items (provided that (i) such fees, expenses or charges may, at the option of the Borrower, increase EBITDAX for such period whether or not such fees, expenses or charges were incurred in such period or were deducted in calculating Consolidated Net Income for such period and (ii) the Borrower may increase EBITDAX pursuant to this clause (x) no more than one time) minus (b) (i) gains from sales or other dispositions of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring gains and (ii) all noncash income (excluding accruals for cash expenses made in the ordinary course of business) added to Consolidated Net Income (including cancellation of indebtedness income to the extent included in Consolidated Net Income). For the purposes of calculating EBITDAX for any Rolling Period ~~for any determination of the financial ratios contained in clause (a) and clause (c) of the definition of “Financial Covenants”~~, if at any time during such period the Borrower or any Consolidated Restricted Subsidiary shall have made any Material Disposition or Material Acquisition, Consolidated Net Income and EBITDAX for such period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such period; provided that the calculations of such pro forma adjustments are acceptable to the Administrative Agent in its reasonable discretion. For purposes of calculating EBITDAX for the Rolling Period ending June 30, 2017, EBITDAX shall be an amount equal to the sum of (a) the product of (i) EBITDAX for the fiscal quarter ending December 31, 2016 and (ii) 2, (b) EBITDAX for the fiscal quarter ending March 31, 2017, and (c) EBITDAX for the fiscal quarter ending June 30, 2017.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02).

“Environmental Laws” means any and all Governmental Requirements pertaining in any way to public health (regarding human exposure to Hazardous Materials), protection of, the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which Parent Guarantor, the Borrower or any Restricted Subsidiary is conducting, or at any time has conducted, business, or where any Property of Parent Guarantor, the Borrower or any Restricted Subsidiary is located, including, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Law, as amended, and other environmental conservation or protection Governmental Requirements.

“Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

“ERISA Affiliate” means each trade or business (whether or not incorporated) that together with Parent Guarantor, the Borrower or a Subsidiary is a “single employer” within the meaning of section 4001(b)(1) of ERISA or subsections (b) or (c) of section 414 of the Code (or subsections (m) or (o) of section 414 of the Code with respect to a Plan that is subject to the minimum funding requirements of section 412 of the Code).

“ERISA Event” means (a) a reportable event, as defined in section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived under applicable regulations or otherwise); (b) a withdrawal by Parent Guarantor, the Borrower, a Subsidiary or an ERISA Affiliate from a Plan subject to section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under section 4062(e) of ERISA; (c) a complete withdrawal, within the meaning of section 4203 of ERISA, or a or partial withdrawal, within the meaning of section 4205 of ERISA, by Parent Guarantor, the Borrower, a Subsidiary or any ERISA Affiliate from a multiemployer plan (as defined in section 4001(a)(3) of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as termination under section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Plan; or (e) an event or condition which constitutes grounds under section 4042 of ERISA for termination of, or the appointment of a trustee to administer, any Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Eurodollar Rate” means for any Interest Period as to any Eurodollar Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; and provided, further, that if any such rate determined pursuant to the preceding clauses (i) or (ii) is less than one percent, the Adjusted Eurodollar Rate will be deemed to be one percent.

“Event of Default” has the meaning assigned to such term in Section 10.01.

“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) landlords’, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties, each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the Oil and Gas Business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of any material Property covered by such Lien for the purposes for which such Property is held by the Borrower or any other Credit Party or materially impair the value of any material Property subject thereto; (e) banker’s liens, rights of set-off or similar rights and remedies arising in the ordinary course of business and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations, zoning and land use requirements and other title defects in any Property of the Borrower or any other Credit Party, that in each case do not secure Debt and that in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any other Credit Party or materially impair the value of such Property subject thereto; (g) Liens to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations, obligations in respect of workers’ compensation, unemployment insurance or other forms of government benefits or insurance and other obligations of a like nature incurred in the ordinary course of business; (h) Liens, titles and interests of lessors (including sub-lessors) of property leased by such lessors to the Borrower or any other Credit Party, restrictions and prohibitions on encumbrances and transferability with respect to such property and the Borrower’s or such other Credit Party’s interests therein imposed by such leases, and Liens and encumbrances encumbering such lessors’ titles and interests in such property and to which the Borrower’s or such other Credit Party’s leasehold interests may be subject or subordinate, in each case, whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do not secure Debt of the Borrower or any other Credit Party and do not encumber Property of the Borrower or any other Credit Party other than the Property that is the subject of such leases and items located thereon; (i) Liens, titles and interests of licensors of software and other intangible property licensed by such licensors to the Borrower or any other Credit Party, restrictions and prohibitions on encumbrances and transferability with respect to such property and the Borrower’s or such other Credit Party’s interests therein imposed by such licenses, and Liens and encumbrances encumbering such licensors’ titles and interests in such property and to which the Borrower’s or such other Credit Party’s license interests may be subject or subordinate, in each case, whether or not evidenced by Uniform Commercial Code financing statement filings or other documents of record, provided that such Liens do not secure Debt of the Borrower or any other Credit Party and do not encumber Property of the Borrower or any other Credit Party other than the Property that is the subject of such licenses; (j) judgment and attachment Liens not giving rise to an Event of Default; and (k) Liens of issuers of commercial letters of credit or similar undertakings on the goods that are the subject of such letters of credit or undertakings. Provisions in the Loan Documents allowing Excepted Liens or other Permitted Liens on any item of Property shall be construed to allow such Excepted Liens and other Permitted Liens also to cover any improvements, fixtures or accessions to such Property and the proceeds of and insurance on such Property, improvements, fixtures or accessions. No intention to subordinate any Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of any Excepted Liens. The term “Excepted Liens” shall not include any Lien securing Debt for borrowed money.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Date” means (a) the Initial Exchange Date and (b) each date after the occurrence of the Initial Exchange Date on which a Permitted Notes Exchange is consummated.

“Exchanged Notes” has the meaning assigned thereto in the definition of “Permitted Notes Exchange”.

“Excluded Account” means (a) any Deposit Account, Commodity Account or Securities Account so long as the average daily maximum balance in each such account, individually, does not exceed $1,000,000 over any 30-day period and the aggregate daily maximum balance of all such Deposit Accounts, Commodity Accounts and Securities Accounts does not at any time exceed $10,000,000, (b) any Deposit Account that is a zero balance account or a deposit account for which the balance of such Deposit Account is transferred at the end of each date to a deposit account that is not an Excluded Account, (c) any other Deposit Accounts exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any employees of the Credit Parties, (d) fiduciary accounts, (e) trust and suspense accounts of the Borrower and any Credit Party holding royalty obligations, (f) accounts constituting cash collateral accounts permitted under Section 9.03 and (g) the Professional Fee Escrow Account (as defined in the Plan of Reorganization).

“Excluded Subsidiary” means:

(a) any Restricted Subsidiary that is not a wholly-owned Subsidiary of the Borrower, and

(b) (i) any Foreign Subsidiary and/or (ii) any Domestic Subsidiary that is a direct or indirect subsidiary of any Foreign Subsidiary~~, and~~.

~~(c) any Unrestricted Subsidiary.~~

“Excluded Swap Obligation” means, with respect to the Borrower and the Guarantors individually determined, any CFTC Hedging Obligation if, and solely to the extent that, all or a portion of the guarantee of the Borrower or such Guarantor of, or the grant by the Borrower or such Guarantor of a security interest to secure, such CFTC Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act by virtue of the Borrower’s or such Guarantor’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act) with respect to such CFTC Hedging Obligation at any time such guarantee or grant of a security interest becomes effective with respect to such CFTC Hedging Obligation.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient:

(a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes,

(b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment to such Lender that was requested by the Borrower under Section 5.05) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office,

(c) Taxes attributable to such Recipient’s failure or inability to comply with Section 5.03(g), and

(d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Revolving Credit Agreement” means the Revolving Credit Agreement as in effect on the Initial Exchange Date and without giving effect to any subsequent amendment, restatement, supplement, modification, replacement or refinancing thereof.

“Existing Senior Notes” means (x) the 2022 Notes and (y) the senior notes due ~~2022 and the senior notes due~~ 2025~~, in each case~~ issued by the Borrower on the Effective Date~~, in an initial~~ and outstanding on the Initial Exchange Date in an aggregate principal amount ~~of $1,200,000,000~~equal to $225,000,000, after giving effect to the consummation of the Permitted Notes Exchange on the Initial Exchange Date.

“Existing Senior Notes Debt” means unsecured Debt in respect of the Existing Senior Notes, including the principal amounts owing thereunder and any associated obligations to pay interest, premiums, indemnifications, expenses, costs or other amounts.

“Existing Senior Notes Documents” means each indenture or agreement providing for Existing Senior Notes Debt, the Existing Senior Notes, all guaranties of Existing Senior Notes, and any other instruments or agreements made or delivered by Parent Guarantor, the Borrower or any Restricted Subsidiary in connection with such Existing Senior Notes Debt in each case, as amended, restated, modified, supplemented, renewed or replaced in any manner (whether upon or after termination or otherwise) from time to time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version to the extent substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Fair Market Value” shall mean, with respect to any Transfer of Property or any noncash consideration or Property transferred or received by any Person, the fair market value of such consideration or other Property as determined by:

(a) any Financial Officer of the Borrower if such fair market value is greater than $5,000,000 but less than $20,000,000; and

(b) the board of directors of the Borrower as conclusively evidenced by a certified resolution delivered to the Administrative Agent if such fair market value is equal to or in excess of $20,000,000.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Effective Rate for any day is less than one percent, the Federal Funds Effective Rate for such day will be deemed to be one percent.

“Fee Letters” means the Amended and Restated Fee Letter dated as of February 28, 2017 among the Borrower, Barclays Bank PLC, Goldman Sachs Bank USA, Bank of Montreal and BMO Capital Markets Corp., and any other fee letters that may hereafter be entered into between Administrative Agent and Borrower.

“Financial Covenants” means, collectively, or individually as the context may require, that:

(a) as of the last day of any fiscal quarter commencing with the fiscal quarter ending September 30, 2017, the ratio of (i) the EBITDAX for the Rolling Period ending on such date to (ii) the Consolidated Interest Expense of the Borrower for the Rolling Period ending on such date, shall not be less than 2.5 to 1.0;

(b) as of the last day of any fiscal quarter commencing with the fiscal quarter ending September 30, 2017, the ratio of consolidated current assets of the Borrower and the Consolidated Restricted Subsidiaries (including the unused amount of the Loan Limit (as defined in the Revolving Credit Agreement), but excluding non-cash assets under the equivalent of ASC 815 under GAAP) as of such date to consolidated current liabilities of the Borrower and the Consolidated Restricted Subsidiaries (excluding non-cash obligations under the equivalent of ASC 815 under GAAP and current maturities under this Agreement) as of such date shall not be less than 1.0 to 1.0;

(c) commencing with the last day of the fiscal quarter ending September 30, 2017, the Consolidated Net Leverage Ratio (i) as of the last day of any fiscal quarter ending on or before December 31, 2017 shall not exceed 4.25 to 1.00 and (ii) as of the last day of any fiscal quarter thereafter shall not exceed 4.0 to 1.0; and

(d) at any time during an Investment Grade Period, as of the last day of any fiscal quarter commencing with the first fiscal quarter ending during such Investment Grade Period, the RBL Asset Coverage Ratio as of such date shall not be less than 1.50 to 1.00.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer, or controller of such Person or any other natural person principally responsible for the financial matters of such Person. Unless otherwise specified, all references herein to a Financial Officer mean a Financial Officer of the Borrower.

“Fitch” means Fitch Ratings, Inc. and any successor thereto that is a nationally recognized rating agency.

“Fixed Charge Coverage Ratio” means for any period, the ratio of (a) the EBITDAX for such period to (b) the Fixed Charges for such period. In the event that the Borrower or any of its Restricted Subsidiaries incurs, repays, repurchases, redeems, defeases or otherwise discharges any Debt (other than ordinary working capital borrowings unless, in connection with any such repayment, the commitments to lend associated with such borrowings are permanently reduced or canceled) subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio will be calculated giving pro forma effect to such incurrence, repayment, repurchase, redemption, defeasance or other discharge of Debt, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter reference period.

For purposes of calculating the Fixed Charge Coverage Ratio:

(a) the EBITDAX attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded;

(b) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, will be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the Borrower or any of its Restricted Subsidiaries following the Calculation Date;

(c) any Person that is a Restricted Subsidiary of the Borrower on the Calculation Date will be deemed to have been a Restricted Subsidiary of the Borrower at all times during such Rolling Period;

(d) any Person that is not a Restricted Subsidiary of the Borrower on the Calculation Date will be deemed not to have been a Restricted Subsidiary of the Borrower at any time during such Rolling Period;

(e) interest on a Capital Lease obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capital Lease obligation in accordance with GAAP; and

(f) interest on any Debt under any revolving credit facility computed on a pro forma basis shall be computed based upon (A) the average daily principal balance of such Debt during the applicable period or (B) if such facility was created after the end of the applicable period, the average daily principal balance of such Debt during the period from the date of creation of such facility to the date of determination, or, if lower, the maximum commitments under such revolving credit facility as of the applicable date of determination.

“Fixed Charges” means, with respect to the Borrower for any period, the sum, without duplication, of:

(a) the consolidated interest expense of the Borrower and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made or received pursuant to hedging obligations in respect of interest rates; plus

(b) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(c) any interest expense on Debt of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such guaranty or Lien is called upon; plus

(d) all dividends, whether paid or accrued and whether or not in cash, on any series of Disqualified Capital Stock of the Borrower or any of its Restricted Subsidiaries or Preferred Stock of any Restricted Subsidiary of the Borrower, in each case, other than dividends on Equity Interests payable solely in Equity Interests of the Parent Guarantor (other than Disqualified Capital Stock) or to the Parent Guarantor or a Restricted Subsidiary of the Parent Guarantor, in each case, determined on a consolidated basis in accordance with GAAP.

Notwithstanding the foregoing, if any lease or other liability is reclassified as Debt or as a Capital Lease obligation due to a change in accounting principles after the Effective Date, the interest component of all payments associated with such lease or other liability shall be excluded from Fixed Charges.

“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder and (e) the Biggert-Waters Flood Reform Act of 2012, and any regulations promulgated thereunder.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, subject to the terms and conditions set forth in Section 1.05.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority.

“Guarantors” means the Parent Guarantor and each other Restricted Subsidiary that guarantees the Obligations pursuant to Section 8.14(b).

“Guaranty and Collateral Agreement” means the Guaranty and Collateral Agreement executed by the Borrower and the Guarantors on the Effective Date in form and substance satisfactory to the Administrative Agent pursuant to which (a) the Guarantors guaranty, on a joint and several basis, payment of the Obligations, and (b) the Borrower and the Guarantors grant security interests on the Borrower’s and the Guarantors’ personal property constituting “Collateral” as defined therein in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations, as the same may be amended, modified, supplemented or restated from time to time.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law due to its hazardous or toxic characteristics including: any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; Hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes.

“Highest Lawful Rate” means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Guarantor under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 12.03(b).

“Industry Competitor” means (a) any Person (other than Borrower, any Guarantor or any of their Affiliates or Subsidiaries) that, directly or indirectly, is actively engaged as one of its principal businesses in lease acquisitions, exploration and production operations or development of oil and gas properties (including the drilling and completion of producing wells) and (b) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any such Person (other than any Affiliates of the Borrower); provided that any Person that would be an Industry Competitor hereunder shall not constitute an Industry Competitor if (x) such Person is a bank, financial institution, bona fide debt fund or investment vehicle that is engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding, or otherwise investing in commercial loans, bonds or similar extensions of credit or securities in the ordinary course of business and (y) no Industry Competitor or Affiliate described in the foregoing clauses (a) and (b) directly or indirectly, possesses the power to direct or cause the direction of the investment policies of such entity.

“Industry Investment” means Investments and expenditures made in the ordinary course of, and of a nature that is or shall have become customary in, the Oil and Gas Business as a means of actively engaging therein through agreements, transactions, interests or arrangements that permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of Oil and Gas Business jointly with third parties, including: (1) ownership interests in oil and gas properties or gathering, transportation, processing, electricity and power generation, or related systems; and (2) Investments and expenditures in the form of or pursuant to operating agreements, processing agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), and other similar agreements (including for limited liability companies) with third parties.

“Initial Exchange Date” means the first date on which any Permitted Notes Exchange is consummated.

“Initial Reserve Report” means the report prepared as of December 31, 2016 by Netherland, Sewell & Associates, Inc. with respect to the Oil and Gas Properties of the Credit Parties to which Proved Reserves are attributed.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

“Interest Payment Date” means with respect to any ABR Loan, the last day of each March, June, September and December and with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim Redetermination” has the meaning assigned to such term in the Revolving Credit Agreement as in effect on the date hereof.

“Interpolated Rate” means, in relation to the LIBO Rate, the rate which results from interpolating on a linear basis between:

(a) the applicable LIBO Rate for the longest period (for which that LIBO Rate is available) which is less than the Interest Period of that Loan; and

(b) the applicable LIBO Rate for the shortest period (for which that LIBO Rate is available) which exceeds the Interest Period of that Loan,

each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of that Loan.

“Investment” means, for any Person:

(a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale);

(b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt of or equity participation or equity interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person;

(c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit both before and after such purchase or acquisition; or

(d) the entering into of any guarantee of, or other surety obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt of any other Person;

provided that accounts receivable acquired in the ordinary course of business do not constitute Investments.

“Investment Grade Period” means, the period from (a) the first date on which (i) the Borrower has received at least two of the Required Ratings, (ii) all Liens on the Collateral have been released and (iii) the Borrower has elected that such Investment Grade Period shall commence until (b) a Borrowing Base Trigger Event.

“Junior Lien Intercreditor Agreements” means each of the Second Lien Intercreditor Agreement and the Third Lien Intercreditor Agreement.

“LC ~~Exposure” has the meaning assigned to such term in~~ Disbursement” means a payment made by an issuing bank under the Revolving Credit Agreement ~~as in effect on the date hereof~~pursuant to a letter of credit issued under the Revolving Credit Agreement.

“LC Exposure” means, at any time, the sum of the aggregate Undrawn Amount of all outstanding letters of credit under the Revolving Credit Agreement at such time plus the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

“Lenders” means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to an Assignment and Assumption, ~~and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.06,~~ other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“LGS Lease” means the lease agreement pursuant to which Parent Guarantor or its Subsidiary leases the liquids gathering system used for the purposes of gathering, separating, collecting and delivery for sale or transport condensate and water, together with associated natural gas, produced from natural gas and oil wells located in the Pinedale field in Sublette County, Wyoming.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower or any other Credit Party shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Liquidate” means, with respect to any Swap Agreement, the sale, assignment, novation, unwind or early termination of all or any part of such Swap Agreement; provided that for purposes of this definition, a Swap Agreement shall not be deemed to have been Liquidated if, (a) such Swap Agreement is novated to an Approved Counterparty, with the Borrower or another Credit Party being the “remaining party” for purposes of such novation, or (b) upon its sale, assignment, novation, unwind or early termination, it is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements with prices, tenors and volumes not less favorable to the Credit Parties than those of such replaced Swap Agreements and without cash payments to the Borrower or any other Credit Party in connection therewith. The terms “Liquidated” and “Liquidation” have correlative meanings thereto.

“Loan Documents” means this Agreement, the Notes, the Fee Letters, the Junior Lien Intercreditor Agreements, any Permitted Pari Passu Intercreditor Agreement, if any, and the Security Instruments.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement (including any Loans arising on account of the payment of PIK Interest).

“Majority Lenders” means, as of any date of determination, (a) prior to the Effective Date, Lenders having more than 50% of the Total Commitment and (b) thereafter, Lenders holding in the aggregate more than 50% of the aggregate principal amount of the Loans then outstanding.

“Material Acquisition” means any acquisition of Property or series of related acquisitions of Property (including by way of merger or consolidation) that involves the payment of consideration by the Borrower and its Consolidated Restricted Subsidiaries in excess of the lesser of (a) $75,000,000 and (b) the greater of (i) five percent (5%) of the then-effective Borrowing Base and (ii) $50,000,000.

“Material Adverse Effect” means (i) after giving effect to the filing of the Chapter 11 Cases, the entry of the Confirmation Order and the confirmation and consummation of the Plan of Reorganization, (ii) excluding any matters publicly disclosed prior to the filing of the Chapter 11 Cases, any matters disclosed in any first day pleadings or declarations in connection with the Chapter 11 Cases and the events and conditions related and/or leading up to the Chapter 11 Cases and the effects thereof and (iii) excluding results from (A) general changes in hydrocarbon prices, (B) general changes in industry or economic conditions, and (C) general changes in political conditions, including any engagements of hostilities, acts of war or terrorist activities or changes imposed by a governmental authority, a material adverse change in, or material adverse effect on (a) the business, operations, Property or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents, or (c) the rights and remedies of the Administrative Agent or any Lender under the Loan Documents.

“Material Debt” means Debt (other than the Obligations) of the Borrower or any other Credit Party with a principal amount in excess of the Threshold Amount.

“Material Disposition” means any disposition of Property or series of related dispositions of Properties that yields gross proceeds to the Borrower or any of its Consolidated Restricted Subsidiaries in excess of the lesser of (a) $75,000,000 and (b) the greater of (i) five percent (5%) of the then-effective Borrowing Base and (ii) $50,000,000.

“Maturity Date” means the seventh anniversary of the Effective Date, or, if such anniversary is not a Business Day, the Business Day immediately following such anniversary.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

“Mortgaged Property” means, at any time, any real or immovable Property owned by the Borrower or any Guarantor which is subject to the Liens existing at such time under the terms of the Security Instruments.

“Net Cash Proceeds” means, (a) with respect to any issuance or incurrence of Debt, the cash proceeds received by the Parent Guarantor, the Borrower or any Restricted Subsidiary therefrom, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in connection with such issuance, and (b) with respect to any Transfer, the aggregate cash proceeds (including in respect of any insurance proceeds or condemnation awards) and the Fair Market Value of any Cash Equivalents received the Parent Guarantor, the Borrower or any Restricted Subsidiary in respect of any such Transfer, net of (i) the direct costs relating to such Transfer, including, without limitation, legal, accounting and investment banking fees, and sales commissions, severance costs and any relocation expenses incurred as a result of such Transfer, (ii) taxes paid or payable as a result of such Transfer, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, (iii) amounts required to be applied to the repayment of Debt secured by a Lien on the properties or assets that were the subject of such Transfer, or which must by its terms, or in order to obtain a necessary consent to such Transfer or by applicable law, be repaid out of the proceeds from such Transfer, (iv) payments of unassumed liabilities (not constituting Debt) relating to the assets sold at the time of, or within 30 days after the date of, such Transfer, and (v) any amounts to be set aside in any reserve established in accordance with GAAP or any amount placed in escrow, in either case for adjustment in respect of the sale price of such properties or assets, for indemnification obligations of the Parent Guarantor, the Borrower or any Restricted Subsidiary in connection with such Transfer or for other liabilities associated with such Transfer and retained by the Parent Guarantor, the Borrower or any Restricted Subsidiary until such time as such reserve is reversed or such escrow arrangement is terminated, in which case Net Cash Proceeds shall include only the amount of the reserve so reversed or the amount returned to the Parent Guarantor, the Borrower or any Restricted Subsidiary from such escrow arrangement, as the case may be.

“Net Equity Proceeds” means, with respect to any issuance or sale of Equity Interests, the cash proceeds of such issuance or sale, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements).

“Net Working Capital” means (a) all current assets of the Parent Guarantor, the Borrower and any Restricted Subsidiaries, except current assets from commodity price risk management activities arising in the ordinary course of the Oil and Gas Business, less (b) all current liabilities of the Parent Guarantor, the Borrower and any Restricted Subsidiaries, except current liabilities (i) associated with asset retirement obligations relating to Oil and Gas Properties, (ii) included in Debt and (iii) any current liabilities from commodity price risk management activities arising in the ordinary course of the Oil and Gas Business, in each case as set forth in the consolidated financial statements of the Borrower prepared in accordance with GAAP (excluding any adjustments made pursuant to FASB ASC 815).

“Non-Debt Fund Affiliate” means an Affiliated Lender that is not a Debt Fund Affiliate.

“Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A or such other form approved by the Administrative Agent, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“NYMEX Pricing” means, as of any date of determination with respect to any month (i) for crude oil, the closing settlement price for the Light, Sweet Crude Oil (WTI) futures contract for such month, and (ii) for natural gas, the closing settlement price for the Natural Gas (Henry Hub) futures contract for such month, in each case as published by New York Mercantile Exchange (NYMEX) on its website currently located at www.nymex.com, or any successor thereto (as such price may be corrected or revised from time to time by the NYMEX in accordance with its rules and regulations).

“Obligations” means any and all amounts owing or to be owing (including all interest on any of the Loans, the Applicable Premium, any interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Guarantor (or which could accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) by the Borrower or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising)~~:~~ to the Administrative Agent, the Collateral Agent or any Lender under any Loan Document; provided that solely with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Oil and Gas Business” means the business of acquiring, exploring, drilling, exploiting, developing, producing, operating, treating, storing, gathering, processing, and selling oil and gas and the products thereof, together with activities (including physical and financial hedging and swapping) that are ancillary thereto.

“Oil and Gas Properties” means rights, titles, interests and estates in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature and including any interests acquired pursuant to unit agreements, pooling agreements and declarations of pooled units; provided, that, for the avoidance of doubt, “Oil and Gas Properties” shall exclude all easements and rights of way used or to be used in connection with any gathering system. Unless otherwise indicated herein, each reference to the term “Oil and Gas Properties” means any and all Oil and Gas Properties owned at the time in question by the Borrower and the other Credit Parties.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04 or Section 5.05).

“Parent Guarantor” has the meaning assigned to such term in the preamble hereto.

“Participant” has the meaning set forth in Section 12.04(c).

“Participant Register” has the meaning set forth in Section 12.04(c).

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Permitted Acquisition Debt” means Debt (including Disqualified Capital Stock) of the Parent Guarantor, the Borrower or any of the Restricted Subsidiaries to the extent such Debt was Debt:

(a) of an acquired Person prior to the date on which such Person became a Restricted Subsidiary that was not incurred in contemplation of such acquisition; or

(b) of a Person that was merged, consolidated or amalgamated with or into the Parent Guarantor, the Borrower or a Restricted Subsidiary that was not incurred in contemplation of such merger, consolidation or amalgamation;

provided that on the date such Person became a Restricted Subsidiary or the date such Person was merged, consolidated and amalgamated with or into the Parent Guarantor, the Borrower or a Restricted Subsidiary, as applicable, after giving pro forma effect thereto,

(1) ~~the Borrower would be permitted to incur at least $1.00 of additional Debt pursuant to~~ the Fixed Charge Coverage Ratio ~~test described in Section 9.02~~ of the Borrower would have been at least 2.0 to 1.0; or

(2) the Fixed Charge Coverage Ratio ~~for~~of the Borrower would be greater than the Fixed Charge Coverage Ratio ~~for~~of the Borrower immediately prior to such transaction.

“Permitted Business” means any business that is the same as, or reasonably related, ancillary or complementary to, any of the businesses in which the Parent Guarantor, the Borrower and the Restricted Subsidiaries are engaged on the Effective Date, and reasonable extensions thereof, in each case, as determined in good faith by the Borrower.

“Permitted Investments” means:

(a) any Investment in Parent Guarantor, the Borrower or any Restricted Subsidiary;

(b) any Investment in cash and Cash Equivalents;

(c) any Investment by the Parent Guarantor, the Borrower or any Restricted Subsidiary in a Person, if as a result of such Investment:

(i) such Person becomes a Restricted Subsidiary; or

(ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Parent Guarantor, the Borrower or any Restricted Subsidiary;

(d) any Investment made as a result of the receipt of non-cash consideration from a Transfer permitted under Section 9.11;

(e) any Investment to the extent made in exchange for the issuance of Equity Interests (other than Disqualified Capital Stock) of the Parent Guarantor;

(f) any Investments received (i) in compromise or resolution of, upon satisfaction of judgments with respect to, (A) obligations of trade creditors or customers that were Incurred in the ordinary course of business of the Parent Guarantor, the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, or (B) litigation, arbitration or other disputes; or (ii) as a result of a foreclosure by the Parent Guarantor, the Borrower or any Restricted Subsidiary with respect to any secured Investment in default;

(g) any Debt or Guaranty of Debt of the Parent Guarantor, the Borrower or a Restricted Subsidiary permitted to be incurred by Section 9.02;

(h) any Investment existing on, or made pursuant to binding commitments existing on, the Effective Date, and any modifications, renewals or extensions that do not increase the amount of the Investment being modified, renewed or extended (as determined as of such date of modification, renewal or extension) unless the incremental increase in such Investment is otherwise permitted under this Agreement;

(i) Investments acquired after the Effective Date as a result of the acquisition by the Parent Guarantor, the Borrower or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Parent Guarantor, the Borrower or any Restricted Subsidiary in a transaction that is not prohibited by Section 9.10 after the Effective Date, to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(j) Guaranties by the Parent Guarantor, the Borrower or any Restricted Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Debt, in each case entered into by the Parent Guarantor, the Borrower or any Restricted Subsidiary in the ordinary course of business;

(k) Investments in any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Parent Guarantor, the Borrower or any Restricted Subsidiary;

(l) ~~Investments in Unrestricted Subsidiaries or any other Person in an aggregate amount (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (m) that are at the time outstanding not to exceed $100,000,000;~~[reserved];

(m) loans or advances to employees, officers or directors in the ordinary course of business of Parent Guarantor, the Borrower or any Restricted Subsidiaries, in each case only as permitted by applicable law, but in any event not to exceed $5,000,000 in the aggregate at any time outstanding;

(n) Investments in Industry Investments in an aggregate amount (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (n) that are at the time outstanding not to exceed $50,000,000; and

(o) other Investments (other than Investments in Subordinated Debt of the Parent Guarantor, the Borrower or any of their respective Subsidiaries) that do not exceed $50,000,000 in the aggregate at any time.

In determining whether an Investment is a Permitted Investment, the Parent Guarantor may allocate all or any portion of any Investment and later reallocate all or any portion of any Investment to one or more of the above clauses (a) through (o) and any of the provisions of Section 9.04.

“Permitted Investor” means any Person that, on the Closing Date, after giving effect to the Plan of Reorganization, is the beneficial owner, together with any of its Affiliates (but excluding any operating portfolio companies of the foregoing Persons), of Equity Interests representing 10% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower at such time.

“Permitted Junior Exchange Debt” means Debt of the Borrower or any Guarantor that is incurred in exchange for, or the net proceeds of which are used solely to repay, the applicable Exchanged Notes in connection with any Permitted Notes Exchange and that is secured by a second or more junior priority Lien on the Collateral; provided, that (a) the Liens securing such Debt are subject to the Junior Lien Intercreditor Agreements, (b) no such Debt may have a maturity date that is earlier than 91 days after the Maturity Date, (c) such Debt is issued at market terms, as certified by a Responsible Officer of the Borrower in good faith and (d) such Debt may not be mandatorily prepaid prior to the repayment of the Loans (other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights after an event of default, which such payments shall be subject to Section 9.04 herein); provided, further, that the terms and documentation of such Debt shall be (i) reasonably satisfactory to the Administrative Agent (it being agreed and understood that the Second Lien Indenture and any terms and documentation substantially consistent with the Second Lien Indenture are reasonably satisfactory to the Administrative Agent) or (ii) either (x) not materially more restrictive, taken as a whole, to the Parent Guarantor, the Borrower and its Restricted Subsidiaries, than the Loan Documents (or if materially more restrictive, the Lenders receive the benefit of the more restrictive terms which, for the avoidance of doubt, may be provided to the Lenders without consent) or (y) if materially more restrictive, taken as a whole, then such more restrictive terms are only applicable after the Maturity Date, in each case, as certified by a Responsible Officer of the Borrower in good faith.

“Permitted Lien” means any Lien permitted under Section 9.03.

“Permitted Notes Exchange” means the exchange by the Borrower of any series of Existing Senior Notes for, or the repayment by the Borrower of any series of Existing Senior Notes solely with the net proceeds of, Permitted Junior Exchange Debt (in the case of a repayment, which proceeds are used solely for that purpose), in each case, on the applicable Exchange Date (such Existing Senior Notes, the “Exchanged Notes”).

“Permitted Pari Passu Intercreditor Agreement” shall mean an intercreditor agreement with respect to any Liens on Collateral that are intended to be secured on a pari passu basis with the Liens securing the Loans which may be entered into after the date hereof; provided that such intercreditor agreement shall have been posted to Lenders on the Platform not less than five (5) Business Days prior to the date of execution thereof and the Majority Lenders shall not have objected thereto within such five (5) Business Day period.

“Permitted Refinancing Debt” shall mean Debt (“New Debt”) incurred in exchange for, or proceeds of which are used to refinance, other Debt (“Old Debt”); provided, however, that:

(a) such New Debt is in an aggregate principal amount not in excess of the sum of:

(i) the aggregate principal amount then outstanding of the Old Debt (or, if such Old Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination), and

(ii) an amount necessary to pay any fees and expenses, including premiums, related to such exchange or refinancing;

(b) such New Debt has a stated maturity no earlier than the stated maturity of the Old Debt;

(c) such New Debt has a Weighted Average Life to Maturity at the time such New Debt is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Old Debt at such time;

(d) such New Debt is pari passu, with or subordinated to, in right of payment to the Obligations to at least the same extent, if any, as the Old Debt;

~~(e) to the extent such New Debt is permitted to be secured and such Old Debt was secured at the time of incurrence of such New Debt, the Liens securing such New Debt have a Lien priority equal or junior to the Liens securing the Old Debt; and~~

(e) such New Debt shall not (i) be secured by a Lien on or otherwise have recourse to any assets that did not secure the Debt being refinanced unless (A) such New Debt is incurred pursuant to Section 9.02(l) and is subject to the Second Lien Intercreditor Agreement or Third Lien Intercreditor Agreement, as applicable and the Borrower has granted, or concurrently therewith grants, a Lien on such asset to secure the Obligations or (B) such New Debt is incurred pursuant to Section 9.02(h) and the Borrower has granted, or concurrently therewith grants, a Lien on such asset to secure the Obligations, (ii) be secured by a Lien unless the Debt being refinanced is secured and such new Lien is pari passu with or junior in priority to the Lien securing the Debt being refinanced and subject to the Second Lien Intercreditor Agreement or Third Lien Intercreditor Agreement, as applicable, (iii) be guaranteed by or otherwise have recourse to any obligors not obligated on the Debt being refinanced or (iv) otherwise have a payment priority senior in any way to the Debt being refinanced;

(f) if such Old Debt is the Revolving Obligations or debt that has refinanced the Revolving Obligations ~~(collectively “Revolver Debt”; the documentation evidencing such debt, the “Revolver Debt Documents”)~~, the New Debt is incurred pursuant to substantially the same terms and conditions as those existing under the Existing Revolving Credit Agreement ~~on the date hereof.~~; and

(g) if the Old Debt is Permitted Junior Exchange Debt or Permitted Refinancing Debt in respect thereof, the terms and conditions of such Permitted Refinancing Debt meet the requirements of clauses (a), (b), (c) and (d) of the definition of “Permitted Junior Exchange Debt”.

“Permitted Second Lien Debt” means Permitted Junior Exchange Debt that is governed by the Second Lien Indenture and that is secured by Liens that are junior and subordinated to the Liens securing the Obligations pursuant to the Second Lien Intercreditor Agreement.

“Permitted Third Lien Debt” means Permitted Junior Exchange Debt that is secured by Liens that are junior and subordinated to the Liens securing the Obligations and the Liens securing Permitted Second Lien Debt pursuant to the Third Lien Intercreditor Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK Interest” has the meaning assigned to such term in Section 3.02(f).

“PIK Notice” has the meaning assigned to such term in Section 3.02(f).

“PIK Rate” has the meaning assigned to such term in Section 3.02(f).

“Plan” means any employee pension benefit plan, as defined in section 3(2) of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), that is subject to Title IV of ERISA or section 412 of the Code and that is sponsored, maintained or contributed to by Parent Guarantor, the Borrower or a Subsidiary with respect to which any of them has or could reasonably expect to have any liability, including on account of an ERISA Affiliate.

“Plan Effective Date” means the “Effective Date” as defined in the Plan of Reorganization.

“Plan of Reorganization” has the meaning assigned to such term in the recitals hereto.

“Platform” has the meaning assigned such term in Section 8.01.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including cash, securities, accounts and contract rights.

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (as used in this paragraph, the “Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question. “Proved Developed Producing Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in the Definitions, “Proved Developed Nonproducing Reserves” means Proved Reserves which are categorized as both “Developed” and “Nonproducing” in the Definitions, and “Proved Undeveloped Reserves” means Proved Reserves which are categorized as “Undeveloped” in the Definitions.

“Public Lender” has the meaning assigned such term in Section 8.01.

“Purchase Money Indebtedness” means Debt, the proceeds of which are used to finance the acquisition, construction, or improvement of inventory, equipment or other Property in the ordinary course of business.

“PV-9” means, with respect to any Proved Reserves expected to be produced from any Borrowing Base Properties (or in connection with any proposed acquisition, Oil and Gas Properties that will be acquired by the Borrower or any Restricted Subsidiary), the net present value, discounted at 9% per annum, of the future net revenues expected to accrue to the Borrower’s and the Credit Parties’ collective interests in such reserves during the remaining expected economic lives of such reserves, calculated (a) during a Term Loan Exclusive Period, in accordance with NYMEX Pricing and (b) at any other time, in accordance with the Bank Price Deck, in each case, without giving effect to non-property related expenses such as general and administrative expenses, debt service, future income tax expenses and depreciation, depletion and amortization.

“Qualified ECP Counterparty” means, in respect of any CFTC Hedging Obligation, the Borrower and each Guarantor to the extent that such Person (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such CFTC Hedging Obligation or any grant of a security interest to secure such CFTC Hedging Obligation becomes effective or (b) otherwise constitutes an “eligible contract participant” with respect to such Swap Agreement under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualifying Equity Interests” means Equity Interests of the Parent Guarantor, the Borrower or any Restricted Subsidiary other than Disqualified Capital Stock.

“RBL Asset Coverage Ratio” means, as of any date, the ratio of (i) the PV-9 of the Credit Parties’ Oil and Gas Properties reflected in the most recently delivered Reserve Report to (ii) Consolidated Net Debt as of such date; provided that for purposes of calculating the RBL Asset Coverage Ratio, the PV-9 attributable to non-producing Proved Reserves shall not exceed 35% of the aggregate PV-9.

“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.

“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. “Redeem” has the correlative meaning thereto.

“Redetermination Date” has the meaning assigned to such term in the Revolving Credit Agreement as in effect on the date hereof.

“Redomestication Transaction” means a bona fide redomestication of the Parent Guarantor from a corporation incorporated under the Yukon Business Corporations Act to a corporation organized under the laws of the United States of America, any State of the United States or the District of Columbia; provided that such redomestication does not adversely affect the Collateral and would not be reasonably expected to have material adverse U.S. federal income tax consequences to a significant portion of the Lenders.

“Register” has the meaning assigned to such term in Section 12.04(b)(iv).

“Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

“Remedial Work” has the meaning assigned to such term in Section 8.10(a).

“Required Ratings” means the Borrower’s Credit Rating is (a) Baa3 with a stable or better outlook, or higher, from Moody’s, (b) BBB- with a stable or better outlook, or higher, from S&P or (c) BBB- with a stable or better outlook, or higher from Fitch.

“Reserve Report” means the Initial Reserve Report and each subsequent report, in form and substance reasonably satisfactory to (a) the Administrative Agent during a Term Loan Exclusive Period and (b) at any other time, the administrative agent(s) under the Revolver Debt Documents in place at such time, setting forth, as of each of the following dates:

July 1, 2017 and each July 1 thereafter

January 1, 2018 and each January 1 thereafter

(or such other date in the event of an Interim Redetermination), the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the other Credit Parties, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with (a) during a Term Loan Exclusive Period, the Administrative Agent’s lending requirements at the time and (b) at any other time, the administrative agent under the Revolver Debt Documents in place at such time.

“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein mean a Responsible Officer of the Borrower.

“Restricted Investment” means any Investment other than a Permitted Investment.

“Restricted Payment” has the meaning given to such term in Section 9.04(a)(iv).

“Restricted Subsidiary” means any Subsidiary of the Borrower ~~that is not an Unrestricted Subsidiary~~.

~~“Revolver Debt Documents” has the meaning assigned to such term in clause (f) of the definition of “Permitted Refinancing Debt”~~

“Revolver Debt Documents” means (a) the Existing Revolving Credit Agreement or (b) any amendment, restatement, supplement, modification, replacement or refinancing (or successive amendments, restatements, supplements, modifications, replacements or refinancings) of the Existing Revolving Credit Agreement after the Initial Exchange Date (this clause (b), an “Other Revolving Credit Agreement”); provided that:

(i) (I) the interest rate or yield, including increasing the “applicable margin” or similar component of the interest rate (including to provide for additional compounded or interest paid-in-kind), through original issue discount or by modifying the method of computing interest, and/or (II) letter of credit, commitment, facility, utilization, makewhole or similar fees (but excluding any customary consent, amendment, arrangement or similar fees) shall not be increased by an amount that exceeds the combined interest rate and fees in the Existing Revolving Credit Agreement by more than 2.50% per annum, in each instance in the aggregate at any level of pricing, but excluding increases from (A) increases in an underlying reference rate not caused by an amendment, restatement, supplement, modification, replacement or refinancing of the Revolving Credit Agreement, (B) accrual of interest at the “default rate” as defined in the Existing Revolving Credit Agreement or, for a refinancing, a rate that corresponds to the default rate, or (C) application of a pricing grid set forth in the Existing Revolving Credit Agreement;

(ii) no Person shall be a borrower, guarantor or otherwise be obligated under the Existing Revolving Credit Agreement or an Other Revolving Credit Agreement unless such Person is a Credit Party;

(iii) the obligations under the Existing Revolving Credit Agreement and each Other Revolving Credit Agreement shall not be secured by Liens on any assets that are not Collateral (other than in respect of cash collateral securing letter of credit obligations);

(iv) the mandatory prepayment provisions in the Other Revolving Credit Agreement shall not result in any of the provisions in Section 3.04 of this Agreement to operate in a manner that would be materially less favorable to the Lenders as compared to the operation of the provisions of Section 3.04 of this Agreement immediately prior to the effectiveness of such Other Revolving Credit Agreement; and

(v) to the extent the administrative agent and/or collateral agent (or, in each case, any similar agent) under the Revolving Credit Agreement requests the Administrative Agent to enter into a Permitted Pari Passu Intercreditor Agreement, such Permitted Pari Passu Intercreditor Agreement shall have been posted to the Lenders on the Platform not less than five (5) Business Days prior to the date of execution thereof and the Majority Lenders shall not have objected thereto within such five (5) Business Days period.

“Revolving Administrative Agent” means the administrative agent under the Revolving Credit Agreement.

“Revolving Credit Agreement” means that certain Credit Agreement, dated as of ~~the date hereof~~April 12, 2017, among the Borrower, the Revolving Administrative Agent, and the Revolving Lenders, ~~as the same may be amended, restated, amended and restated, supplemented or otherwise modified, replaced or refinanced from time to time.~~and any Other Revolving Credit Agreement; provided that the commitments and amounts outstanding thereunder, along with any increase in borrowings, shall not exceed the amount of borrowings that are permitted under Section 9.02(h); provided further that (a) the Borrower shall not consent to any assignment of a lender’s rights and obligations under the Revolving Credit Agreement to a lender that is not an Approved RBL Lender, (b) in any event the lenders holding at least 75% of the aggregate principal amount of the loans under the Revolving Credit Agreement shall at all times be Approved RBL Lenders and (c) at all times the Revolving Credit Agreement shall be a single credit facility consisting of one tranche of loans and commitments (it being understood and agreed that the entry by any Credit Party into an intercreditor agreement, agreement among lenders or any similar agreement that results in actual or synthetic tranches of loans and/or commitments in respect thereof or relating thereto shall constitute non-compliance with this clause (c)).

“Revolving Credit Exposure” means, with respect to any Revolving Lender at any time, the outstanding principal amount of such Revolving Lender’s Revolving Loans and its LC Exposure at such time.

“Revolving Lenders” means the lenders party to the Revolving Credit Agreement from time to time.

“Revolving Loans” means the loans made by the Revolving Lenders to the Borrower pursuant to the Revolving Credit Agreement.

“Revolving Loan Documents” means “Loan Documents” as defined under the Revolving Credit Agreement

“Revolving Obligations” means the Revolving Loans and all other “Obligations” as defined in the Revolving Credit Agreement.

“Rolling Period” means for the end of any fiscal quarter, the period of four (4) consecutive fiscal quarters ending on the last day of such fiscal quarter.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

“Sanction” means any economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC, the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country, territory or region which is itself, or whose government is, the subject or target of any Sanctions (including Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

“Second Lien Indenture” means the indenture governing the terms of the Permitted Second Lien Debt to be issued on the Initial Exchange Date in substantially the form attached hereto as Exhibit J.

“Second Lien Intercreditor Agreement” means the First Lien/Second Lien Intercreditor Agreement substantially in the form of Exhibit H or such other form approved by the Administrative Agent in its reasonable discretion; provided that any such other form shall have been posted to Lenders on the Platform not less than five (5) Business Days prior to the date of execution thereof and the Majority Lenders shall not have objected thereto within such five (5) Business Day period.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, and the Collateral Agent and “Secured Party” means any of them individually.

“Securities Account” shall have the meaning set forth in Article 9 of the Uniform Commercial Code.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Instruments” means the mortgages, deeds of trust, pledge agreements, security agreements, control agreements and other agreements, instruments, supplements or certificates described or referred to in Exhibit E, and any and all other agreements, instruments, supplements, consents or certificates (including the Collateral Agency Agreement and the Guaranty and Collateral Agreement) now or hereafter executed and delivered by the Borrower, any other Credit Party, or any other Person (other than Secured Swap Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) in order to guarantee or provide collateral security for the payment or performance of the Obligations, the Notes, or this Agreement, as such agreements may be amended, modified, supplemented or restated from time to time.

~~“Senior Notes” means (a) the Existing Senior Notes and (b) unsecured notes or bonds from time to time issued pursuant to one or more public or private capital markets financings (in each case, as modified, renewed, refunded, replaced in any manner or refinanced in whole or in part from time to time in compliance with this Agreement); provided that (i) such notes or bonds do not provide for any amortization of principal or any scheduled or mandatory prepayments, redemptions, repayments, or defeasance of principal on any date prior to 91 days after the Maturity Date (other than provisions requiring offers to repurchase in connection with asset sales or any change of control), (ii) such notes or bonds have a scheduled maturity date that is no earlier than 91 days after the Maturity Date, (iii) the financial ratio covenants, negative covenants and events of default pertaining to such notes or bonds are not materially more onerous, taken as a whole, than the financial ratio covenants, negative covenants and Events of Default contained in this Agreement and (iv) both immediately before and immediately after giving effect to the incurrence of any principal Debt under such notes or bonds, no Event of Default or Borrowing Base Deficiency exists or would exist after giving effect to any concurrent repayment of other Debt with the proceeds of such incurrence.~~

~~“Senior Notes Debt” means unsecured Debt in respect of Senior Notes, including the principal amounts owing thereunder and any associated obligations to pay interest, premiums, indemnifications, expenses, costs or other amounts.~~

~~“Senior Notes Documents” means each indenture or agreement providing for Senior Notes Debt, the Senior Notes, all guaranties of Senior Notes, and any other instruments or agreements made or delivered by Parent Guarantor, the Borrower or any Restricted Subsidiary in connection with such Senior Notes Debt in each case, as amended, restated, modified, supplemented, renewed or replaced in any manner (whether upon or after termination or otherwise) from time to time.~~

“Specified Commodity Sale Contract” means any contract for the sale of Hydrocarbons for a price to be calculated at the time of delivery based on the market or index price for a location other than the delivery point (as defined in such sale contract) of the Hydrocarbons sold pursuant to such sale contract (together with any related asset management agreement for the release of transportation capacity between such locations), which sale transaction is intended to be settled by physical delivery of such Hydrocarbons by the Borrower or any other Credit Party to a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted

Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means (1) with respect to the Parent Guarantor, the Borrower or any Restricted Subsidiary, any Debt of such Person which is by its terms, unsecured, or secured by a Lien that is junior to the Lien securing the Obligations or subordinated in right of payment to the Obligations and (2) with respect to any Guarantor, any Debt of such Guarantor which is by its terms subordinated in right of payment to the guaranty of such Guarantor under the Guaranty and Collateral Agreement.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, or (b) any other Person of which Equity Interests representing more than 50% of the equity or more than 50% of the ordinary voting power (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) are, as of such date, owned, Controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means, unless stated otherwise, any subsidiary of the Borrower.

“Subsidiary Guarantor” means any subsidiary of the Borrower that is a Guarantor.

“Swap Agreement” means (a) any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that (i) no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the other Credit Parties shall be a Swap Agreement and (ii) no sale of a commodity for deferred shipment or delivery that is intended to be physically settled (other than a forward sale contract to the extent that it provides, at the time such contract (or a specified portion of such contract or a specified transaction under such contract) is entered into, for all in fixed prices; provided, that, the Borrower’s or any other Credit Party’s election for “first of month” pricing or other one month pricing pursuant to a forward sale contract for deliveries of Hydrocarbons for the immediately following calendar month shall be deemed not to be a contract for an all in fixed price for purposes of this definition) shall be a Swap Agreement pursuant to this clause (a), and (b) any Secured Lender Physical Contract. If multiple transactions are entered into under a master agreement, each transaction is a separate Swap Agreement.

“Swap PV” means, with respect to any Swap Agreement in respect of commodities, the net present value, discounted at 9% per annum, of the future receipts expected to be paid to the Borrower or the other Credit Parties under such Swap Agreement, calculated in accordance with the Bank Price Deck; provided that the “Swap PV” shall never be less than $0.00.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements (including, without duplication, any unpaid amounts due on the date of calculation).

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Exclusive Period” means a period during which the events described by the term “Termination Date” or similar term in any Revolver Debt Document have occurred.

“Third Lien Intercreditor Agreement” means the Third Lien Intercreditor Agreement substantially in the form of Exhibit I or such other form approved by the Administrative Agent in its reasonable discretion; provided that any such other form shall have been posted to Lenders on the Platform not less than five (5) Business Days prior to the date of execution thereof and the Majority Lenders shall not have objected thereto within such five (5) Business Day period.

“Threshold Amount” means the greater of (a) the lesser of (i) five percent (5%) of (x) during any Borrowing Base Period, the then effective Borrowing Base or (y) during any Investment Grade Period or any Term Loan Exclusive Period, ACNTA and (ii) $65,000,000 and (b) $50,000,000.

“Total Commitment” means the sum of the Commitments of the Lenders.

“Transactions” means, (a) with respect to the Borrower, the execution, delivery and performance by the Borrower of this Agreement, each other Loan Document to which it is a party, each Revolving Loan Document to which it is a party and each Existing Senior Notes Document to which it is a party, the borrowing of Revolving Loans and the issuance of Letters of Credit under the Revolving Credit Agreement, the borrowing of Loans hereunder and the issuance of the Existing Senior Notes and the grant of Liens by the Borrower on Mortgaged Properties and other Collateral pursuant to the Security Instruments and (b) with respect to each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document, Revolving Loan Document and Existing Senior Notes Document to which it is a party, the guaranteeing of the Obligations by such Guarantor, the guaranteeing of the obligations under the Revolving Loan Documents and the Existing Senior Notes Documents and the grant by such Guarantor of Liens on Mortgaged Properties and other Collateral pursuant to the Security Instruments.

“Transfer” has the meaning assigned to such term in Section 9.11.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted Eurodollar Rate.

“Ultra Petroleum” has the meaning assigned to such term in the preamble hereto.

“Undrawn Amount” means, at any time, with respect to any letter of credit issued under the Revolving Credit Agreement, the maximum amount that may be drawn under such letter of credit after giving effect to (a) all provisions in such letter of credit providing for future automatic increases in the amount that may be drawn under such letter of credit (regardless of whether such automatic increases have then occurred at such time) and (b) any amounts previously drawn under such letter of credit,

“Uniform Commercial Code” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Secured Party’s Lien on any Collateral.

“Unproven Acreage” means, at any time, all Oil and Gas Properties that had no Proved Reserves attributed thereto in the then most recent Reserve Report (including, for the avoidance of doubt, Oil and Gas Properties not evaluated in the most recent Reserve Report).

“Unrestricted Parent Entity” means any subsidiary of Parent Guarantor other than the Borrower.

~~“Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower designated as such on Schedule 7.14, (b) which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.15 or (c) any subsidiary of an Unrestricted Subsidiary.~~

“UP Energy” has the meaning assigned to such term in the preamble hereto.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 5.03(g)(iii).

“Volumetric Production Payments” means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Weighted Average Life to Maturity” means, when applied to any Debt at any date, the number of years obtained by dividing:

(a) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Debt, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(b) the then outstanding principal amount of such Debt.

“Wholly-Owned Subsidiary” means (a) any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares or shares that are required by the applicable laws and regulations of the jurisdiction of organization of such Subsidiary to be owned by the government of such jurisdiction or individual corporate citizens of such jurisdiction), on a fully-diluted basis, are owned by the Parent Guarantor and/ or one or more of the Wholly-Owned Subsidiaries or (b) any Restricted Subsidiary that is organized in a jurisdiction and is required by the applicable laws and regulations of such jurisdiction to be partially owned by the government of such jurisdiction or individual or corporate citizens of such jurisdiction, provided that the Parent Guarantor, directly or indirectly, owns the remaining Equity Interests in such Subsidiary and, by contract or otherwise, controls the management and business of such Subsidiary and derives economic benefits of ownership of such Subsidiary to substantially the same extent as if such Subsidiary were a Wholly-Owned Subsidiary.

“Withholding Agent” means the Borrower, any Guarantor or the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).

Section 1.04 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” as used in this Agreement shall be deemed to be followed by the phrase “without limitation”. The word “or” is not exclusive. The word “shall” shall be construed to have the same meaning and effect as the word “will”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including”, (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement and (g) with respect to the requirement to deliver any certificate, an executed paper copy of such certificate shall accompany any other form of delivery permitted hereunder. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision. To the extent the terms “Unrestricted Subsidiary” or “Unrestricted Subsidiaries” are used in any Loan Document, the parties hereto agree that there are no Unrestricted Subsidiaries for such purposes and such provisions shall have no effect solely to the extent relating to any such “Unrestricted Subsidiary” or “Unrestricted Subsidiaries.”

Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the financial statements referred to in Section 7.04(a) except for changes in which the Borrower’s independent certified public accountants concur and which are disclosed to the Administrative Agent as part of, or along with, the audited annual financial statements delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants set forth in Article IX is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

ARTICLE II

THE CREDITS

Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower on the Effective Date in an aggregate principal amount equal to such Lender’s Commitment. Loans may be repaid, in whole or in part, subject to the terms and conditions hereof. Loans are not revolving and amounts borrowed and repaid may not be thereafter reborrowed. Funding of any Loans shall be in dollars.

Section 2.02 Loans and Borrowings.

(a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) Minimum Amounts; Limitation on Number of Borrowings. Each Borrowing of ABR Loans shall be in an amount of not less than $1,000,000 and each Borrowing of Eurodollar Loans shall be in an amount of not less than $2,000,000 and in an integral multiple of $100,000 in excess thereof. Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(d) Notes. Upon request of a Lender, the Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, and (i) in the case of any Lender party hereto as of the date of this Agreement, such Note shall be dated as of the date of this Agreement~~,~~ or (ii) in the case of any Lender that becomes a party hereto pursuant to an Assignment and Assumption, such Note shall be dated as of the effective date of the Assignment and Assumption, ~~or (iii) in the case of any Lender that becomes a party hereto in connection with an increase in the Total Commitment pursuant to Section 2.06(c), as of the effective date of such increase~~, in each case, payable to such Lender in a principal amount equal to its Commitment as in effect on such date, and otherwise duly completed. In the event that any Lender’s Commitment increases or decreases for any reason (whether pursuant to ~~Section 2.06,~~ Section 12.04(b) or otherwise), the Borrower shall, upon request of such Lender, deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Commitment after giving effect to such increase or decrease, and otherwise duly completed, against return to the Borrower of the Note so replaced. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request in writing in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or, in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing. Each such written Borrowing Request shall be irrevocable and shall be in substantially the form of Exhibit B and signed by the Borrower. Each such written Borrowing Request shall specify the following information in compliance with Section 2.02:

(a) the aggregate amount of the requested Borrowing;

(b) the date of such Borrowing, which shall be a Business Day;

(c) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(d) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(e) the amount of the then effective Borrowing Base, the amount of the then effective Total Commitment, the current total Revolving Credit Exposures (without regard to any requested “Borrowing” under the Revolving Credit Agreement) and the pro forma total Revolving Credit Exposures (after giving effect to any concurrent “Borrowing” under the Revolving Credit Agreement); and

(f) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04 Interest Elections.

(a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election in writing by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such written Interest Election Request shall be irrevocable and shall be in substantially the form of Exhibit C and signed by the Borrower.

(c) Information in Interest Election Requests. Each written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing: no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.05 Funding of Borrowings.

(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with a Lender and designated by the Borrower in the Borrowing Request on the Effective Date. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

(b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the Effective Date that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing on the Effective Date, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or, in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

~~Section 2.06 Increase of Commitments.~~

~~(a) Subject to the conditions set forth in Section 2.06(b), the Borrower may increase the Total Commitment then in effect by increasing the Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Lender”).~~

~~(b) Any increase in the Total Commitment shall be subject to the following additional conditions:~~

~~(i) such increase shall not be less than $25,000,000 unless the Administrative Agent otherwise consents;~~

~~(ii) no Default shall have occurred and be continuing on the effective date of such increase or would result therefrom;~~

~~(iii) no Lender’s Commitment may be increased without the consent of such Lender;~~

~~(iv) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such increase, except (x) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such increase, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (y) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects;~~

~~(v) the maturity date of such increase shall be no earlier than the Maturity Date;~~

~~(vi) the Weighted Average Life to Maturity of such increase shall be no shorter than the remaining Weighted Average Life to Maturity of the existing Loans;~~

~~(vii) subject to the restrictions set forth in Sections 2.06(b)(v) and 2.06(b)(vi), the amortization schedule for such increase shall be determined by the Borrower and Lenders and Additional Lenders participating in such increase;~~

~~(viii) except as otherwise required or permitted by this Section 2.06(b)(viii), the increase shall be on the exact same terms and pursuant to the exact same documentation applicable to this Agreement (other than with respect to any arrangement, structuring, upfront or other fees or discounts payable in connection with such increase); provided, that, (x) subject to the following clause (y), the All-in Yield of such increase may exceed the All-in Yield applicable at such time under this Agreement by no greater than fifty (50) basis points and (y) in the event the All-in Yield of such increase exceeds the All-in Yield applicable at such time under this Agreement by greater than fifty (50) basis points, the All-in Yield applicable at such time under this Agreement shall be increased in an amount equal to such excess;~~

~~(ix) the Borrower is in pro forma compliance with the Financial Covenants (calculated in a manner reasonably acceptable to the Administrative Agent) whether or not a Term Loan Exclusive Period is in effect at such time and (x) during a Borrowing Base Period, no Borrowing Base Deficiency shall exist after giving effect to the increase (provided that, for the avoidance of doubt, the Borrower may elect to redetermine the Borrowing Base in accordance with Section 2.07(b)(iii) of the Revolving Credit Agreement as in effect on the date hereof for purposes of satisfying the condition set forth in this Section 2.06(b)(ix)) and (y) during an Investment Grade Period or during any Term Loan Exclusive Period, the Asset Coverage Ratio shall not be less than 2.0 to 1.0 after giving pro forma effect to the increase;~~

~~(x) if the Borrower elects to increase the Total Commitment by increasing the Commitment of a Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H (a “Commitment Increase Certificate”); and~~

~~(xi) if the Borrower elects to increase the Total Commitment by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit I (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and the Borrower shall (1) if requested by the Additional Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Commitment, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower and the Additional Lender, and, to the extent applicable and agreed to by the Borrower, the Administrative Agent.~~

~~(c) the Borrower may seek Commitments, in its sole discretion, from either existing Lenders or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), from additional banks, financial institutions or other institutional lenders or investors who will become Lenders hereunder;~~

~~(d) subject to acceptance and recording thereof pursuant to Section 2.06(e), from and after the effective date specified in the Commitment Increase Certificate or the Additional Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid any compensation required by Section 5.02): (A) the amount of the Total Commitment shall be increased as set forth therein, and (B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents.~~

~~(e) upon its receipt of a duly completed Commitment Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the Administrative Questionnaire referred to in Section 2.06(b)(xi) and the break-funding payments from the Borrower, if any, required by Section 5.02, if applicable, the Administrative Agent shall accept such Commitment Increase Certificate or Additional Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Total Commitment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(e).~~

~~(f) upon any increase in the Total Commitment pursuant to this Section 2.06, (A) each Lender’s Commitment shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Total Commitment represented by such Lender’s Commitment, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Commitment of each Lender (including any Additional Lender) as thereby increased, any changes in the Lenders’ Commitments pursuant to the foregoing clause (A), and any resulting changes in the Lenders’ Applicable Percentages.~~

ARTICLE III.

PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of the Lenders, in equal quarterly installments, which shall be due and payable on last Business Day of each March, June, September and December, commencing June 30, 2019, an amount of 0.25% of aggregate principal amount of the Loans outstanding on the Effective Date (as adjusted from time to time pursuant to Section 3.04), with the outstanding principal balance of the Loans due and payable on the Maturity Date. All repayments pursuant to this Section 3.01 shall be subject to Section 5.02, but shall otherwise be without premium or penalty.

Section 3.02 Interest.

(a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin for ABR Borrowings, but in no event to exceed the Highest Lawful Rate.

(b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted Eurodollar Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin for Eurodollar Borrowings~~,~~ but in no event to exceed the Highest Lawful Rate.

(c) Post-Default Rate. Notwithstanding the foregoing, if (i) an Event of Default specified in Section 10.01(a), 10.01(b), 10.01(h) or 10.01(i) has occurred and is continuing, or (ii) the Majority Lenders so elect (or direct the Administrative Agent to so elect) in connection with the occurrence and continuance of any other Event of Default, then in each case all Loans outstanding shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate otherwise applicable to such Loans (including the Applicable Margin applicable with respect to such Loans), but in no event to exceed the Highest Lawful Rate.

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date; provided that interest accrued pursuant to Section 3.02(c) shall be payable on demand. In the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Eurodollar Rate or Eurodollar Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

(f) PIK Interest. Without limiting the generality of the foregoing, the Borrower may elect in writing to the Administrative Agent (the “PIK Notice”) no later than three (3) days prior to each Interest Payment Date to pay in-kind up to 0.25% per annum (the “PIK Rate”) of the interest required to be paid pursuant to Section 3.02(a) and Section 3.02(b), as applicable, which such amount shall be paid by increasing the outstanding principal amount of such Loan on each Interest Payment Date so elected and shall be capitalized and treated as principal of such Loan for all purposes hereunder (including for purposes of calculating interest pursuant to Section 3.02(a), Section 3.02(b), Section 3.02(c) and 3.02(e)) (the “PIK Interest”). Any PIK Interest capitalized on a Loan shall become a Loan of the same Type and with the same Interest Period as the Loan with respect to which such PIK Interest accrued. For the avoidance of doubt, all PIK Interest shall be due and payable in cash on the Maturity Date and, if the Borrower elects not to deliver a PIK Notice in respect of any Interest Payment Date, all such interest due and payable on such Interest Payment Date shall be paid in cash.

Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate or the LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Majority Lenders that the Adjusted Eurodollar Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 3.04 Prepayments.

(a) Optional Prepayments. ~~The~~Subject to any premiums provided in Section 3.04(e), the Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b). ~~Notwithstanding the foregoing, if, prior to the six-month anniversary of the Effective Date, the Borrower (i) prepays, refinances, substitutes or replaces all or any portion of the Loans with the incurrence by the Parent Guarantor, the Borrower or any Restricted Subsidiary of any debt financing having an applicable All-in Yield that is less than the effective All-in Yield of the Loans being repaid, refinanced, substituted or replaced or (ii) effects any amendment of this Agreement resulting in the Loans having an applicable All-in Yield that is less than the effective All-in Yield of the Loans immediately prior to such amendment, then each Lender shall be paid (1) in the case of clause (i), a prepayment premium equal to 1.0% of the aggregate principal amount of such Loans so repaid, refinanced, substituted or replaced and (2) in the case of clause (ii), a fee equal to 1.0% of the aggregate principal amount of the applicable Loans outstanding immediately prior to such amendment.~~

(b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any optional prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each such partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each such prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing and shall be accompanied by accrued interest to the extent required by Section 3.02.

(c) Mandatory Prepayments.

(i) If, after giving effect to any reduction of the total Revolving Credit Exposure pursuant to Section 3.04(c) of the Revolving Credit Agreement (or any similar provision under the Revolver Debt Documents) as a result of a Borrowing Base Deficiency, (A) the total Revolving Credit Exposure has been reduced to zero and (B) such Borrowing Base Deficiency still exists, the Borrower shall, within five (5) days of such reduction of the total Revolving Credit Exposure to zero, prepay the Borrowings in an aggregate principal amount equal to the amount necessary to eliminate such Borrowing Base Deficiency in its entirety.

(ii) If, at any time during (A) an Investment Grade Period or (B) a Term Loan Exclusive Period, the Asset Coverage Ratio is less than 2.0 to 1.0, the Borrower shall make six equal monthly payments that collectively prepay the Borrowings in an amount sufficient such that after giving pro forma effect to such prepayments, the Asset Coverage Ratio is equal to or greater than 2.0 to 1.0.

(iii) During a Term Loan Exclusive Period, subject to the reinvestment rights set forth in Section 9.11(d) and Section 9.11(e)(iv), no later than three (3) days following the receipt by the Parent Guarantor, the Borrower or any Restricted Subsidiary of Net Cash Proceeds in respect of any Transfer, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Loans and pay any accrued and unpaid interest then due on the amount of such principal then prepaid.

(iv) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

(v) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

(d) No Premium or Penalty. All prepayments permitted or required under this Section 3.04 shall include breakage expense, if any, required under Section 5.02 and shall be without premium or penalty except as provided in Section 3.04(e).

(e) Applicable Premium. Upon the occurrence of an Applicable Premium Trigger Event, the Borrower shall pay to the Administrative Agent, for the ratable account of Lenders, an amount equal to (the “Applicable Premium”) (1) if the Applicable Premium Trigger Event occurs at any time prior to the first anniversary of the Initial Exchange Date, 2% of the aggregate principal amount of the Loans subject to such Applicable Premium Trigger Event, (2) if the Applicable Premium Trigger Event occurs at any time on or after the one year anniversary of the Initial Exchange Date but prior to the second year anniversary of the Initial Exchange Date, 1% of the aggregate principal amount of the Loans subject to such Applicable Premium Trigger Event and (3) if the Applicable Premium Trigger Event occurs at any time on or after the second year anniversary of the Initial Exchange Date, 0%.

Section 3.05 Fees.

(a) Upfront Fee. The Borrower agrees to pay a fee to each Lender payable on the Effective Date equal to 1% of the principal amount of such Lender’s Loans made on the Effective Date, such fee to be paid in cash on the Effective Date (provided that the payment of such fee may be effected pursuant to customary netting arrangements), or if the Lender so elects by giving notice to the Administrative Agent at least one (1) Business Day prior to the Effective Date, as an original issue discount with respect to such Loans made by it.

(b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent in the Fee Letters.

ARTICLE IV

PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances, absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Restricted Subsidiary thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or Section 4.02, or otherwise hereunder, then the Administrative Agent may, in its sole discretion (notwithstanding any contrary provision hereof), (a) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid or (b) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder, in the case of each of (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

Section 4.04 Collection of Proceeds of Production. The Security Instruments contain an assignment by the Borrower and/or the Guarantors to and in favor of the Collateral Agent for the benefit of the Secured Parties of all of the Borrower’s or each Guarantor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, unless an Event of Default has occurred and is continuing, the Administrative Agent and the Lenders will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Collateral Agent, the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and the other Credit Parties and the Lenders hereby authorize the Administrative Agent or the Collateral Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and the other Credit Parties.

ARTICLE V

INCREASED COSTS; BREAK FUNDING PAYMENTS; TAXES; ILLEGALITY

Section 5.01 Increased Costs.

(a) Eurodollar Changes in Law. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurodollar Rate); or

(ii) subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Other Connection Taxes) on its Loans, Loan principal, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender in respect of any Eurodollar Loan (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or liquidity or on the capital or liquidity of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time, upon receipt of a certificate described in the following subsection (c) the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) Certificates. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten days after receipt thereof.

(d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 for any increased costs or reductions incurred more than six months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof.

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 5.05, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to be the excess, if any, of (x) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Eurodollar Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (y) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within thirty days after receipt thereof.

Section 5.03 Taxes.

(a) Defined Terms. For purposes of this Section 5.03, the term “applicable law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes; provided that if an applicable Withholding Agent shall be required to deduct any Indemnified Taxes from such payments (as determined in the good faith of an applicable Withholding Agent), then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(b)), the Administrative Agent, any Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes that have been paid by the Administrative Agent.

(d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within thirty days after demand therefor, for the full amount of any Indemnified Taxes paid or payable by such Recipient, or required to be withheld or deducted from a payment to such Recipient, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower or Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by

Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution, and submission of such documentation (other than such documentation set forth in Section 5.03(g)(ii)(A), (ii)(B), or (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. For purposes of this Section 5.03(g), the term “Lender” shall include the Administrative Agent.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2) duly completed copies of Internal Revenue Service Form W-8ECI,

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable;

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; or

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.03, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.03 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to the Borrower pursuant to this paragraph (h) to the extent such payment would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(i) Survival. Each party’s obligations under this Section 5.03 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 5.04 Mitigation Obligations; Designation of Different Lending Office. If any Lender requests compensation under Section 5.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

Section 5.05 Replacement of Lenders. If (a) any Lender requests compensation under Section 5.01, (b) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, and such Lender has not prevented such required payment by designating a different lending office in accordance with Section 5.04, or (c) any Lender has given notice pursuant to Section 5.06 that it is unable to make or maintain Eurodollar Loans but Lenders constituting Majority Lenders have not given such notice, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04(b)), all its interests, rights (other than its existing rights to payments pursuant to Section 5.01 or Section 5.03) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 12.04(b)(ii)(C), (ii) if such assignee is not already a Lender, the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (iii) such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.02), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iv) in the case of any such assignment resulting from a claim for compensation under Section 5.01 or payments required to be made pursuant to Section 5.03, such assignment will result in a reduction in such compensation or payments, and (v) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 5.06 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender’s obligation to make such Eurodollar Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Effective Date. The rights and obligations under this Agreement (including the obligations of the Lenders to make Loans hereunder) shall not become effective until the date on which each of the following conditions has been satisfied (or waived in accordance with Section 12.02) on April 12, 2017 (and, if not satisfied prior to such time, this Agreement shall be null and void and of no force and effect):

(a) The Administrative Agent, the Arrangers and the Lenders shall have received all commitment and agency fees and all other fees and amounts due and payable on or prior to the Effective Date, including, without duplication, (i) fees payable pursuant to Section 3.05(b), (ii) fees payable pursuant to the Fee Letters and (iii) to the extent invoiced at least two Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the fees and expenses of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).

(b) The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or a Responsible Officer of the Borrower and each Guarantor setting forth (i) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the limited liability company agreement, the articles or certificate of incorporation and bylaws (or comparable organizational documents) of the Borrower and such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence and good standing of the Borrower and each other Credit Party.

(d) On the Effective Date, the representations and warranties of Parent Guarantor, the Borrower and the other Credit Parties contained in Article VII shall be true and correct in all material respects (except in the case of any representation or warranty which expressly relates to a given date or period, such representation or warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided, that to the extent that any representation or warranty is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, the same shall be true and correct in all respects.

(e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

(f) The Administrative Agent shall have received a duly executed Note payable to each Lender that has requested a Note at least two days before the Effective Date in a principal amount equal to its Commitment dated as of the date hereof.

(g) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Exhibit E. Except as otherwise set forth in Section 8.20, in connection with the execution and delivery of the Security Instruments, the Administrative Agent shall be reasonably satisfied that the Liens under the Security Instruments will, upon the recording of the Security Instruments, be first priority, perfected Liens (subject only to Permitted Liens) on all other Property purported to be pledged as Collateral pursuant to the Security Instruments (including all of the Equity Interests in the Borrower and each Restricted Subsidiary that are owned by a Credit Party (and to the extent any such Equity Interests are certificated, the Borrower shall also have caused the applicable Credit Party to deliver to the Collateral Agent the original stock certificates evidencing such Equity Interests together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof).

(h) The Administrative Agent shall have received an opinion of Kirkland and Ellis LLP, special New York counsel to the Borrower and the Guarantors, and local counsel in the Yukon Territory, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(i) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower and the other Credit Parties evidencing that the Borrower and the other Credit Parties are carrying insurance in accordance with Section 7.12.

(j) The Administrative Agent shall have received a certificate of a Responsible Officer of Borrower certifying that Borrower and its Consolidated Restricted Subsidiaries, on a consolidated basis after giving effect to the Transactions, are solvent.

(k) The Administrative Agent shall have received the Initial Reserve Report, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(l) The Administrative Agent shall have received appropriate Uniform Commercial Code search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the other Credit Parties for the State of Delaware and the State of Pennsylvania, as applicable, and any other jurisdiction reasonably requested by the Administrative Agent, other than those being released on or prior to the Effective Date or Permitted Liens.

(m) To the extent requested in writing by the Administrative Agent at least 8 Business Days prior to the Effective Date, the Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA PATRIOT Act.

(n) As of the Effective Date, after giving effect to the Transactions (including the Borrowings hereunder), the amount of (i) cash and Cash Equivalents of the Borrower and its Consolidated Restricted Subsidiaries on such date plus (ii) the amount by which the Total Commitments (as defined in the Revolving Credit Agreement) shall exceed the total Revolving Credit Exposure shall not be less than $300,000,000.

(o) The Confirmation Order shall be in full force and effect, not subject to any stay, nor shall it have been amended or modified in any manner adverse to the Lenders without the consent of the Majority Lenders.

(p) All conditions precedent to confirmation and to effectiveness of the Plan of Reorganization shall have been satisfied or waived to the reasonable satisfaction of the Administrative Agent, the Plan Effective Date shall have occurred or shall occur substantially contemporaneously with the Effective Date, and the substantial consummation (as defined in section 1101 of the Bankruptcy Code) of the Plan of Reorganization in accordance with its terms shall occur substantially contemporaneously with the Plan Effective Date.

(q) Since the date of entry of the Disclosure Statement Order with respect to the Chapter 11 Cases, there shall not have occurred a Material Adverse Effect or any event or occurrence which could reasonably be expected to result in a Material Adverse Effect.

(r) The Administrative Agent shall have received or shall have available on-line through the “Electronic Data Gathering, Analysis and Retrieval” system (or any successor system thereof) maintained by the SEC (or any succeeding governmental authority) (i) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Parent Guarantor, the Borrower and the Borrower’s Consolidated Restricted Subsidiaries, for the three most recently completed fiscal years ended at least 105 days before the Effective Date and (ii) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Parent Guarantor, the Borrower and the Borrower’s Consolidated Restricted Subsidiaries, for each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended at least 55 days before the Effective Date (in each case, together with the corresponding comparative period from the prior fiscal year).

Without limiting the generality of the provisions of Section 11.04, for purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 6.01 to be consented to or approved by or acceptable to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 6.01 by and on behalf of Parent Guarantor, the Borrower or any other Credit Party shall be in form and substance satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Parent Guarantor and the Borrower jointly and severally represent and warrant to the Lenders that:

Section 7.01 Organization; Powers. The Borrower and each other Credit Party is duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

Section 7.02 Authority; Enforceability. After giving effect to the Confirmation Order and the Plan of Reorganization, the Transactions are within the Borrower’s and each Guarantor’s corporate, limited liability company, or partnership powers and have been duly authorized by all necessary corporate, limited liability company or partnership action and, if required, action by any holders of its Equity Interests (including any action required to be taken by any class of directors, managers or supervisors, whether interested or disinterested, as applicable, of the Borrower or any other Person, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Guarantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.03 Approvals; No Conflicts. After giving effect to the Confirmation Order and the Plan of Reorganization, the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including holders of its Equity Interests or any class of directors, managers or supervisors, as applicable, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except such as have been obtained or made and are in full force and effect, other than (i) the recording and filing of the Security Instruments as required by this Agreement, and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default or an Event of Default under any provision of this Agreement other than this Section 7.03 or could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the limited liability company agreements, charter, by-laws or other organizational documents of the Borrower or any other Credit Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other agreement regarding Debt binding upon the Borrower or any other Credit Party or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or Credit Party and (d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any other Credit Party (other than the Liens created by the Loan Documents).

Section 7.04 Financial Condition; No Material Adverse Change.

(a) The Borrower has heretofore furnished to the Lenders Ultra Petroleum’s consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2016, reported on by Ernst & Young LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent Guarantor, the Borrower and the Borrower’s Consolidated Restricted Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

(b) No Material Adverse Effect has occurred since the date of entry of the Disclosure Statement Order with respect to the Chapter 11 Cases.

(c) Except as listed on Schedule 7.04(c), none of Parent Guarantor, the Borrower or any Restricted Subsidiary has on the date hereof after giving effect to the Transactions, any material Debt (including Disqualified Capital Stock) or any material off-balance sheet liabilities or partnership liabilities that would be required by GAAP to be reflected or noted in audited financial statements, material liabilities for past due taxes, or any unusual forward or long-term commitments or unrealized or anticipated losses from any such unfavorable commitments, except as referred to or reflected or provided for in the financial statements referred to in Section 7.04(a) and the other written information provided by Borrower to Administrative Agent and the Lenders prior to the date hereof.

Section 7.05 Litigation. After giving effect to the Confirmation Order and the Plan of Reorganization and except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Parent Guarantor or the Borrower, threatened against or affecting the Borrower or any other Credit Party (i) not fully covered by insurance (except for normal deductibles), that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that are non-frivolous and challenge the validity or enforceability of any Loan Document.

Section 7.06 Environmental Matters. Except for matters set forth on Schedule 7.06 or that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) Parent Guarantor, the Borrower and the Subsidiaries and each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

(b) Parent Guarantor, the Borrower and the Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of Parent Guarantor, the Borrower or the Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be denied;

(c) there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or, to the Borrower’s knowledge, threatened against Parent Guarantor, the Borrower or any Subsidiary or any of their respective Properties or as a result of any operations at such Properties;

(d) none of the Properties of Parent Guarantor, the Borrower or any Subsidiary contain or have contained any: underground storage tanks; asbestos-containing materials; landfills or dumps; hazardous waste management units as defined pursuant to RCRA or any comparable state law; or sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law, in each case that would reasonably be expected to result in liability under Environmental Law;

(e) there has been no Release or, to the Borrower’s knowledge, threatened Release, of Hazardous Materials at, on, under or from Parent Guarantor’s, the Borrower’s or any Subsidiary’s Properties, there are no investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Borrower, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property;

(f) none of Parent Guarantor, the Borrower or any Subsidiary has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite Parent Guarantor’s, the Borrower’s or any Subsidiary’s Properties and, to the Borrower’s knowledge, there are no conditions or circumstances that could reasonably be expected to result in the receipt of such written notice;

(g) there has been no exposure of any Person or Property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of Parent Guarantor’s, the Borrower’s or the Subsidiaries’ Properties that could reasonably be expected to form the basis for a claim for damages or compensation; and

(h) Parent Guarantor and the Borrower have made available to the Administrative Agent complete and correct copies of all material environmental site assessment reports, and studies on environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) that have been prepared within the last three (3) years and are in Parent Guarantor’s or the Borrower’s possession and relating to Parent Guarantor’s, the Borrower’s or any Subsidiary’s Properties or operations thereon.

Section 7.07 Compliance with the Laws and Agreements; No Defaults.

(a) After giving effect to the Confirmation Order and the Plan of Reorganization, each of Parent Guarantor, the Borrower and the Restricted Subsidiaries is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, except where failure to comply could not reasonably be expected to have a Material Adverse Effect, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Borrower nor any other Credit Party is in default nor has any Change in Control or similar event or circumstance occurred that, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, or would require the Borrower or any other Credit Party to Redeem or make any offer to Redeem under, any indenture, note, credit agreement or similar instrument pursuant to which any Material Debt is outstanding or by which the Borrower or any other Credit Party or any of their Properties is bound.

(c) No Default has occurred and is continuing.

Section 7.08 Investment Company Act. Neither the Borrower nor any other Credit Party is required to register as an “investment company” or a company “controlled” by an entity required to register as “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 7.09 Taxes. Each of Parent Guarantor, the Borrower and the Restricted Subsidiaries has timely filed or caused to be filed all federal income Tax returns and reports, and all other material Tax returns and reports, required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it (in each case, for the avoidance of doubt and to the extent applicable, after giving effect to the Confirmation Order and Plan of Reorganization), except (a) Taxes that are being contested in good faith by appropriate proceedings and for which Parent Guarantor, the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of Parent Guarantor, the Borrower and the Restricted Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien (other than an Excepted Lien) has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

Section 7.10 ERISA. Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) Parent Guarantor, the Borrower, the Subsidiaries and each ERISA Affiliate is in material compliance with ERISA and, where applicable, the Code regarding each Plan.

(b) Each Plan is, and has been, established and maintained in substantial compliance with its terms, ERISA and, where applicable, the Code.

(c) No act, omission or transaction has occurred which could result in the imposition on Parent Guarantor, the Borrower or any Subsidiary (whether directly or indirectly) of either a civil penalty assessed pursuant to subsections (i) or (l) of section 502 of ERISA or a tax imposed pursuant to section 4975 of the Code or breach of fiduciary duty liability damages under section 409 of ERISA.

(d) Full payment when due has been made of all amounts which Parent Guarantor, the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof.

(e) None of Parent Guarantor, the Borrower, or any Subsidiary, or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA that provides benefits to retirees or former employees of such entities, with respect to which its sponsorship of, maintenance of or contribution to may not be terminated by Parent Guarantor, the Borrower, a Subsidiary or an ERISA Affiliate, as the case may be, in its sole discretion at any time without any material liability to Parent Guarantor, the Borrower or any Subsidiary other than for benefits due as of, or claims incurred prior to, the effective date of such termination, except where such a termination is not allowed under applicable law (including, but not limited to, the Consolidated Omnibus Budget Reconciliation Act of 1985).

Section 7.11 Disclosure; No Material Misstatements. The certificates, written statements and reports, and other written information, taken as a whole, furnished by or on behalf of the Borrower or any Guarantor to the Administrative Agent and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that (a) to the extent any such certificate, statement, report, or information was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such certificate, statement, report, or information (it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that results during the period(s) covered by such projections may differ from the projected results and that such differences may be material and that the Borrower makes no representation that such projections will be realized) and (b) as to statements, information and reports supplied by third parties, the Borrower represents only that it is not aware of any material misstatement or omission therein. There are no statements or conclusions in any Reserve Report which are based upon or include material misleading information or fail to take into account known material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Borrower and the other Credit Parties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Borrower and the other Credit Parties do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.

Section 7.12 Insurance. Parent Guarantor and the Borrower have, and have caused the Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in such amounts and against such risks as are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of Parent Guarantor, the Borrower and the Restricted Subsidiaries (it being understood and agreed that the Borrower and its Subsidiaries may self-insure to the extent and in a manner customary for companies engaged in the same or similar business of similar size and financial condition). The Administrative Agent, the Collateral Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Collateral Agent has been named as a loss payee with respect to such property loss insurance covering Collateral.

Section 7.13 Restriction on Liens. After giving effect to the Confirmation Order and the Plan of Reorganization, neither the Borrower nor any other Credit Party is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, that restricts its ability to grant Liens to the Administrative Agent for the benefit of the Secured Parties on or in respect of their Properties to secure the Debt under the Loan Documents, or restricts any Restricted Subsidiary from paying dividends or making any other distributions in respect of its Equity Interests to Parent Guarantor, the Borrower or any Restricted Subsidiary, or restricts any Restricted Subsidiary from making loans or advances to Parent Guarantor, the Borrower or any Restricted Subsidiary, or which requires the consent of other Persons in connection therewith, except, in each case, for such encumbrances or restrictions permitted under Section 9.14.

Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent from time to time (which shall promptly furnish a copy to the Lenders), which shall upon disclosure be deemed a supplement to Schedule 7.14, neither the Borrower nor any other Credit Party has any subsidiaries ~~(other than subsidiaries of Unrestricted Subsidiaries)~~. Neither Parent Guarantor nor the Borrower has any Foreign Subsidiaries. Schedule 7.14 identifies, as of the Effective Date, each subsidiary listed thereon as either a Restricted ~~Subsidiary, Unrestricted~~ Subsidiary or Unrestricted Parent Entity, and each Restricted Subsidiary on such schedule is wholly-owned by the Borrower or another Restricted Subsidiary. As of the Effective Date, Schedule 7.14 sets forth each Person (other than a subsidiary) in which Parent Guarantor, the Borrower or a Restricted Subsidiary owns Equity Interests and the percentage of all Equity Interests in such Person owned by Parent Guarantor, the Borrower or such Restricted Subsidiary.

Section 7.15 Location of Business and Offices. After giving effect to the Confirmation Order and the Plan of Reorganization, the Borrower’s jurisdiction of organization is Delaware, the name of the Borrower as listed in the public records of its jurisdiction of organization is Ultra Resources, Inc., and the organizational identification number of the Borrower in its jurisdiction of organization is 6357887 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(i) in accordance with Section 12.01). The Borrower’s chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(i) and Section 12.01(c)). Each Guarantor’s jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its chief executive office is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(i)). ~~Each Unrestricted Subsidiary’s (other than each Unrestricted Subsidiary that is a subsidiary of an Unrestricted Subsidiary) jurisdiction of organization and name as listed in the public records of its jurisdiction of organization is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(i)).~~

Section 7.16 Properties; Titles, Etc. After giving effect to the Confirmation Order and the Plan of Reorganization:

(a) Each of the Borrower and the other Credit Parties has good and defensible title to substantially all of its Borrowing Base Properties evaluated in the most recently delivered Reserve Report and good title to all of its material personal Properties, in each case, free and clear of all Liens except Permitted Liens. The Borrower or the other Credit Parties specified as the owner owns in all material respects the net interests in production attributable to their Oil and Gas Properties as reflected in the most recently delivered Reserve Report, and the ownership of such Properties does not in any material respect obligate such Person to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in its net revenue interest in such Property or the revenues therefrom.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, (i) all material leases and agreements necessary for the conduct of the business of the Borrower and the other Credit Parties and (ii) all oil and gas leases of the Borrower and the other Credit Parties are, in each case, valid and subsisting and in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases referred to in the foregoing clauses (i) and (ii).

(c) The rights and Properties presently owned, leased or licensed by the Borrower and the other Credit Parties, including all easements and rights of way, include all rights and Properties necessary to permit the Borrower and the other Credit Parties to conduct their business in all material respects in the same manner as their business has been conducted prior to the date hereof.

(d) All of the Properties of the Borrower and the other Credit Parties which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

(e) The Borrower and each other Credit Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business (including databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical data), and the use thereof by the Borrower and such other Credit Party does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 7.17 Maintenance of Properties. After giving effect to the Confirmation Order and the Plan of Reorganization, except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Borrowing Base Properties of the Borrower and the other Credit Parties have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Borrowing Base Properties and other contracts and agreements forming a part of the Borrowing Base Properties.

Section 7.18 Gas Imbalances, Prepayments. Except as set forth on Schedule 7.18 or on the most recent certificate delivered pursuant to Section 8.12(c), on a net basis there are no gas imbalances, take or pay or other prepayments which would require Parent Guarantor, the Borrower or any of the other Credit Parties to deliver Hydrocarbons produced from their Oil and Gas Properties at some future time, without then or thereafter receiving full payment therefor, exceeding 5.0% of the aggregate annual production of gas from the Oil and Gas Properties of Parent Guarantor, the Borrower and the other Credit Parties during the most recent calendar year (on an mcf basis).

Section 7.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.19, or hereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report, no material agreements exist, which are not cancelable on 90 days’ notice or less without penalty or detriment, for the sale of the Borrower’s and the other Credit Parties’ Hydrocarbon production (including calls on or other rights to purchase, production, whether or not the same are currently being exercised) that pertain to the sale of production at a fixed price and have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 7.20 Swap Agreements and Qualified ECP Counterparty. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), as of the date of (or as of the date(s) otherwise set forth in) such report, sets forth, a true and complete list of all Swap Agreements of the Borrower and each other Credit Party, the material terms thereof (including the type, term, effective date, maturity date and notional amounts or volumes), the estimated net mark-to-market value thereof, all credit support agreements relating thereto other than Loan Documents (including any margin required or supplied) and the counterparty to each such agreement. The Borrower is a Qualified ECP Counterparty.

Section 7.21 Use of Loans. The proceeds of the Loans shall be used (a) for general corporate purposes of the Borrower, the Parent Guarantor and its Subsidiaries; (b) to fund repayment of claims under the Chapter 11 Case; and (c) to finance the acquisition and development of Oil and Gas Properties. Parent Guarantor, the Borrower and the Restricted Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan will be used for any purpose which violates the provisions of Regulations T, U or X of the Board. The Borrower will not request any Borrowing, and Parent Guarantor and the Borrower shall not use, and Parent Guarantor and the Borrower shall procure that their Subsidiaries and their respective directors, officers, employees and agents shall not use, or lend, contribute or otherwise make available, the proceeds of any Borrowing to any subsidiary, joint venture partner or any other Person (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would knowingly or negligently result in the violation of any Sanctions applicable to any party hereto (whether as underwriter, advisor, investor, lender, hedge provider, facility or security agent or otherwise).

Section 7.22 Solvency. On the Effective Date, after giving effect to the Confirmation Order, the Plan of Reorganization and the transactions contemplated hereby and each Borrowing made hereunder, (a) the aggregate assets (after giving effect to amounts that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, (b) each of the Borrower and the Guarantors has not incurred and does not intend to incur, and does not believe that it has incurred, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash it reasonably expects could be received and the amounts that it reasonably expects could be payable on or in respect of its liabilities, and giving effect to amounts that that could reasonably be expected to be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures, and (c) each of the Borrower and the Guarantors does not have (and does not have reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

Section 7.23 Anti-Corruption Laws and Sanctions. Parent Guarantor and the Borrower have implemented and maintain in effect such policies and procedures, if any, as they reasonably deem appropriate, in light of their business and international activities (if any), to ensure compliance by Parent Guarantor, the Borrower and the Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Parent Guarantor, the Borrower and the Subsidiaries and their respective officers and employees and, to the knowledge of Parent Guarantor and the Borrower, their respective directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) Parent Guarantor, the Borrower and the Subsidiaries or any of their respective directors, officers or employees, or (b) to the knowledge of Parent Guarantor or the Borrower, any agent of Parent Guarantor, the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

Section 7.24 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

Section 7.25 Senior Debt Status. The Obligations constitute “Senior Debt”, “Designated Senior Debt” or any similar designation under and as defined in any agreement governing any senior subordinated or subordinated Debt and the subordination provisions set forth in each such agreement are legally valid and enforceable against the parties thereto.

Section 7.26 Security Instruments. The Security Instruments are (or, in the case of Security Instruments executed after the Effective Date, will be) effective to create in favor of the Administrative Agent, for the benefit of the Credit Parties, a legal, valid and enforceable security interest in the Mortgaged Property and Collateral and proceeds thereof.

Section 7.27 PATRIOT Act. On the Effective Date, each Credit Party is in compliance in all material respects with the material provisions of the PATRIOT Act.

ARTICLE VIII

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full, each of Parent Guarantor and the Borrower covenants and agrees with the Lenders that:

Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a)	Annual Financial Statements.

(i) As soon as available, but in any event in accordance with then applicable law and not later than 120 days after the end of each fiscal year of the Borrower, its unaudited consolidated balance sheet and related statements of operations, owners’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(ii) As soon as available, but in any event in accordance with then applicable law and not later than 120 days after the end of each fiscal year of Parent Guarantor, its audited consolidated balance sheet and related statements of operations, owners’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Parent Guarantor and its subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b)	Quarterly Financial Statements.

(i) As soon as available, but in any event in accordance with then applicable law and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower commencing with the fiscal quarter ending June 30, 2017, its consolidated balance sheet and related statements of operations, owners’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(ii) As soon as available, but in any event in accordance with then applicable law and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of Parent Guarantor commencing with the fiscal quarter ending June 30, 2017, its consolidated balance sheet and related statements of operations, owners’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Parent Guarantor and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(c) Certificate of Financial Officer — Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a compliance certificate of a Financial Officer in substantially the form of Exhibit D hereto (i) certifying as to whether a Default then exists and, if a Default then exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with the Financial Covenants and (iii) stating whether any change in GAAP or in the application thereof that is applicable to the Borrower has occurred since December 31, 2016 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

(d) Annual Budget. Within sixty (60) days of the end of each fiscal year of the Borrower (the first such period being the sixty (60) day period after the end of fiscal year 2017), an annual operating budget for the Borrower and the Restricted Subsidiaries for the immediately succeeding fiscal year (beginning with the annual operating budget for fiscal year 2018), including the projected monthly production of Hydrocarbons by the Borrower and the Restricted Subsidiaries and the assumptions used in calculating such projections, the projected capital expenditures to be incurred by the Borrower and the Restricted Subsidiaries, and such other information as may be reasonably requested by the Administrative Agent.

(e) Certificate of Financial Officer—Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements of the Borrower and each other Credit Party, the material terms thereof (including the type, term, effective date, and maturity date) and notional amounts or volumes set forth for each month during the term of such Swap Agreement), the estimated net mark-to-market value therefor, any new credit support agreements relating thereto (other than Loan Documents) not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

(f) ~~Certificate of Financial Officer—Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.~~[Reserved].

(g) Certificate of Insurer—Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), one or more certificates of insurance coverage from Parent Guarantor’s insurance broker or insurers with respect to the insurance required by Section 8.07, in form and substance reasonably satisfactory to the Administrative Agent, and, if requested by the Administrative Agent, copies of the applicable policies.

(h) SEC and Other Filings; Reports to Shareholders. For so long as any Credit Party is a publicly traded company, then promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Credit Party with the SEC, or with any national securities exchange, or distributed by such Credit Party to its shareholders generally, as the case may be.

(i) Information Regarding Borrower and Guarantors. Promptly, but in any event within ten (10) Business Days after the occurrence thereof, written notice of any change in (i) the Borrower’s or any Guarantor’s corporate name, (ii) the jurisdiction in which the Borrower or any Guarantor is incorporated, formed, or otherwise organized, (iii) the location of the Borrower’s or any Guarantor’s chief executive office, (iv) the Borrower’s or any Guarantor’s identity or corporate, limited liability or partnership structure, or (v) the Borrower’s or any Guarantor’s organizational identification number in such jurisdiction of organization or federal taxpayer identification number.

(j) Production Report and Lease Operating Statements. Concurrently with any delivery of a Reserve Report under Section 8.12, (i) a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Borrower and the Guarantors, and (ii) a report setting forth, for each calendar quarter during the then current fiscal year to date, the related ad valorem, severance and production taxes and lease operating expenses attributable to such production and incurred for each such calendar quarter.

(k) Notices of Certain Changes. Promptly, but in any event within ten (10) Business Days after the execution thereof, copies of any material amendment, modification or supplement to the certificate of formation, limited liability company agreement, articles of incorporation, by-laws, any preferred stock designation or any other organic document of the Borrower or any other Credit Party.

(l) Other Requested Information. Promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial condition of Parent Guarantor, the Borrower or any Restricted Subsidiary (including any Plan and any reports or other information required to be filed with the Internal Revenue Service, the Department of Labor and/or the PBGC with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent may reasonably request.

Documents required to be delivered pursuant to Section 8.01(a), (b) or (h) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent Guarantor or the Borrower posts such documents, or provides a link thereto on Parent Guarantor’s or the Borrower’s public website; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).

The Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of Parent Guarantor and/or the Borrower hereunder (collectively, “Company Materials”) by posting the Company Materials on SyndTrak or another similar electronic system (the “Platform”). Parent Guarantor and the Borrower hereby acknowledge that certain of the Lenders may from time to time elect to be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”) and the Borrower hereby agrees that (w) all Company Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Company Materials “PUBLIC,” Parent Guarantor and the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Company Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to Parent Guarantor, the Borrower or their respective securities for purposes of United States Federal and state securities laws; (y) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent shall be entitled to treat Company Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 8.02 Notices of Material Events. In addition to the notices required under Section 8.01 and Section 8.10(b), the Borrower will furnish to the Administrative Agent and each Lender prompt (and in any event within five (5) Business Days of a Responsible Officer becoming aware thereof) written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any other Credit Party not previously disclosed in writing to the Lenders that could reasonably be expected to result in a Material Adverse Effect, or the occurrence of any adverse development in any such action, suit, proceeding, investigation or arbitration that is reasonably expected to result in a Material Adverse Effect;

(c) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority that (i) constitutes a material adverse claim against, or asserts a material cloud upon the Borrower’s or any other Credit Party’s title to, any material Mortgaged Property or other Collateral pledged pursuant to the Security Instruments or (ii) otherwise attacks the validity or (other than by asserting a Permitted Lien) the priority of the Administrative Agent’s Liens in any material Mortgaged Property or other Collateral pledged pursuant to the Security Instruments, or of the Security Instruments under which such Mortgaged Property or other Collateral is mortgaged or pledged; and

(d) the occurrence of any ERISA Event that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03 Existence; Conduct of Business. Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties are located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.10. Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to maintain its legal existence in Delaware, another State within the United States of America or the District of Columbia.

Section 8.04 Payment of Obligations. After giving effect to the Confirmation Order and the Plan of Reorganization, Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, pay its obligations, including Tax liabilities of Parent Guarantor, the Borrower and all of its Restricted Subsidiaries before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and Parent Guarantor, the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any material Property of Parent Guarantor, the Borrower or any Restricted Subsidiary.

Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Loans in accordance with the terms hereof, and Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents.

Section 8.06 Operation and Maintenance of Properties. Parent Guarantor and the Borrower, at their own expense, will, and will cause each Restricted Subsidiary to:

(a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear and depletion excepted) all of its Oil and Gas Properties, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and do all other things necessary to keep unimpaired its rights with respect thereto and prevent any forfeiture thereof or default thereunder, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with customary industry standards, the obligations required by the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(e) To the extent the Borrower or another Credit Party is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06, but failure of the operator so to comply will not constitute a Default or an Event of Default hereunder.

Section 8.07 Insurance. Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations (it being understood and agreed that the Borrower and its Subsidiaries may self-insure to the extent and in a manner customary for companies engaged in the same or similar business of similar size and financial condition). The Administrative Agent, the Collateral Agent and the Lenders shall be named as additional insureds in respect of such liability insurance policies, and the Collateral Agent shall be named as a loss payee with respect to property loss insurance covering Collateral and such policies shall provide that the Administrative Agent shall receive not less than 30 days’ prior notice of cancellation or non-renewal (or, if less, the maximum advance notice that the applicable carrier will agree to provide).

Section 8.08 Books and Records; Inspection Rights. Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP are made of all dealings and transactions in relation to its business and activities (to the extent required by GAAP). Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as reasonably requested, and at the sole expense of Borrower not to exceed two times in any calendar year (unless an Event of Default has occurred and is continuing).

Section 8.09 Compliance with Laws. Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Parent Guarantor and the Borrower will maintain in effect and enforce such policies and procedures, if any, as it reasonably deems appropriate, in light of its businesses and international activities (if any), to ensure compliance by Parent Guarantor, the Borrower, their Subsidiaries and each of their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 8.10 Environmental Matters.

(a) Each of Parent Guarantor and the Borrower will at its sole expense: (i) comply, and cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws, to the extent the breach thereof could be reasonably expected to have a Material Adverse Effect; (ii) not Release or threaten to Release, and cause each Subsidiary not to Release or threaten to Release, any Hazardous Material on, under, about or from any of Parent Guarantor’s, the Borrower’s or their Subsidiaries’ Properties or any other property offsite the Property to the extent caused by Parent Guarantor’s, the Borrower’s or any of their Subsidiaries’ operations except in compliance with applicable Environmental Laws, to the extent such Release or threatened Release could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and cause each Subsidiary to timely obtain or file, all Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of Parent Guarantor’s, the Borrower’s or their Subsidiaries’ Properties, to the extent such failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future Release or threatened Release of any Hazardous Material on, under, about or from any of Parent Guarantor, the Borrower’s or their Subsidiaries’ Properties, to the extent failure to do so could reasonably be expected to have a Material Adverse Effect; (v) conduct, and cause its Subsidiaries to conduct, their respective operations and businesses in a manner that will not expose any Property or Person to Hazardous Materials that could reasonably be expected to cause Parent Guarantor, the Borrower or their Subsidiaries to owe damages or compensation that could reasonably be expected to cause a Material Adverse Effect; and (vi) establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that Parent Guarantor’s, the Borrower’s and their Subsidiaries’ obligations under this Section 8.10(a) are timely and fully satisfied, to the extent failure to do so could reasonably be expected to have a Material Adverse Effect.

(b) If Parent Guarantor, the Borrower or any Subsidiary receives written notice of any action or, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any Person against Parent Guarantor, the Borrower or their Subsidiaries or their Properties, in each case in connection with any Environmental Laws, the Borrower will within fifteen days after any Responsible Officer obtains actual knowledge thereof give written notice of the same to Administrative Agent if the Borrower could reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of $20,000,000, not fully covered by insurance, subject to normal deductibles.

(c) In connection with any acquisition by Parent Guarantor, the Borrower or any Restricted Subsidiary of any Oil and Gas Property, other than an acquisition of additional interests in Oil and Gas Properties in which Parent Guarantor, the Borrower or any Restricted Subsidiary previously held an interest, to the extent Parent Guarantor, the Borrower or such Restricted Subsidiary obtains or is provided with same, Parent Guarantor and the Borrower will, and will cause each Restricted Subsidiary to, promptly following Parent Guarantor, the Borrower’s or such Restricted Subsidiary’s obtaining or being provided with the same, deliver to the Administrative Agent such final and non-privileged material environmental reports of such Oil and Gas Properties as are reasonably requested by the Administrative Agent.

Section 8.11 Further Assurances.

(a) Each of Parent Guarantor and the Borrower at its sole expense will, and will cause each Restricted Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of Parent Guarantor, the Borrower or any Restricted Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents that may be reasonably necessary or appropriate in connection therewith.

(b) Parent Guarantor and the Borrower hereby authorize the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, describing all or any part of the Collateral without the signature of the Borrower or any Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

Section 8.12 Reserve Reports.

(a) In addition to the Initial Reserve Report which has been delivered on or prior to the Effective Date, on or before each date set out in the right column of the following table, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and the Guarantors as of the date set out in the same line in the left column of such table:

As-of Date	Delivery Date
July 1, 2017 and each July 1 thereafter	the next following September 1
January 1, 2018 and each January 1 thereafter.	the next following March 1

(b) The Reserve Reports as of January 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the Reserve Reports as of July 1 of each year shall be prepared either by Approved Petroleum Engineers or, at the Borrower’s option, by the internal reserve engineering staff of the Borrower in accordance with the procedures used in the immediately preceding January 1 Reserve Report.

(c) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared either by Approved Petroleum Engineers or by Borrower’s internal reserve engineering staff, in each case in accordance with the procedures used in the immediately preceding January 1 Reserve Report. For any Interim Redetermination requested by the Revolving Administrative Agent or the Borrower pursuant to Section 2.07(b) of the Revolving Credit Agreement, the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

(d) With the delivery of each Reserve Report (other than the Initial Reserve Report), the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer on behalf of the Borrower certifying that in all material respects that (i) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Guarantor to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (ii) none of their Borrowing Base Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all such Borrowing Base Properties sold and (iii) attached thereto is a schedule of the Borrowing Base Properties evaluated by such Reserve Report that are Mortgaged Properties which demonstrates the percentage of the total value of the Borrowing Base Properties that the value of such Mortgaged Properties represents in compliance with Section 8.14(a).

Section 8.13 Title Information. On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), the Borrower will use commercially reasonable efforts to deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties of the Borrower and the Guarantors evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total PV-9 of the Borrowing Base Properties of the Borrower and the Guarantors evaluated by such Reserve Report.

Section 8.14 Additional Collateral; Additional Guarantors.

(a) In connection with each redetermination of the Borrowing Base following the Effective Date, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)) to ascertain whether the Mortgaged Properties represent at least ~~85~~ 95% of the total PV-9 of the Proved Reserves of the Borrower and the Guarantors evaluated by such Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not satisfy the foregoing requirements, then the Borrower shall, and shall cause the Restricted Subsidiaries to, promptly grant, and, subject to Section 8.20(b), within thirty (30) days (or such later date as the Administrative Agent may agree in its sole discretion) after delivery of the certificate required under Section 8.12(d), to the Administrative Agent, as security for the Obligations, Security Instruments covering additional Borrowing Base Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will comply with such requirements. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

(b) The Borrower shall promptly cause each Domestic Subsidiary (other than an Excluded Subsidiary) to guarantee the Obligations pursuant to the Guaranty and Collateral Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary (other than a Foreign Subsidiary formed in connection with a Redomestication Transaction) to, promptly, but in any event no later than 15 Business Days after the formation or acquisition (or other similar event) of such Subsidiary to, (i) execute and deliver a supplement to the Guaranty and Collateral Agreement, executed by such Subsidiary, (ii) pledge all of the Equity Interests of such Subsidiary that are owned by the Borrower or any Guarantor (and deliver the original stock certificates, if any, evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (iii) grant Liens in favor of the Collateral Agent on all Property of such Subsidiary (other than Property excluded from the grant of such Liens pursuant to the terms of the Security Instruments) and (iv) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent. Notwithstanding the foregoing, the following Restricted Subsidiaries shall not be required to guarantee the Obligations or execute and deliver the Guaranty and Collateral Agreement (or a supplement to such document): (A) any Restricted Subsidiary that is prohibited or restricted by applicable law, rule or regulation or by any contractual obligation existing on the Effective Date (or, if later, the date it becomes a Restricted Subsidiary) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee unless such consent, approval, license or authorization has been received and for only so long as such restriction is outstanding, (B) any Foreign Subsidiary and (C) any Domestic Subsidiary of a Foreign Subsidiary that is a controlled foreign corporation within the meaning of section 957 of the Code (“CFC”) or any Domestic Subsidiary with no material assets other than Equity Interests (or Equity Interests and Debt) of one or more Foreign Subsidiaries that are CFCs; provided that the Borrower may (in its sole discretion) cause any Domestic Subsidiary, or if reasonably acceptable to the Administrative Agent, any Foreign Subsidiary (including any consolidated Affiliate in which the Borrower and its Subsidiaries own no Equity Interest), to become a Guarantor and to execute and deliver the Guaranty and Collateral Agreement (or a supplement to such document). Domestic Subsidiaries may be excluded from the requirements of this Section 8.14(b) if the Administrative Agent reasonably determines that the cost, burden, difficulty or consequence of providing such a guarantee outweighs the benefit to the Lenders afforded thereby.

(c) Notwithstanding any provision in any of the Loan Documents to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) owned by the Borrower or any other Credit Party required to be included in the Mortgaged Property and no Building or Manufactured (Mobile) Home shall be encumbered by any Security Instrument; provided, that (A) the Borrower’s and the other Credit Parties’ interests in all lands and Hydrocarbons situated under any such Building or Manufactured (Mobile) Home shall not be excluded from the Mortgaged Property and shall be encumbered by all applicable Security Instruments and (B) Parent Guarantor and the Borrower shall not, and shall not permit any Restricted Subsidiaries to, permit to exist any Lien on any Building or Manufactured (Mobile) Home except Excepted Liens.

Section 8.15 Unrestricted ~~Subsidiaries.~~ Parent Entities. Parent Guarantor and the Borrower:

(a) will cause the management, business and affairs of each of Parent Guarantor, the Borrower, the Restricted Subsidiaries and the Unrestricted Parent Entities to be conducted in such a manner (including, without limitation, by keeping separate books of accounts, furnishing separate financial statements of ~~Unrestricted Subsidiaries and~~ any Unrestricted Parent Entities to potential creditors and ~~potential~~ creditors thereof and by not permitting Properties of Parent Guarantor, the Borrower, and the respective Restricted Subsidiaries to be commingled) so that each Unrestricted ~~Subsidiary and Unrestricted~~ Parent Entity that is a corporation will be treated as a corporate entity separate and distinct from Parent Guarantor, the Borrower and the Restricted Subsidiaries~~.~~;

(b) will not, and will not permit any ~~of the~~ Restricted Subsidiaries to~~,~~ incur, assume, guarantee or be or become liable for any Debt of any ~~of the Unrestricted Subsidiaries or~~ Unrestricted Parent Entities~~.~~; and

(c) will not permit any Unrestricted ~~Subsidiary or Unrestricted~~ Parent Entity to hold any Equity Interest in, or any Debt of, Parent Guarantor, the Borrower or any Restricted Subsidiary.

Section 8.16 Commodity Exchange Act Keepwell Provisions. The Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide to each Credit Party (other than the Borrower) such funds or other support as may be needed from time to time by such Credit Party in order for such Credit Party to honor its Obligations with respect to any Swap Agreements or CFTC Hedging Obligations for which it is liable, whether such Swap Agreements or CFTC Hedging Obligations are entered into directly by such Credit Party or are guaranteed under the Guaranty and Collateral Agreement

(provided, however, that the Borrower shall only be liable under this Section 8.16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.16, or otherwise under this Agreement or any Loan Document, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrower under this Section 8.16 shall remain in full force and effect until this Agreement is terminated in accordance with its terms. Borrower intends that this Section 8.16 constitute a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 8.17 ERISA Compliance. Parent Guarantor and the Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent after written request therefor by the Administrative Agent, copies of each annual and other report with respect to each Plan or any trust created thereunder, and promptly upon becoming aware of the occurrence of any “prohibited transaction,” as described in section 406 of ERISA or in section 4975 of the Code for which no exemption exists or is available by statute, regulation, administrative exemption, or otherwise, in connection with any Plan or any trust created thereunder and that is reasonably expected to result in liability to Parent Guarantor, the Borrower or any Subsidiary that is expected to have Material Adverse Effect, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action Parent Guarantor, the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service or the Department of Labor with respect thereto.

Section 8.18 Deposit Accounts; Commodities Accounts and Securities Accounts. Subject to Section 8.20(a), the Borrower and each Guarantor will cause each of their respective Deposit Accounts, Commodities Accounts or Securities Accounts (in each case, other than Excluded Accounts) to, within 30 days (or such later date as the Administrative Agent may agree in its sole discretion) following the opening of any such account, at all times be subject to an Account Control Agreement in accordance with and to the extent required by the Guaranty and Collateral Agreement.

Section 8.19 Maintenance of Ratings. The Parent Guarantor will use commercially reasonable efforts to maintain Credit Ratings in effect from S&P and Moody’s.

Section 8.20 Post-Effective Date Deliverables.

(a) Account Control Agreements. Notwithstanding the requirements set forth in Section 8.18, with respect to each Deposit Account, Commodities Account and Securities Account of the Credit Parties in existence on the Effective Date (other than, in each case, Excluded Accounts), on or prior to the date that is sixty (60) days following the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower and each Guarantor shall deliver to the Administrative Agent duly executed Account Control Agreements in accordance with and to the extent required by the Guaranty and Collateral Agreement.

(b) Mortgages in respect of Oil and Gas Properties. To the extent not delivered on the Effective Date, the Borrower shall deliver to the Administrative Agent mortgages and other Security Instruments sufficient to create first priority, perfected Liens (subject only to Permitted Liens) (i) on or prior to the date that is sixty (60) days following the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), on at least 50% of the total PV-9 of the Borrowing Base Properties of the Borrower and the Guarantors evaluated by the most recently delivered Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production and (ii) on or prior to the date that is ninety (90) days following the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), on at least 85% of the total PV-9 of the Proved Reserves of the Borrower and the Guarantors evaluated by the most recently delivered Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production.

ARTICLE IX

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full, each of Parent Guarantor and the Borrower covenants and agrees with the Lenders that:

Section 9.01 Intentionally Omitted.

Section 9.02 Debt. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, incur, create, assume or suffer to exist any Debt, except:

(a) the Notes or other Obligations arising under the Loan Documents and ~~Revolving Obligations and~~ any Permitted Refinancing Debt thereof~~.~~;

(b) Debt under Capital Leases or that constitutes Purchase Money Indebtedness; provided that the sum of the aggregate principal amount of all Debt described in this Section 9.02(b) at any one time outstanding shall not exceed $75,000,000 in the aggregate~~.~~;

(c) intercompany Debt owing by the Borrower or any Guarantor to the Borrower or any Guarantor~~.~~;

(d) Debt constituting a guaranty by Borrower or any other Credit Party of other Debt permitted to be incurred under this Section 9.02~~.~~;

(e) Existing Senior Notes and related Existing Senior Notes Debt; ~~provided that, solely with respect to Senior Notes and related Senior Notes Debt (other than the Existing Senior Notes) issued after the Effective Date, at the time such Senior Notes are issued, the Borrower is in pro forma compliance with the Financial Covenants whether or not a Term Loan Exclusive Period is in effect at such time; provided further that during an Investment Grade Period, at the time any such Senior Notes are issued after the Effective Date, after giving effect to the incurrence of such Senior Notes Debt, the Fixed Charge Coverage Ratio of the Borrower and its Consolidated Restricted Subsidiaries for the most recent Rolling Period for which internal financial statements are available immediately preceding the date on which such additional Debt is incurred would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Debt had been incurred at the beginning of such Rolling Period, at the time any such Senior Notes or related Senior Notes Debt are issued.~~

(f) Debt that represents an extension, refinancing, or renewal of any of the Existing Senior Notes Debt ~~or Debt issued pursuant to Section 9.02(i)~~; provided that, (i) the principal amount of such Debt is not increased (other than by the costs, fees, premiums and expenses and by accrued and unpaid interest paid in connection with any such extension, refinancing or renewal) ~~except in compliance with the preceding clause (e)~~, (ii) such extension, refinancing or renewal does not result in any principal amount owing in respect of Existing Senior Notes Debt becoming due earlier than the date that is 91 days after the Maturity Date, and (iii) if the Existing Senior Notes Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Debt must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Debt~~.~~;

~~(g) other Debt so long as the aggregate principal amount of all Debt described in this Section 9.02(g) at any one time outstanding does not exceed $75,000,000 in the aggregate.~~

(~~h~~g) ~~Debt arising under the Revolving Loan Documents~~[reserved];

(h) Debt arising under the Revolving Loan Documents and any Permitted Refinancing Debt in respect thereof; provided that (i) the aggregate principal amount of all such Debt (excluding customary secured hedging and cash management arrangements) incurred pursuant to this Section 9.02(h) at any time outstanding does not exceed the greater of (x) the Borrowing Base then in effect minus the aggregate principal amount of Loans outstanding at such time (but in no event shall the calculation under this clause (x) exceed $425,000,000) and (y) $325,000,000, (ii) all Debt incurred pursuant to this Section 9.02(h) shall be in the form of reserve-based revolving credit financing provided by one or more Approved RBL Lenders to the extent required by clause (b) of the definition of “Revolving Credit Agreement” and (iii) all Debt incurred pursuant to this Section 9.02(h) shall at all times be governed by the Revolver Debt Documents;

(i) Debt under Swap Agreements permitted pursuant to Section 9.18;

(j) ~~Debt issued in satisfaction of any Claims derived from or based upon makewhole, applicable premium, redemption premium, or other similar payment provisions under the OpCo Notes MNPA or any other alleged premiums, fees, or Claims arising from the treatment of the OpCo Notes under the Approved Plan, including any Claims for damages or other relief arising from such treatment (capitalized terms used in this Section 9.02(j) but not defined herein shall have the meanings assigned to such terms in the Plan of Reorganization as in effect on March 14, 2017) so long as the aggregate principal amount of all Debt described in this Section 9.02(j) at any one time outstanding does not exceed $300,000,000 in the aggregate;~~[reserved];

(k) Permitted Acquisition Debt so long as the aggregate principal amount of all Debt described in this Section 9.02(k) at any one time outstanding does not exceed $100,000,000~~.~~; and

(l) (i) Permitted Junior Exchange Debt consisting of (x) Permitted Second Lien Debt incurred on the Initial Exchange Date in an aggregate principal amount not to exceed $545,000,000 plus any increase to such principal amount after the Initial Exchange Date solely resulting from interest that is paid in-kind on such Debt; provided that after giving effect to the incurrence of such Permitted Second Lien Debt on the Initial Exchange Date, there shall have been an aggregate decrease in Debt described in clause (a) of the definition thereof of the Borrower of not less than $224,800,000, (y) Permitted Second Lien Debt incurred from the Initial Exchange Date to, and including, the one-year anniversary of the Initial Exchange Date in an aggregate amount not to exceed $55,100,000, plus any increase to such principal amount after the Initial Exchange Date solely resulting from interest that is paid in-kind on such Debt; provided, such Debt shall only be permitted pursuant to this Section 9.02(l)(i)(y) if such Debt is issued in exchange for, or the net proceeds thereof are used solely to repay, the applicable 2022 Notes at a price per each $1,000 aggregate principal amount of the applicable 2022 Notes validly exchanged not to exceed (A) $720 aggregate principal amount of such Permitted Second Lien Debt incurred pursuant to this Section 9.02(l)(i)(y), plus (B) 14.0 warrants with economic terms identical to those of the warrants issued in the transactions contemplated by the Exchange Agreement dated December 17, 2018, by and among the Borrower, the Guarantors and the other parties identified on Schedule I thereto, plus (C) an amount of cash necessary to pay any accrued and unpaid interest on the 2022 Notes redeemed or retired pursuant to this

Section 9.02(l)(i)(y), and/or (z) Permitted Third Lien Debt incurred after the Initial Exchange Date in an aggregate principal amount not to exceed $240,000,000 plus any increase to such principal amount resulting from interest that is paid in-kind on such Debt; provided that, in the case of each incurrence of Debt pursuant to this clause (i), as of the time of the issuance thereof and after giving pro forma effect thereto and to the use of proceeds thereof, (x) no Event of Default has occurred and is continuing and (y) the annual aggregate cash interest expense payable with respect to any such Debt shall not exceed the annual aggregate cash interest expense that would have been payable with respect to such Existing Senior Notes refinanced thereby during the 12-month period preceding such refinancing and (ii) and any Permitted Refinancing Debt in respect thereof.

Section 9.03 Liens. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

(a) Liens securing the Obligations~~.~~;

(b) Excepted Liens~~.~~;

(c) Liens securing Capital Leases and Purchase Money Indebtedness permitted by Section 9.02(b) but only on the Property under lease or the Property purchased, constructed or improved with such Purchase Money Indebtedness~~.~~;

(d) Liens securing Debt permitted by Section 9.02(g) but only on Property not constituting Borrowing Base Properties or Collateral~~.~~;

(e) Liens securing ~~the Revolving Obligations.~~Debt permitted by Section 9.02(h);

(f) Liens on cash deposits securing obligations under Swap Agreements; provided that the amount of such cash deposits shall not exceed $25,000,000 in the aggregate at any time~~.~~;

~~(g) Liens on cash, surety, performance or appeal bonds and similar instruments securing satisfaction of any Claims derived from or based upon makewhole, applicable premium, redemption premium, or other similar payment provisions under the OpCo Notes MNPA or any other alleged premiums, fees, or Claims arising from the treatment of the OpCo Notes under the Approved Plan, including any Claims for damages or other relief arising from such treatment; provided that any reference to “Claims” in this Section 9.03(g) shall only apply to such Claims to the extent that they do not constitute funded debt (capitalized terms used in this Section 9.03(g) but not defined herein shall have the meanings assigned to such terms in the Plan of Reorganization as in effect on March 14, 2017).~~

(g) [reserved]; and

(h) Liens on the Collateral securing Debt permitted by Section 9.02(l); provided that such Liens are subordinated to the Liens securing the Obligations pursuant to the applicable Junior Lien Intercreditor Agreement.

Section 9.04 Limitation on Restricted Payments.

(a) The Parent Guarantor and the Borrower shall not, and shall not permit any Restricted Subsidiaries to, directly or indirectly:

(i) declare or pay any dividend or make any other payment or distribution on account of the Parent Guarantor’s, Borrower’s or any Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment by the Parent Guarantor, the Borrower or any Restricted Subsidiary in connection with any merger or consolidation involving the Parent Guarantor, the Borrower or any Restricted Subsidiary other than (A) dividends or distributions payable in Equity Interests (other than Disqualified Capital Stock) of the Parent Guarantor, (B) dividends or distributions by UP Energy, the Borrower or a Restricted Subsidiary, so long as, in the case of any dividend or distribution payable on or in respect of any Equity Interests issued by a Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the Parent Guarantor, the Borrower or the Restricted Subsidiary holding such Equity Interests receives at least its pro rata share of such dividend or distribution and (C) payments made in respect of any stock appreciation rights or similar benefits plans;

(ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Parent Guarantor or the Borrower) any Equity Interests of the Parent Guarantor or the Borrower;

(iii) make any principal payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Debt of the Parent Guarantor, the Borrower or any Restricted Subsidiary (excluding ~~(a)~~ any intercompany Debt between or among the Parent Guarantor and any of its Restricted Subsidiaries~~, (b) the purchase, redemption, defeasance, repurchase or other acquisition of Subordinated Debt of the Parent Guarantor, the Borrower or any Restricted Subsidiary purchased, redeemed, defeased or otherwise acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year after the date of purchase, repurchase, redemption, defeasance or acquisition, and (c) any payment of principal at the stated maturity thereof); or~~); or

(iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iii) above (other than any exception thereto) being collectively referred to as “Restricted Payments”)~~, unless, at the time of and immediately after giving effect to such Restricted Payment:~~;

provided that, on or after September 1, 2019, the Borrower shall be permitted to make a Restricted Payment described under Section 9.04(a)(iii) solely in respect of Permitted Third Lien Debt, the Existing Senior Notes or any Permitted Refinancing Debt in respect of the foregoing (such Debt, the “Subject Debt”) if (x) such Subject Debt is purchased, repurchased, redeemed, acquired or retired at a price in cash equal to no greater than 35% of the principal amount of such Subject Debt and (y) at the time of and immediately after giving effect to such Restricted Payment:

(A) no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(B) the Consolidated Net Leverage Ratio is less than 3.25:1.00 for the most recently ended Rolling Period for which internal financial statements are available immediately preceding the date for which such Restricted Payment is being made determined on a pro forma basis after giving effect to such Restricted Payment; and

(C) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Parent Guarantor, the Borrower and any Restricted Subsidiary since the Effective Date is less than the sum, without duplication, of:

(1) 50% of the Consolidated Net Income for the period (taken as one accounting period) from the first day of the fiscal quarter during which the Effective Date occurs to the end of the most recently ended fiscal quarter of the Borrower for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); plus

(2) 100% of the aggregate net cash proceeds and the Fair Market Value of (I) marketable securities (other than marketable securities of the Parent Guarantor, the Borrower or a Restricted Subsidiary), (II) Equity Interests of a Person (other than the Parent Guarantor, the Borrower or any Restricted Subsidiary) engaged primarily in a Permitted Business and (III) other assets used or useful in a Permitted Business, in each case, received by the Parent Guarantor, the Borrower or a Restricted Subsidiary since the Effective Date (x) as a contribution to its common equity capital or from the issue or sale of Qualifying Equity Interests, (y) from the issue or sale of convertible or exchangeable Disqualified Capital Stock of the Parent Guarantor or convertible or exchangeable debt securities of the Parent Guarantor, in each case that have been converted into or exchanged for Qualifying Equity Interests of the Parent Guarantor (in the case of clauses (x) or (y), other than net cash proceeds received from an issuance or sale of Qualifying Equity Interests, convertible or exchangeable Disqualified Capital Stock or debt securities to a Restricted Subsidiary or to an employee stock ownership plan or similar trust to the extent such issuance or sale to such employee stock ownership plan or similar trust is financed by loans from or guaranteed by the Parent Guarantor, the Borrower or any Restricted Subsidiary (unless such loans have been repaid with cash on or prior to the date of determination)) or (z) upon the exercise of any options, warrants or rights to purchase Qualifying Equity Interests; plus

(3) the amount by which Debt of the Parent Guarantor, the Borrower or its Restricted Subsidiaries which is convertible or exchangeable for Equity Interests (other than Disqualified Capital Stock) is reduced on the Parent Guarantor’s consolidated balance sheet upon the conversion or exchange (other than Debt held by the Borrower or a Restricted Subsidiary) subsequent to the Effective Date of such Debt (less the amount of any cash, or the Fair Market Value of any other property, distributed by the Parent Guarantor upon such conversion or exchange); plus

(4) the amounts received by the Parent Guarantor, the Borrower or any Restricted Subsidiary, with respect to any Restricted Investments made by the Parent Guarantor, the Borrower or any Restricted Subsidiary in any Person after the Effective Date resulting from:

(I) repurchases or redemptions of, or returns of capital on, such Restricted Investments by such Person, proceeds realized upon the sale of such Restricted Investment to an unaffiliated purchaser, repayments of loans or advances or other transfers of assets (including by way of dividend or distribution) by such Person to the Parent Guarantor, the Borrower or any Restricted Subsidiary (other than for reimbursement of tax payments); or

(II) ~~the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries or the merger or consolidation of an Unrestricted Subsidiary with and into the Parent Guarantor, the Borrower or any Restricted Subsidiary~~[reserved];

which amount in the case of Section 9.04(a)(iv)(C)(4)(I) is an the amount equal to the lesser of (A) the initial amount of such Restricted Investment and (B) the cash amount (less any expenses incurred in connection with such transaction) received by the Parent Guarantor, the Borrower or any Restricted Subsidiary (other than for reimbursement of tax payments), provided, however, that no amount will be included under Section 9.04(a)(iv)(C)(4)(I) to the extent it is already included in Consolidated Net Income.

(b) Section 9.04(a) shall not prohibit any Restricted Payments under this Section 9.04(b), provided that at the time of, and after giving effect to, any such Restricted Payment, no Event of Default (or in the case of Section 9.04(b)(iv), Default) shall have occurred and be continuing or would occur as a consequence thereof:

~~(i) any Restricted Payment made or paid within 60 days after the date of declaration or giving of a redemption notice, as the case may be, thereof, if at such date of declaration or notice, such Restricted Payment would have complied with the provisions of this Agreement (and such payment shall be deemed to be paid on the date of declaration or notice for purposes of any calculation required by this covenant);~~

(i) the purchase, redemption, defeasance, repurchase or other acquisition of Subject Debt within one year of the maturity thereof or at maturity thereof in an aggregate amount not to exceed $50,000,000 for all such purchases, redemptions, defeasances, repurchases or other acquisitions of Subject Debt after the Initial Exchange Date;

(ii) the making of any Restricted Payment in exchange for, or out of or with the Net Equity Proceeds of the substantially concurrent sale (other than to the Borrower or a Restricted Subsidiary) of, Qualifying Equity Interests of the Parent Guarantor or from the substantially concurrent contribution of common equity capital to the Parent Guarantor (with a sale or contribution being deemed substantially concurrent if such Restricted Payment occurs not more than 120 days after such sale or contribution);

(iii) the repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Debt of the Parent Guarantor, the Borrower or any Subsidiary Guarantor with the Net Cash Proceeds from a substantially concurrent incurrence of, or exchange for, Permitted Refinancing Debt (with an incurrence of Permitted Refinancing Debt being deemed substantially concurrent if such repurchase, redemption, defeasance, acquisition or retirement occurs not more than 120 days after such incurrence);

(iv) so long as no Default has occurred and is continuing, any Restricted Payment to any existing or former directors, employees, management or consultants or advisors of the Parent Guarantor, the Borrower or any Restricted Subsidiary or their assigns, estates or heirs, in each case in connection with equity incentive plans, under stock option plans or stock purchase agreements or other agreements to compensate such persons approved by the board of directors of the Parent Guarantor; provided that the Equity Interests with respect to which such Restricted Payments are made were received for services related to, or for the benefit of, the Parent Guarantor, the Borrower, or any Restricted Subsidiaries; and provided, further, that Restricted Payments pursuant to this clause will not exceed $2,000,000 in the aggregate during any calendar year (with any unused amounts in any calendar year being carried over to successive calendar years and added to such amount subject to a maximum of $5,000,000 in any calendar year); plus, to the extent not previously applied or included, (A) the Net Equity Proceeds received by the Parent Guarantor, the Borrower, or any Restricted Subsidiary from sales of Equity Interests (other than Disqualified Capital Stock) to directors, employees, management or consultants or advisors of the Parent Guarantor, the Borrower, or any Restricted Subsidiary that occur after the Effective Date (to the extent such Net Equity Proceeds have not otherwise been applied to the payment of Restricted Payments pursuant to Section 9.04(a)(C)(2)) and (B) the net cash proceeds of key man life insurance policies received by the Parent Guarantor, the Borrower, or any Restricted Subsidiary after the Effective Date; provided that the Parent Guarantor may elect to apply all or any portion of the aggregate increase contemplated by clauses (A) and (B) above in any calendar year; and provided, further, that cancellation of Debt owing to the Parent Guarantor, the Borrower, or any Restricted Subsidiary from any existing or former directors, employees, management or consultants or advisors of the ~~the~~ Parent Guarantor, the Borrower, or any Restricted Subsidiary in connection with the repurchase of Equity Interests of the Parent Guarantor, the Borrower, or any Restricted Subsidiary will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement;

(v) the purchase, redemption, defeasance or other acquisition or retirement for value of Equity Interests deemed to occur upon the exercise or conversion of stock options, warrants, rights to acquire Equity Interests or other convertible securities, to the extent such Equity Interests represent a portion of the exercise or conversion price thereof;

(vi) the purchase, redemption, defeasance or other acquisition or retirement for value of Equity Interests of the Parent Guarantor, the Borrower, or any Restricted Subsidiary held by any current or former officers, directors, employees, management or consultants or advisors of the Parent Guarantor, the Borrower, or any Restricted Subsidiary in connection with the exercise or vesting of any equity compensation (including, without limitation, stock options, restricted stock and phantom stock) in order to satisfy any tax withholding obligation with respect to such exercise or vesting;

(vii) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Capital Stock of the Parent Guarantor, the Borrower, or any Restricted Subsidiary issued on or after the Effective Date in accordance with the Fixed Charge Coverage Ratio test described in Section 9.02, to the extent such dividends are included in the definition of “Fixed Charges”;

(viii) payments of cash, dividends, distributions, advances or other Restricted Payments by the Parent Guarantor, the Borrower, or any Restricted Subsidiary to allow the payment of cash in lieu of the issuance of fractional shares (or to allow for the purchase by the Parent Guarantor, the Borrower, or any Restricted Subsidiary of fractional shares) upon the exercise, conversion or exchange of any stock options, warrants, other rights to purchase Equity Interests or other convertible or exchangeable securities (provided that any such payment is not for the purpose of evading the limitations of this covenant); and

(ix) each Permitted Notes Exchange to the extent the incurrence of the applicable Permitted Junior Exchange Debt is permitted by Section 9.02(l);

(~~ix~~x) on or after September 1, 2019, other Restricted Payments of the type described in Section 9.04(a)(ii), so long as the Consolidated Net Leverage Ratio is ~~no greater~~less than ~~2.50~~2.25:1.00 determined on a pro forma basis for the most recently ended Rolling Period for which internal financial statements are available immediately preceding the date for which such Restricted Payment is being made~~.~~; and

(xi) the prepayment, purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of any Permitted Junior Exchange Debt at a purchase price not greater than 100% of the principal amount of such Permitted Junior Exchange Debt as the result of a mandatory prepayment, purchase, repurchase, redemption, defeasance or other acquisition or retirement event under such Permitted Junior Exchange Debt on account of an asset sale or casualty or condemnation event; provided that, prior to or simultaneously with such prepayment, purchase, repurchase, redemption, defeasance or other acquisition or retirement, the Borrower has made any prepayment required under Section 3.04(c).

(c) For purposes of determining compliance with this “Restricted Payments” covenant, in the event that a Restricted Payment meets the criteria of more than one of the categories of Restricted Payments described in Section 9.04, the Borrower will be permitted to divide or classify (or later divide, classify or reclassify in whole or in part in its sole discretion) such Restricted Payment in any manner that complies with this covenant.

(d) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Parent Guarantor, the Borrower or any Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

Section 9.05 [Reserved].

Section 9.06 Nature of Business; International Operations. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, allow any material change to be made in the character of its business as a company engaged in the Oil and Gas Business. From and after the date hereof, Parent Guarantor, the Borrower and the Restricted Subsidiaries will not acquire or commit to acquire any Oil and Gas Properties not located within the geographical boundaries of the United States of America and the Borrower and the Restricted Subsidiaries will not form or acquire any Foreign Subsidiaries. Parent Guarantor shall not directly own any interest in any Oil and Gas Property. Any Oil and Gas Properties of the Credit Parties will at all times be owned by the Borrower or one or more Restricted Subsidiaries.

Section 9.07 [Reserved].

Section 9.08 ERISA Compliance. Parent Guarantor and the Borrower will not, and will not permit any Subsidiary to, at any time:

(a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower or a Subsidiary could be subjected to either a civil penalty assessed pursuant to subsections (i) or (l) of section 502 of ERISA or a tax imposed by section 4975 of the Code, except where such penalty or tax could not reasonably be expected to have a Material Adverse Effect.

(b) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, Parent Guarantor, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto, except where such failure could not reasonably be expected to have a Material Adverse Effect.

(c) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA that provides benefits to retirees or former employees of such entities that may not be terminated by such entities in their sole discretion at any time without any liability other than for benefits due as of, or claims incurred prior to, the effective date of such termination, except where such contribution or assumption of an obligation could not reasonably be expected to have a Material Adverse Effect.

Section 9.09 Sale or Discount of Notes or Receivables. Except for the sale of defaulted notes or accounts receivable not made in connection with any financing transaction, Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, sell (with or without recourse or discount) any of its notes receivable or accounts receivable to any Person other than the Borrower or any Guarantor. The settlement or compromise of joint interest billings or of accounts receivable and other receivables in connection with the collection or compromise thereof will not constitute a sale for the purposes of the preceding sentence.

Section 9.10 Mergers, Etc. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired) (any such transaction, a “consolidation”), or liquidate or dissolve; provided that, so long as no Event of Default has occurred and is then continuing, any Restricted Subsidiary may be liquidated or may participate in a merger or consolidation with the Borrower or Parent Guarantor (provided that the Borrower or Parent Guarantor shall be the survivor) or any other Restricted Subsidiary or another Person who becomes a Restricted Subsidiary concurrent with such merger or consolidation provided further that, notwithstanding the foregoing, so long as no Event of Default has occurred and is then continuing, the Parent Guarantor may consummate a Redomestication Transaction.

Section 9.11 Sale of Properties and Liquidation of Swap Agreements. As used herein, “Transfer” means to sell, assign, farm-out, convey or otherwise transfer Property or to Liquidate any Swap Agreement in respect of commodities, provided that Transfer does not include the grant or creation of a Lien. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, Transfer (1) any Oil and Gas Property or any interest in Hydrocarbons produced or to be produced therefrom, (2) any commodity Swap Agreement or (3) any Equity Interest in any Restricted Subsidiary that owns any Oil and Gas Property, any interest in Hydrocarbons produced or to be produced therefrom, or any commodity Swap Agreement (in this Section 9.11, an “E&P Subsidiary”), except for:

(a) the sale of Hydrocarbons in the ordinary course of business;

(b) farmouts of undeveloped acreage and assignments in connection with such farmouts;

(c) Transfers among Parent Guarantor, the Borrower and the Restricted Subsidiaries provided that the provisions of Section 8.14 are complied with to the extent applicable;

(d) the sale or transfer of Unproven Acreage or of any Equity Interests in any E&P Subsidiary (other than an E&P Subsidiary that owns any Borrowing Base Properties, any interest in Hydrocarbons produced or to be produced therefrom, or any commodity Swap Agreement included in the most recent determination of the Borrowing Base), provided that, prior to and after giving effect to such sale or transfer, (i) the Borrower is in compliance with Section 9.18, (ii) if a Borrowing Base Deficiency exists prior to such sale or transfer, 100% of the Net Cash Proceeds of such sale or transfer are applied to prepay the Loans up to an amount sufficient to cure such Borrowing Base Deficiency and (iii) no Default or Event of Default exists at such time; provided that if any such Transfer pursuant to this Section 9.11(d) occurs during a Term Loan Exclusive Period, the Net Cash Proceeds from all such Transfers pursuant to this Section 9.11(d) in excess of $20,000,000 shall be applied pursuant to Section 3.04(c)(iii); provided that within 365 days from the date of such Transfer, such excess Net Cash Proceeds from such Transfer may be applied by the Parent Guarantor, the Borrower or such Restricted Subsidiary, to the extent such Person so elects to:

(A) to reinvest in Additional Oil and Gas Assets; provided that in the case of Net Cash Proceeds from a Transfer of Collateral such Additional Oil and Gas Assets shall constitute Collateral; or

(B) enter into a bona fide binding contract with a Person other than an Affiliate of the Borrower to apply the Net Cash Proceeds pursuant to clause (A) immediately above, provided that such binding contract shall be treated as a permitted application of the Net Cash Proceeds from the date of such contract until the earlier of:

(1) the date on which such reinvestment is consummated, and

(2) the 90th day following the expiration of the 365-day period referred to in this Section 9.11(d);

(e) Transfers of Borrowing Base Properties, of commodity Swap Agreements, and of Equity Interests in any E&P Subsidiary that owns any Borrowing Base Properties, any interest in Hydrocarbons produced or to be produced therefrom or any commodity Swap Agreement included in the most recent determination of the Borrowing Base, provided that:

(i) the consideration received in respect of such Transfer shall be cash, the assumption of liabilities (including indemnification obligations) related to the Borrowing Base Properties Transferred, new Oil and Gas Properties (and related Additional Oil and Gas Assets) and new commodity Swap Agreements acquired, or Investments permitted under Section 9.04;

(ii) the consideration received in respect of such Transfer shall be equal to or greater than the fair market value of the Borrowing Base Properties, commodity Swap Agreements and Equity Interests in E&P Subsidiaries that are Transferred (as reasonably determined by the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of the Borrower certifying to that effect);

(iii) if any such Transfer is of an E&P Subsidiary, such Transfer shall include all the Equity Interests of such E&P Subsidiary owned by Parent Guarantor, the Borrower and the Restricted Subsidiaries; and

(iv) if any such Transfer occurs during a Term Loan Exclusive Period, the Net Cash Proceeds from such Transfer shall be applied pursuant to Section 3.04(c)(iii); provided that within 365 days from the date of such Transfer, Net Cash Proceeds from such Transfer may be applied by the Parent Guarantor, the Borrower or such Restricted Subsidiary, to the extent such Person so elects to:

(A) to reinvest in Additional Oil and Gas Assets; or

(B) enter into a bona fide binding contract with a Person other than an Affiliate of the Borrower to apply the Net Cash Proceeds pursuant to Section 9.11(e)(iv)(A), provided that such binding contract shall be treated as a permitted application of the Net Cash Proceeds from the date of such contract until the earlier of

(1) the date on which such reinvestment is consummated, and

(2) the 90th day following the expiration of the 365-day period referred to in this Section 9.11(e)(iv); and

Section 9.12 Transactions with Affiliates. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any transaction, with any Affiliate (other than Parent Guarantor, the Borrower and the Restricted Subsidiaries) unless such transaction is upon terms that are no less favorable to it than those that could reasonably be expected to be obtained in a comparable arm’s length transaction with a Person not an Affiliate or that are otherwise fair to Parent Guarantor, the Borrower or such Restricted Subsidiary from a financial point of view. The restrictions set forth in this

Section 9.12 shall not apply to (a) executing, delivering, and performing obligations under the Loan Documents, the Revolving Loan Documents and the Senior Notes Documents; (b) compensation to, and the terms of employment contracts with, individuals who are officers, managers and directors of Parent Guarantor or the Borrower, provided such compensation or contract is approved by Ultra Petroleum’s board of directors, (c) the issuance of Equity Interests (other than Disqualified Capital Stock) by Parent Guarantor or the Borrower, (d) transactions permitted under Section 9.04 or otherwise expressly permitted under this Agreement and (e) transactions contemplated by the Plan of Reorganization.

Section 9.13 Subsidiaries. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary ~~or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary~~ unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b). Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in the Borrower or any Restricted Subsidiary except (a) to the Borrower or another Restricted Subsidiary or (b) in compliance with Section 9.11. None of the Borrower or any Restricted Subsidiary will have any Foreign Subsidiaries. Parent Guarantor and the Borrower will not permit any Equity Interests of any Restricted Subsidiary to be directly owned by any Person other than the Borrower or another Restricted Subsidiary. UP Energy will not directly own any subsidiary other than the Borrower and any Unrestricted Parent Entity.

Section 9.14 Negative Pledge Agreements; Subsidiary Dividend Restrictions. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than (i) this Agreement and the Security Instruments, (ii) agreements with respect to Debt secured by Liens permitted by Section 9.03(c) or Section 9.03(d) but then only with respect to the Property that is financed by such Debt, ~~and~~ (iii) documents creating Liens which are described in clause (d), (f), (h) or (i) of the definition of “Excepted Liens”, but then only with respect to the Property that is the subject of the applicable lease, document or license described in such clause (d), (f), (h) or (i) and (iv) agreements with respect to Permitted Junior Exchange Debt and any Permitted Refinancing Debt in respect thereof) that in any way prohibits or restricts the granting, conveying, creation or imposition of the Liens on any of its Property in favor of the Collateral Agent for the benefit of the Secured Parties that are created pursuant to the Security Instruments to secure the Obligations. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than the Loan Documents, the Revolving Loan Documents and the Senior Notes Documents) that restricts any Restricted Subsidiary from paying dividends or making any other distributions in respect of its Equity Interests to Parent Guarantor, the Borrower or any other Restricted Subsidiary.

Section 9.15 ~~Designation and Conversion of Restricted and Unrestricted Subsidiaries~~[Reserved].

~~(a)~~ Any Person that becomes a Subsidiary of the Borrower or any ~~Restricted Subsidiary shall be a Restricted Subsidiary unless such Person (i) is designated as an Unrestricted Subsidiary on Schedule 7.14, as of the date hereof, (ii) is designated as an Unrestricted Subsidiary after the date hereof in compliance with Section 9.15(b), or (iii) is a subsidiary of an Unrestricted Subsidiary.~~

~~(b) The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) prior, and after giving effect, to such designation, neither a Default nor a Borrowing Base Deficiency would exist and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made under Section 9.04. Except as provided in this Section 9.15(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary.~~

~~(c) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if after giving effect to such designation, (i) the representations and warranties of the Borrower and the other Credit Parties contained in each of the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of the date of such redesignation except to the extent (A) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such redesignation, such representations and warranties shall continue to be true and correct as of such specified earlier date and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall be true and correct in all respects on and as of the date of such redesignation, (ii) no Event of Default would exist and (iii) the Borrower complies with the requirements of Section 8.14, Section 8.15 and Section 9.13. Upon any such designation, an amount equal to the lesser of the fair market value of the Borrower’s direct and indirect ownership interest in such Subsidiary or the amount of the Borrower’s cash investment previously made in such Subsidiary shall be deemed no longer outstanding for purposes of the limitation on Investments under Section 9.04.~~

Section 9.16 Non-Qualified ECP Counterparties. Parent Guarantor and the Borrower shall not permit any Guarantor that is not a Qualified ECP Counterparty to own, at any time, any Borrowing Base Properties. The Borrower shall not permit any Guarantor that is not a Qualified ECP Counterparty to own, at any time, any Equity Interests in any Restricted Subsidiaries.

Section 9.17 ~~Amendments to Senior~~Modifications to Debt Documents. Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to~~,~~:

(a) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to any of the terms of the Existing Senior Notes Documents if (a) the effect thereof would be to shorten the maturity of the Existing Senior Notes Debt to a date earlier than the date that is 91 days after the Maturity Date or to provide a right to require Redemption of any Existing Senior Notes Debt earlier than the date that is 91 days after the Maturity Date, (b) the effect thereof would be to increase the principal amount of such Existing Senior Notes Debt (other than in connection with ~~an additional incurrence of Senior Notes Debt that is permitted under Section 9.02(e) or~~ a refinancing to the extent permitted under Section 9.02(f)), or (c) such action adds or amends any financial ratio covenants, negative covenants or events of default to cause the financial ratio covenants, negative covenants or events of default to be materially more onerous, taken as a whole and as determined by the board of directors of Parent Guarantor, than those in this Agreement without this Agreement being contemporaneously amended to add similar provisions~~.~~; or

(b) enter into, cause or permit to exist or become effective any amendment, restatement, supplement, modification or refinancing (or successive amendments, restatements, supplements, modifications or refinancings) of the Second Lien Indenture, including any guarantees, collateral documents, instruments and agreements executed in connection therewith (the “Second Lien Indenture Documents”), (x) if (a) the effect thereof would be to shorten the maturity of the Debt outstanding under the Second Lien Indenture Documents to a date earlier than the date that is 91 days after the Maturity Date or to provide a right to require Redemption of any such Debt earlier than the date that is 91 days after the Maturity Date, (b) the effect thereof would be to increase the principal amount of such Debt (other than to the extent permitted under Section 9.02(l)), or (c) such action adds or amends any financial ratio covenants, negative covenants or events of default to cause the financial ratio covenants, negative covenants or events of default to be materially more onerous, taken as a whole and as determined by the board of directors of Parent Guarantor, than those in this Agreement except to the extent permitted by the definition of “Permitted Junior Exchange Debt” or (y) that increases (1) the interest rate or yield, including by increasing the “applicable margin” or similar component of the interest rate (including to provide for additional compounded or interest paid in-kind), through original issue discount or by modifying the method of computing interest, or (2) a letter of credit, commitment, facility, utilization, makewhole or similar fee (but excluding any customary consent, amendment, arrangement or similar fees) so that the combined interest rate and fees are increased by more than 2.50% per annum with respect to Second Lien Indenture Documents as in effect on the Initial Exchange Date, in each instance in the aggregate at any level of pricing, but excluding increases from the accrual of interest at the “Post-Default Rate” defined in Second Lien Indenture Documents as in effect on the Initial Exchange Date or, for a refinancing, a rate that corresponds to the “Post-Default Rate”.

Section 9.18 Swap Agreements.

(a) Parent Guarantor and the Borrower will not, and will not permit any Restricted Subsidiary to, enter into or maintain any Swap Agreements with any Person other than:

(i) Swap Agreements with an Approved Counterparty not for speculative purposes in respect of commodities fixing a price for a term of not more than sixty months and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than put or floor options as to which an upfront premium has been paid or basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, eighty-five percent (85%) of the reasonably anticipated projected production from Oil and Gas Properties for each month during the sixty-month period during which such Swap Agreement is in effect for each of crude oil, natural gas and natural gas liquids, calculated separately, provided that the Borrower (A) shall have the option to update the reasonably anticipated projected production from Oil and Gas Properties between the delivery of Reserve Reports hereunder (which updates shall be provided to the Administrative Agent in writing and shall be in form and substance reasonably satisfactory to the Administrative Agent) and (B) shall, without causing a breach of this Section 9.18, have the option to enter into commodity Swap Agreements with respect to (x) such updated projected production and (y) reasonably anticipated projected production from Oil and Gas Properties not then owned by the Borrower or such Subsidiary but which are subject to a binding purchase agreement for which the Borrower or such Subsidiary is scheduled to acquire such Oil and Gas Properties within the applicable period, provided that, if such purchase agreement does not close for any reason on the date required thereunder, including any binding extensions thereof, within thirty (30) days of such required closing date, the Borrower shall unwind or otherwise terminate the Swap Agreements entered into with respect to production that was to be acquired thereunder, and

(ii) Swap Agreements with an Approved Counterparty not for speculative purposes in respect of interest rates, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect) do not exceed eighty-five percent (85%) of the then outstanding principal amount of the Borrower’s Debt for borrowed money. In no event shall any Swap Agreement, other than a master Swap Agreement pursuant to which the Borrower executes only put or floor options as to which an upfront premium has been paid and subject to the limitations set forth in Section 9.03(f), contain any requirement, agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement other than the benefit of the Security Instruments as contemplated herein.

(b) If, after the end of any calendar month, the Borrower determines that the aggregate notional volume of all Swap Agreements in respect of commodities for such calendar month exceeded 100% of actual production of Hydrocarbons in such calendar month, then the Borrower shall (i) promptly notify the Administrative Agent of such determination, and (ii) if requested by the Administrative Agent (or if otherwise necessary to ensure compliance with Section 9.18(a)(i)), within 30 days after such request, terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements such that, at such time, future volumes under commodity Swap Agreements and future Deemed Transportation Volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar months.

(c) For all purposes of determining the aggregate volumes of Swap Agreements under this Section 9.18 there shall be no double counting for transactions and agreements in respect of the same volumes that hedge different risks, including without limitation:

(i) for price swaps and basis swaps in respect of the same volumes, such as financial basis swaps between Marcellus and Henry Hub and financial price swaps of floating Henry Hub for a fixed price,

(ii) for financial price swaps and Specified Commodity Sale Contracts that functionally operate as basis swaps in respect of the same volumes,

(iii) for basis swaps that hedge different components of basis risk, such as a Specified Commodity Sale Contract that hedges basis risk between Marcellus and Texas Eastern’s East Louisiana zone and a financial basis hedge that hedges basis risk between Texas Eastern’s East Louisiana zone and Henry Hub.

ARTICLE X

EVENTS OF DEFAULT; REMEDIES

Section 10.01 Events of Default. One or more of the following events shall constitute an “Event of Default”:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise.

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days.

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any other Credit Party in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

(d) the Borrower shall fail to give notice of any Default as required under Section 8.02(a), or the Borrower or any other Credit Party shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(c), (i) or (j), Section 8.02(b) or (c), Section 8.03(a), Section 8.14, Section 8.18, Section 8.20 or Article IX.

(e) the Borrower or any other Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) a Responsible Officer of the Borrower or any other Credit Party having knowledge of such default, or (ii) receipt of notice thereof by the Borrower from the Administrative Agent.

(f) the Borrower or any other Credit Party shall fail to make any payment of principal or interest on any Material Debt, when and as the same shall become due and payable, and such failure to pay shall extend beyond any applicable period of grace.

(g) any event or condition occurs that results in any Material Debt becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Debt or any trustee or agent on its or their behalf to cause such Material Debt to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity.

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of the Borrower or any other Credit Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any other Credit Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered.

(i) the Borrower or any other Credit Party shall voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any other Credit Party or for a substantial part of its assets, file an answer admitting the material allegations of a petition filed against it in any such proceeding, make a general assignment for the benefit of creditors, or take any action for the purpose of effecting any of the foregoing.

(j) the Borrower or any other Credit Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k) one or more judgments for the payment of money in an aggregate amount in excess of the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer, which is not subject to an insolvency proceeding, does not dispute coverage) shall be rendered against the Borrower, any other Credit Party or any combination thereof and the same shall not be either discharged, vacated or stayed within thirty days after becoming a final judgment.

(l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or any other Credit Party party thereto, or shall be repudiated by any of them, or cease to create valid and perfected Liens of the priority required thereby on the Collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement or the Security Instruments, or the Borrower or any other Credit Party or any of their Affiliates shall so state in writing.

(m) a Change in Control shall occur.

Section 10.02 Remedies.

(a) In the case of an Event of Default other than one described in Section 10.01(h) or Section 10.01(i), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h) or Section 10.01(i), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

(b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

(c) All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied:

(i) first, to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

(ii) second, pro rata to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Lenders;

(iii) third, pro rata to payment of accrued interest on the Loans;

(iv) fourth, pro rata to payment of principal outstanding on the Loans (including with respect to principal on account of PIK Interest in respect of any Loan);

(v) fifth, pro rata to any other Obligations;

(vi) sixth, any excess, after all of the Obligations shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

ARTICLE XI

THE AGENTS

Section 11.01 Appointment; Powers. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent to act on its behalf as the administrative agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing: (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Parent Guarantor, the Borrower or any of the Borrower’s Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into: (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent’s satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of Parent Guarantor, the Borrower and the Borrower’s Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in Article VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities)

described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action that, in its opinion or the opinion of its counsel, exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any bankruptcy or insolvency law. If a Default has occurred and is continuing, no syndication agents or documentation agent shall have any obligation to perform any act in respect thereof. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct as determined in a final, non-appealable judgment by a court of competent jurisdiction.

Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

Section 11.05 Sub-agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 11.06 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Section 11.07 Agents as Lenders. Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Parent Guarantor, the Borrower or any Subsidiary of the Borrower or other Affiliate thereof as if it were not an Agent hereunder and without any duty to account therefor to the Lenders.

Section 11.08 No Reliance. (a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Agents shall not be required to keep themselves informed as to the performance or observance by Parent Guarantor, the Borrower or any of the Borrower’s Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of Parent Guarantor, the Borrower or the Borrower’s Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent or the Arrangers shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Parent Guarantor, the Borrower (or any of their Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Simpson Thacher & Bartlett LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

(b) The Lenders acknowledge that the Administrative Agent is acting solely in administrative capacities with respect to the structuring of this Agreement and has no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their administrative duties, responsibilities and liabilities specifically as set forth in the Loan Documents and, if applicable, in its capacity as Lenders hereunder. In structuring, arranging or syndicating this Agreement, each Lender acknowledges that the Administrative Agent may be a lender hereunder and under other loans or other securities and waives any existing or future conflicts of interest associated with the their role in such other debt instruments. If in its administration of this facility or any other debt instrument, the Administrative Agent determines (or is given written notice by any Lender) that a conflict exists, then it shall eliminate such conflict within 90 days or resign pursuant to Section 11.06 and shall have no liability for action taken or not taken while such conflict existed.

Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Parent Guarantor, the Borrower or any of the Restricted Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 11.10 Authority of Administrative Agent to Release Collateral and Liens.

(a) Each Lender hereby authorizes the Administrative Agent to take the following actions and the Administrative Agent hereby agrees to take such actions at the request of the Borrower:

(i) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (x) upon termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations) owing to the Administrative Agent and the Lenders under the Loan Documents, (y) that is, or is to be, sold, released or otherwise disposed of as permitted pursuant to the terms of the Loan Documents, or (z) if approved, authorized or ratified in writing by the Majority Lenders (or, if approval, authorization or ratification by all Lenders is required under Section 12.02(b), then by all Lenders);

(ii) to subordinate (or release) any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to any Lien on such Property that is permitted by Section 9.03(c);

(iii) to release any Guarantor from its obligations under the Guaranty and Collateral Agreement and the other Loan Documents if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted under the Loan Documents; and

(iv) to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents necessary or useful to accomplish or evidence the foregoing.

(b) Upon the request of the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant to this Section 11.10.

(c) Except as otherwise provided in Section 12.08 with respect to rights of setoff, and notwithstanding any other provision contained in any of the Loan Documents to the contrary, no Person other than the Administrative Agent has any right to realize upon any of the Collateral individually, to enforce any Liens on Collateral, or to enforce the Guaranty and Collateral Agreement, and all powers, rights and remedies under the Security Instruments may be exercised solely by Administrative Agent on behalf of the Persons secured or otherwise benefitted thereby.

(d) By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Person secured by such Liens that is not a party hereto agrees to the terms of this Section 11.10.

Section 11.11 The Arrangers, the Syndication Agent and the Documentation Agent. The Arrangers and any other arranger, syndication agent or documentation agent hereafter appointed shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.

ARTICLE XII

MISCELLANEOUS

Section 12.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, to it at its address set forth on Schedule 12.01, and if to any Lender other than Barclays Bank PLC, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, III, IV or V, unless otherwise agreed by the Administrative Agent and the applicable Lender, if any, in writing. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

(d) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereby consents to such recording.

Section 12.02 Waivers; Amendments.

(a) No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other Agent, or any Lender may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the consent of the Majority Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Obligations hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment or prepayment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or any other Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Maturity Date or the Maturity Date without the written consent of each Lender affected thereby, (iv) change Section 4.01(b), Section 4.01(c), the definition of “Applicable Percentage” or any other term or condition hereof in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) waive or amend Section 3.04(c), Section 6.01 or Section 10.02(c), without the written consent of each Lender, (vi) release any Guarantor (except as set forth in the Guaranty and Collateral Agreement or in this Agreement), release all or substantially all of the Collateral (other than as provided in Section 11.10), or (vii) change any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent, as the case may be. Notwithstanding the foregoing, (1) any supplement to Schedule 7.14 shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders, (2) the Borrower and the Administrative Agent may amend this Agreement or any other Loan Document without the consent of the Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document or to modify or add financial ratio covenants, negative covenants or Events of Default to cause such financial ratio covenants, negative covenants or Events of Default to be more onerous to the Borrower than those contained in this Agreement (prior to giving effect to such amendment) in connection with any amendment, modification or other change to the Senior Notes Documents pursuant Section 9.17(c), and (3) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into any amendment, modification or waiver of this Agreement or any other Loan Document or enter into any agreement or instrument to add additional Guarantors as contemplated in Section 8.14(b) or to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or Property to become Collateral to secure the Obligations for the benefit of the Lenders or as required by any Governmental Requirement to give effect to, protect or otherwise enhance the rights or benefits of any Lender under the Loan Documents.

Section 12.03 Expenses, Indemnity; Damage Waiver.

(a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental assessments and audits and surveys and appraisals) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent (or any sub-agent thereof) in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, and (iii) all out-of-pocket expenses incurred by any Agent or, during the continuance of any Event of Default, by any Lender in connection with the enforcement or protection of its rights under this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made hereunder, and including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) THE BORROWER SHALL INDEMNIFY EACH AGENT (AND ANY SUB-AGENT THEREOF), THE ARRANGERS, AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE,

INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, (ii) THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (iii) THE FAILURE OF THE BORROWER OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iv) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (v) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, OR ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND THE BORROWER’S SUBSIDIARIES BY SUCH PERSON, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF THE BORROWER’S SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF THE BORROWER’S SUBSIDIARIES, OR ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO OR WHETHER BROUGHT BY THE BORROWER, ANY GUARANTOR OR ANY OTHER PARTY, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS,

DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent (or any sub-agent thereof), the Arrangers under Section 12.03(a) or (b) or any Related Party of the foregoing, each Lender severally agrees to pay to such Agent (or any such sub-agent), the Arrangers, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any sub-agent thereof), the Arrangers in its capacity as such.

(d) All amounts due under this Section 12.03 shall be payable not later than thirty (30) days after written demand therefor.

(e) Each party’s obligations under this Section 12.03 shall survive the termination of the Loan Documents and payment of the obligations hereunder.

Section 12.04 Successors and Assigns; No Third Party Beneficiaries.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender and no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement, and except for the foregoing Persons there are no third party beneficiaries to this Agreement.

(b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided that (i) no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender, an Approved Fund or if an Event of Default has occurred and is continuing and (ii) if the Borrower has not responded within ten (10) Business Days after the delivery of any such request for a consent, such consent shall be deemed to have been given; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(E) no such assignment shall be made to a natural person, an Industry Competitor, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof by the Administrative Agent, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 with respect to facts and circumstances occurring prior to the Effective Date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower and each Lender. This Section 12.04(b)(iv) shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (or any other relevant or successor provisions of the Code or such Treasury Regulations).

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

(c) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that:

(i) such Lender’s obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement;

(ii) such Participant must first agree to comply with Section 12.11;

(iii) no such participation may be sold to a natural Person or an Industry Competitor; and

(iv) any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender retains the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement, except that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant.

Each such Participant shall be entitled to the benefits of Section 5.01, 5.02 and 5.03 and shall be subject to the requirements of and limitations in Sections 5.01, 5.02, 5.03 and 5.05 (it being understood that the documentation required under Section 5.03(g) shall be delivered to the participating Lender, i.e., the Lender selling such participation) to the same extent as if such Participant were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant shall not be entitled at any time to receive any greater payment under Sections 5.01 or 5.03, with respect to any participation, than its participating Lender would have been entitled to receive at such time, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant complies with Section 5.03 as though it were a Lender. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.05 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments,

Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything in this Agreement to the contrary, any Lender may, at any time, assign all or a portion of its Loans to an Affiliated Lender, subject to the following limitations:

(i) In connection with an assignment to a Non-Debt Fund Affiliate, (A) the Non-Debt Fund Affiliate shall have identified itself in writing as an Affiliated Lender to the assigning Lender and the Administrative Agent prior to the execution of such assignment and (B) the Non-Debt Fund Affiliate shall be deemed to have represented and warranted to the assigning Lender and the Administrative Agent that the requirements set forth in this clause (e)(i) and clause (iv) below, shall have been satisfied upon consummation of the applicable assignment;

(ii) Non-Debt Fund Affiliates will not (A) have the right to receive information, reports or other materials provided solely to Lenders by the Administrative Agent or any other Lender, except to the extent made available to the Borrower, and except that such Affiliate Lenders shall have the right to require delivery to it of notices of borrowings, prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II (B) attend or participate in meetings attended solely by the Lenders and the Administrative Agent, or (C) access any electronic site (except that if notices of borrowings, prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II are made available through a portion of the Platform designated “Affiliate Lender”, they may have access solely to such portion of the Platform designated “Affiliate Lender”) established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders;

(iii) (A) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under, this Agreement or any other Loan Document, each Non-Debt Fund Affiliate will be deemed to have consented in the same proportion as the Lenders that are not Non-Debt Fund Affiliates consented to such matter, unless such matter adversely affects such Non-Debt Fund Affiliate more than other Lenders in any material respect, (B) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws, each Non-Debt Fund Affiliate hereby agrees (x) not to vote on such of reorganization or plan of liquidation, (y) if such Non-Debt Fund Affiliate does vote on such of reorganization or plan of liquidation notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such of reorganization or plan of liquidation in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (z) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (iii)(B) unless such of reorganization or plan of liquidation adversely affects such Non-Debt Fund Affiliate more than other Lenders in any material respect, and (C) each Non-Debt Fund Affiliate hereby (solely in its capacity as a Lender) irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate (solely in respect of Loans therein and not in respect of any other claim or status such Non-Debt Fund Affiliate may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this clause (iii), including to ensure that any vote of such Non-Debt Fund Affiliate on any of reorganization or plan of liquidation is withdrawn or otherwise not counted;

(iv) the aggregate principal amount of Loans held at any one time by Non-Debt Fund Affiliates may not exceed 25% of the aggregate outstanding principal amount of Loans;

(v) the Affiliated Lender will not be entitled to bring actions against the Administrative Agent, in its role as such, or receive advice of counsel or other advisors to the Administrative Agent or any other Lenders or challenge the attorney client privilege of their respective counsel; and

(vi) the portion of any Loans held by Non-Debt Fund Affiliates in the aggregate in excess of 49.9% of the amount of Loans and Commitments required to be held by Lenders in order for such Lenders to constitute “Majority Lenders” shall be disregarded in determining Majority Lenders at any time.

Each Affiliated Lender that is a Lender hereunder agrees to comply with the terms of this paragraph (e) (notwithstanding that it may be granted access to any electronic site established for the Lenders by the Administrative Agent), and agrees that in any subsequent assignment of all or any portion of its Loans it shall identify itself in writing to the assignee as an Affiliated Lender prior to the execution of such assignment.

(f) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require any Credit Party to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” laws of any state.

Section 12.05 Survival; Revival; Reinstatement.

(a) All covenants, agreements, representations and warranties made by Parent Guarantor and the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b) To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and Parent Guarantor and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

Section 12.06 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency, and of whatsoever kind, including obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of Parent Guarantor, the Borrower or any Restricted Subsidiary against any of and all the obligations of Parent Guarantor the Borrower or such Restricted Subsidiary owed to such Lender or its Affiliates now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM BRINGING SUIT AGAINST ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING (OR AS SOON THEREAFTER AS IS PROVIDED BY APPLICABLE LAW). NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY (i) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL

DAMAGES; PROVIDED THAT, THE FOREGOING WAIVER SHALL NOT LIMIT THE INDEMNITY OBLIGATIONS OF THE BORROWER UNDER SECTION 12.03 TO THE EXTENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN A THIRD PARTY CLAIM IN CONNECTION WITH WHICH AN INDEMNITEE IS ENTITLED TO INDEMNIFICATION BY THE BORROWER UNDER SECTION 12.03; AND (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.11 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority having jurisdiction over the disclosing party, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement for the express benefit of the Borrower containing provisions substantially the same as those of this Section 12.11, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or to any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to Parent Guarantor, the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 12.11 or becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source (other than any Credit Party) not known by them to be subject to confidentiality restrictions. For the purposes of this Section 12.11, “Information” means all information received from Parent Guarantor, the Borrower or any Subsidiary relating to Parent Guarantor, the Borrower or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Parent Guarantor, the Borrower or a Subsidiary; provided that, in the case of information received from Parent Guarantor, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to rating agencies, market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America or any state or other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12.

Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.14 [Reserved].

Section 12.15 [Reserved].

Section 12.16 [Reserved].

Section 12.17 USA Patriot Act Notice. Each Agent and each Lender hereby notifies Parent Guarantor and the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow it to identify the Borrower and each Guarantor in accordance with the Act.

Section 12.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of Parent Guarantor and the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) no fiduciary, advisory or (except as expressly provided in Section 12.04) agency relationship between Parent Guarantor, the Borrower and its Subsidiaries and the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent or any Lender has advised or is advising Parent Guarantor, the Borrower or any Subsidiary on other matters; (ii) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between Parent Guarantor, the Borrower and their Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand; (iii) each of Parent Guarantor and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate; and (iv) each of Parent Guarantor and the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Parent Guarantor, the Borrower or any of their Subsidiaries, or any other Person; (ii) neither the Administrative Agent nor the Lenders has any obligation to Parent Guarantor, the Borrower or any of their Subsidiaries with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of Parent Guarantor, the Borrower and their Subsidiaries, and neither the Administrative Agent nor the Lenders has any obligation to disclose any of such interests to Parent Guarantor, the Borrower or their Subsidiaries. To the fullest extent permitted by Law, each of Parent Guarantor and the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency (except as expressly set forth in Section 12.04) or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

The provisions of this Section 12.19 are intended to comply with, and shall be interpreted in light of, Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union.

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